UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-00558

THE HARTFORD MUTUAL FUNDS II, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (860) 843-9934

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2010 – April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

• Are you concerned about inflation and its effects on your portfolio?

• Is your portfolio prepared for rising interest rates?

• Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Growth Fund inception 06/08/1949
(subadvised by Wellington Management Company, LLP)	Investment objective – Seeks long-term capital appreciation.

Performance Overview 4/30/01-4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
Growth A#	19.21%	21.93%	3.33%	2.55%
Growth A##		15.22%	2.17%	1.97%
Growth B#	18.70%	21.02%	2.63%	NA*
Growth B##		16.02%	2.28%	NA*
Growth C#	18.77%	21.10%	2.59%	1.83%
Growth C##		20.10%	2.59%	1.83%
Growth I#	19.35%	22.35%	3.68%	2.95%
Growth L#	19.15%	22.11%	3.55%	2.77%
Growth L##		16.31%	2.55%	2.28%
Growth R3#	19.00%	21.67%	3.16%	2.67%
Growth R4#	19.21%	22.07%	3.45%	2.82%
Growth R5#	19.41%	22.42%	3.63%	2.90%
Growth Y#	19.43%	22.49%	3.82%	3.00%
Russell 1000 Growth Index	16.96%	20.87%	5.06%	2.11%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class A, B, C and Y shares commenced operations on 2/19/02. Class A and C share performance prior to that date reflects Class L and N share performance and operating expenses less Class A or C share sales charges, respectively. (Class N shares are no longer offered.) Class Y share performance prior to 2/19/02 reflects Class L share performance and operating expenses, adjusted to reflect that Class Y has no sales charges. Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Class R3, R4 and R5 share performance between 2/19/02 and 12/22/06 reflects Class Y share performance and operating expenses. Class R3, R4 and R5 share performance prior to 2/19/02 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class R3, R4 and R5 have no sales charges.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Andrew J. Shilling, CFA
Senior Vice President

How did the Fund perform?
The Class A shares of The Hartford Growth Fund returned 19.21% before sales charge for the six-month period ended April 30, 2011, outperforming the Fund’s benchmark, the Russell 1000 Growth Index, which returned 16.96% for the same period. The Fund outperformed the 15.22% return of the average fund in the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
U.S. equities moved higher in the period despite a high degree of volatility caused by mounting concerns about unrest in North Africa and the Middle East and the devastating earthquake and nuclear crisis in Japan. Equities were pushed higher by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., and strong earnings growth. Fears of a global economic slowdown due to sovereign debt troubles in Europe, Japanese supply disruptions, and concerns about heightened geopolitical risks were not enough to offset optimism about the global economy, a tidal wave of global liquidity, strong corporate earnings, and a continued accommodative Fed policy.

All ten sectors of the Russell 1000 Growth Index had positive returns for the period. Energy (+36%), Industrials (+23%), and Utilities (+21%) performed the best, while Telecommunication Services (+3%) lagged on a relative basis. Growth stocks (+17%) performed in-line with value stocks (+17%), as measured by the Russell 1000 Growth and Russell 1000 Value Indices.

Strong security selection in Information Technology, Consumer Staples, and Consumer Discretionary contributed to outperformance relative to the benchmark. This was partially offset by weak security selection in Financials, Energy, and Materials. Sector allocation, which is a residual of bottom-up (i.e. stock by stock fundamental research) stock selection, hurt relative (i.e. performance of the Fund as measured against the benchmark) performance. Positive effects from an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Consumer Staples was not enough to offset the negative effects of the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position)exposure to Information Technology and underweight exposure to Energy.

Green Mountain Coffee Roasters (Consumer Staples), Altera (Information Technology), and Priceline.com (Consumer Discretionary) were the top contributors to relative performance during the period. Shares of specialty coffee company Green Mountain Coffee soared in the first quarter of 2011 after the company announced strategic relationships with Starbucks and Dunkin Donuts. Altera, a semiconductor company specializing in programmable logic devices, saw its share price steadily increase over the period; the company continued to extend its leading market share position in the 40 nanometer market. Shares of online travel company Priceline.com rose, driven by strong growth in global hotel reservations and Internet-based commerce and travel trends in Europe and across the globe. Additionally, Apple (Information Technology) was among the top contributors to absolute performance.

Top detractors from relative performance during the period were Exxon Mobil (Energy), Broadcom (Information Technology), and NetApp (Information Technology). Not owning oil and gas giant Exxon Mobil hurt relative results as the company reported strong earnings on solid upstream volumes and better-than-expected profitability per barrel. Shares of Broadcom, a provider of semiconductors for wired and wireless communications devices, lagged following disappointing operating expense guidance and slightly lower revenue guidance. NetApp, a network data storage equipment and services company, saw its stock price decline after the company announced disappointing fiscal fourth quarter earnings guidance. Cisco Systems (Information Technology) and Banco Santander Brasil (Financials) were also top detractors from absolute returns.

What is the outlook?
Central banks in developing markets, and now Europe, have begun tightening monetary policy due to surging commodity prices and rising inflation rates that are squeezing consumers and pinching corporate margins. The Fed will most likely discontinue the second round of quantitative easing after June. The earthquake in Japan has created near-term uncertainty from supply chain disruptions, but reconstruction efforts should have a stimulative effect starting in the second half of the year. We observe in many cyclical industries that good news is increasingly being priced into the stocks. Globally, the PMI indices may be peaking and the odds of some slowing in China due to tighter credit conditions is beginning to look increasingly likely. On the supportive side for stocks, however, would be the expected continued strength in corporate earnings, increasing M&A activity, improved flows coming into equities from fixed income, and reasonable valuations.

In this environment we continue to focus our efforts on stock-by-stock fundamental research, picking one stock at a time based upon the attractiveness of each company’s fundamentals and valuation. As a result of this bottom up stock selection, at the end of the period our largest overweight positions versus the benchmark were Information Technology, Consumer Discretionary, and Financials. Consumer Staples, Health Care, and Energy were the Fund’s largest underweight positions at the end of the period.

3

Diversification by Industry
as of April 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	4.4%
Banks (Financials)	0.6
Capital Goods (Industrials)	10.0
Consumer Durables & Apparel (Consumer Discretionary)	4.7
Consumer Services (Consumer Discretionary)	2.6
Diversified Financials (Financials)	3.9
Energy (Energy)	8.9
Food, Beverage & Tobacco (Consumer Staples)	2.7
Health Care Equipment & Services (Health Care)	1.8
Insurance (Financials)	1.2
Materials (Materials)	4.6
Media (Consumer Discretionary)	3.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	2.2
Retailing (Consumer Discretionary)	5.6
Semiconductors & Semiconductor Equipment (Information Technology)	9.6
Software & Services (Information Technology)	16.8
Technology Hardware & Equipment (Information Technology)	14.8
Transportation (Industrials)	0.7
Short-Term Investments	0.9
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Growth Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.9%
	Automobiles & Components - 4.4%
540	Ford Motor Co. ●	$8,358
287	Harley-Davidson, Inc.	10,675
396	Johnson Controls, Inc.	16,226
		35,259
	Banks - 0.6%
152	Wells Fargo & Co.	4,415

	Capital Goods - 10.0%
136	AMETEK, Inc.	6,263
85	Caterpillar, Inc.	9,847
102	Cummins, Inc.	12,267
160	Eaton Corp.	8,573
156	Illinois Tool Works, Inc.	9,135
111	Joy Global, Inc.	11,240
280	PACCAR, Inc.	14,892
28	Precision Castparts Corp.	4,343
33	Siemens AG ADR	4,790
		81,350
	Consumer Durables & Apparel - 4.7%
190	Coach, Inc.	11,346
86	Fossil, Inc. ●	8,241
61	Lululemon Athletica, Inc. ●	6,081
98	Polo Ralph Lauren Corp.	12,755
		38,423
	Consumer Services - 2.6%
155	Las Vegas Sands Corp. ●	7,271
588	MGM Resorts International ●	7,448
170	Starbucks Corp.	6,138
		20,857
	Diversified Financials - 3.9%
84	American Express Co.	4,113
207	Ameriprise Financial, Inc.	12,874
72	BlackRock, Inc.	14,151
15	LPL Investment Holdings, Inc. ●	546
		31,684
	Energy - 8.9%
144	Anadarko Petroleum Corp.	11,335
185	Consol Energy, Inc.	10,024
167	ENSCO International plc	9,939
101	EOG Resources, Inc.	11,424
110	National Oilwell Varco, Inc.	8,434
39	Occidental Petroleum Corp.	4,478
182	Schlumberger Ltd.	16,327
		71,961
	Food, Beverage & Tobacco - 2.7%
326	Green Mountain Coffee Roasters, Inc. ●	21,817

	Health Care Equipment & Services - 1.8%
128	Covidien plc	7,139
332	Hologic, Inc. ●	7,319
		14,458
	Insurance - 1.2%
277	Lincoln National Corp.	8,652
39	Progressive Corp.	857
		9,509
	Materials - 4.6%
133	Freeport-McMoRan Copper & Gold, Inc.	7,302
182	Monsanto Co.	12,349
116	Mosaic Co.	8,696
98	Rio Tinto plc ADR	7,175
15	Walter Energy, Inc.	2,083
		37,605
	Media - 3.8%
829	News Corp. Class A	14,766
2,163	Sirius XM Radio, Inc. w/ Rights ●	4,305
271	Walt Disney Co.	11,673
		30,744
	Pharmaceuticals, Biotechnology & Life Sciences - 2.2%
298	Agilent Technologies, Inc. ●	14,877
67	Teva Pharmaceutical Industries Ltd. ADR	3,066
		17,943
	Retailing - 5.6%
157	Abercrombie & Fitch Co. Class A	11,135
22	Amazon.com, Inc. ●	4,339
357	Lowe's Co., Inc.	9,360
29	Priceline.com, Inc. ●	16,131
223	Staples, Inc.	4,711
		45,676
	Semiconductors & Semiconductor Equipment - 9.6%
673	Altera Corp.	32,771
322	Analog Devices, Inc.	12,998
349	Broadcom Corp. Class A	12,260
262	Skyworks Solutions, Inc. ●	8,252
323	Texas Instruments, Inc.	11,467
		77,748
	Software & Services - 16.8%
94	Accenture plc	5,381
120	Alliance Data Systems Corp. ●	11,399
234	BMC Software, Inc. ●	11,744
240	Citrix Systems, Inc. ●	20,217
113	Cognizant Technology Solutions Corp. ●	9,393
798	eBay, Inc. ●	27,457
806	Oracle Corp.	29,053
104	Rovi Corp. ●	5,068
12	Salesforce.com, Inc. ●	1,612
141	VeriSign, Inc.	5,226
43	VMware, Inc. ●	4,068
261	Western Union Co.	5,552
		136,170
	Technology Hardware & Equipment - 14.8%
71	Acme Packet, Inc. ●	5,905
124	Apple, Inc. ●	43,173
70	Dolby Laboratories, Inc. Class A ●	3,500
816	EMC Corp. ●	23,131
39	F5 Networks, Inc. ●	3,948
330	Juniper Networks, Inc. ●	12,663
217	NetApp, Inc. ●	11,292
294	Qualcomm, Inc.	16,738
		120,350
	Transportation - 0.7%
45	C.H. Robinson Worldwide, Inc.	3,606

5

The Hartford Growth Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.9% - (continued)
	Transportation - 0.7% - (continued)
50	J.B. Hunt Transport Services, Inc.		$2,381
			5,987
	Total common stocks
	(cost $569,267)		$801,956

	Total long-term investments
	(cost $569,267)		$801,956

SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.9%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $1,336,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024 -
	2041, value of $1,363)
$1,336	0.04%, 4/29/2011		$1,336
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $3,009, collateralized by
	FHLMC 4.00% - 4.50%, 2040 - 2041,
	FNMA 4.00% - 4.50%, 2030 - 2041,
	GNMA 4.00%, 2040, value of $3,070)
3,009	0.05%, 4/29/2011		3,009
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $3,123,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $3,185)
3,123	0.04%, 4/29/2011		3,123
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $19, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $19)
19	0.02%, 4/29/2011		19
			7,487
	Total short-term investments
	(cost $7,487)		$7,487

	Total investments
	(cost $576,754) ▲	99.8%	$809,443
	Other assets and liabilities	0.2%	1,306
	Total net assets	100.0%	$810,749

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.8% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

6

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $583,528 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$236,058
Unrealized Depreciation	(10,143)
Net Unrealized Appreciation	$225,915

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

7

The Hartford Growth Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$801,956	$801,956	$–	$–
Short-Term Investments	7,487	–	7,487	–
Total	$809,443	$801,956	$7,487	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

8

The Hartford Growth Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $576,754)	$809,443
Cash	1
Receivables:
Investment securities sold	4,421
Fund shares sold	2,863
Dividends and interest	325
Other assets	87
Total assets	817,140
Liabilities:
Payables:
Investment securities purchased	5,390
Fund shares redeemed	722
Investment management fees	80
Administrative fees	—
Distribution fees	26
Accrued expenses	173
Total liabilities	6,391
Net assets	$810,749
Summary of Net Assets:
Capital stock and paid-in-capital	$688,042
Accumulated net investment loss	(316)
Accumulated net realized loss on investments and foreign currency transactions	(109,666)
Unrealized appreciation of investments	232,689
Net assets	$810,749

Shares authorized	27,000,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$19.24/$20.36
Shares outstanding	14,769
Net assets	$284,139
Class B: Net asset value per share	$16.06
Shares outstanding	1,148
Net assets	$18,430
Class C: Net asset value per share	$16.07
Shares outstanding	2,971
Net assets	$47,740
Class I: Net asset value per share	$19.49
Shares outstanding	5,681
Net assets	$110,745
Class L: Net asset value per share/Maximum offering price per share	$19.66/$20.64
Shares outstanding	10,877
Net assets	$213,836
Class R3: Net asset value per share	$19.54
Shares outstanding	19
Net assets	$380
Class R4: Net asset value per share	$19.80
Shares outstanding	224
Net assets	$4,426
Class R5: Net asset value per share	$19.93
Shares outstanding	15
Net assets	$296
Class Y: Net asset value per share	$20.10
Shares outstanding	6,504
Net assets	$130,757

9

The Hartford Growth Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$4,183
Interest	5
Less: Foreign tax withheld	(39)
Total investment income	4,149
Expenses:
Investment management fees	2,710
Administrative services fees	4
Transfer agent fees	649
Distribution fees
Class A	342
Class B	90
Class C	227
Class L	252
Class R3	1
Class R4	5
Custodian fees	5
Accounting services fees	44
Registration and filing fees	71
Board of Directors' fees	8
Audit fees	8
Other expenses	76
Total expenses (before waivers and fees paid indirectly)	4,492
Expense waivers	(4)
Transfer agent fee waivers	(11)
Commission recapture	(12)
Total waivers and fees paid indirectly	(27)
Total expenses, net	4,465
Net Investment Loss	(316)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	28,151
Net realized gain on foreign currency contracts	—
Net realized gain on other foreign currency transactions	16
Net Realized Gain on Investments and Foreign Currency Transactions	28,167
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	101,869
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(13)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	101,856
Net Gain on Investments and Foreign Currency Transactions	130,023
Net Increase in Net Assets Resulting from Operations	$129,707

10

The Hartford Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment loss	$(316)	$(1,425)
Net realized gain on investments and foreign currency transactions	28,167	49,390
Net unrealized appreciation of investments and foreign currency transactions	101,856	68,730
Net Increase In Net Assets Resulting From Operations	129,707	116,695
Distributions to Shareholders:
From net investment income
Class I	—	(239)
Class L	—	(500)
Class R3	—	—
Class R4	—	(5)
Class R5	—	—
Class Y	—	(509)
Total distributions	—	(1,253)
Capital Share Transactions:
Class A	(31,485)	(39,203)
Class B	(2,198)	(4,827)
Class C	(3,628)	(8,332)
Class I	37,084	(4,679)
Class L	(10,836)	(20,296)
Class R3	95	36
Class R4	217	449
Class R5	130	26
Class Y	10,015	(16,861)
Net decrease from capital share transactions	(606)	(93,687)
Net Increase In Net Assets	129,101	21,755
Net Assets:
Beginning of period	681,648	659,893
End of period	$810,749	$681,648
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(316)	$—

11

The Hartford Growth Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.75%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

12

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

●
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

●
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

●
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant

13

The Hartford Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

14

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of April 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to

15

The Hartford Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2011.

b)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the six-month period ended April 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

Risk Exposure Category
Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages

16

or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$1,253	$—

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(131,059)
Unrealized Appreciation †	124,059
Total Accumulated Deficit	$(7,000)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

17

The Hartford Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Amount
Accumulated Undistributed Net Investment Income	$1,427
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	19
Capital Stock and Paid-In-Capital	(1,446)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$131,059
Total	$131,059

As of October 31, 2010, the Fund utilized $39,805 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8000%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

18

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.30%	1.50%	1.20%	0.90%	0.85%

From November 1, 2010 through February 28, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.42%	1.50%	1.20%	0.90%	0.85%

Effective August 5, 2011, HIFSCO agreed to revise the voluntary limit on total operating expenses for the Fund, exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses. The new expense limitation is as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	N/A*	1.50%	1.20%	0.90%	0.85%

*	Class L reclassifies into Class A on or about August 5, 2011. See Footnote – Subsequent Events at end of this section.

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.25%
Class B Shares	2.05
Class C Shares	1.95
Class I Shares	0.93
Class L Shares	1.26
Class R3 Shares	1.50
Class R4 Shares	1.19
Class R5 Shares	0.90
Class Y Shares	0.79

e)
Distribution and Service Plan for Class A, B, C, L, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month

19

The Hartford Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

period ended April 30, 2011, HIFSCO received front-end load sales charges of $251 and contingent deferred sales charges of $8 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. The entire fee will be used for distribution-related expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $28. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

20

	Impact from Payment from
	Affiliate for SEC Settlement for the	Total Return Excluding Payment
	Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	23.90%
Class B	0.01	23.00
Class C	0.01	23.08
Class I	0.01	24.35
Class L	0.01	24.20
Class Y	0.01	24.50

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	6
Class R5	7

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$228,106
Sales Proceeds Excluding U.S. Government Obligations	235,254

21

The Hartford Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
					Net					Net
		Shares		Shares	Increase		Shares		Shares	Increase
		Issued for		Issued	(Decrease)		Issued for		Issued	(Decrease)
	Shares	Reinvested	Shares	from	of	Shares	Reinvested	Shares	from	of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,065	—	(2,858)	—	(1,793)	2,081	—	(4,737)	—	(2,656)
Amount	$19,091	$—	$(50,576)	$—	$(31,485)	$30,559	$—	$(69,762)	$—	$(39,203)
Class B
Shares	26	—	(174)	—	(148)	15	—	(405)	—	(390)
Amount	$379	$—	$(2,577)	$—	$(2,198)	$188	$—	$(5,015)	$—	$(4,827)
Class C
Shares	148	—	(394)	—	(246)	284	—	(961)	—	(677)
Amount	$2,204	$—	$(5,832)	$—	$(3,628)	$3,522	$—	$(11,854)	$—	$(8,332)
Class I
Shares	2,619	—	(584)	—	2,035	1,726	15	(2,059)	—	(318)
Amount	$47,680	$—	$(10,596)	$—	$37,084	$25,815	$221	$(30,715)	$—	$(4,679)
Class L
Shares	135	—	(730)	—	(595)	182	32	(1,568)	—	(1,354)
Amount	$2,448	$—	$(13,284)	$—	$(10,836)	$2,760	$480	$(23,536)	$—	$(20,296)
Class R3
Shares	7	—	(2)	—	5	5	—	(3)	—	2
Amount	$130	$—	$(35)	$—	$95	$75	$—	$(39)	$—	$36
Class R4
Shares	31	—	(18)	—	13	49	—	(20)	—	29
Amount	$554	$—	$(337)	$—	$217	$751	$5	$(307)	$—	$449
Class R5
Shares	7	—	—	—	7	9	—	(7)	—	2
Amount	$131	$—	$(1)	$—	$130	$137	$1	$(112)	$—	$26
Class Y
Shares	764	—	(239)	—	525	501	33	(1,622)	—	(1,088)
Amount	$14,443	$—	$(4,428)	$—	$10,015	$7,596	$508	$(24,965)	$—	$(16,861)
Total
Shares	4,802	—	(4,999)	—	(197)	4,852	80	(11,382)	—	(6,450)
Amount	$87,060	$—	$(87,666)	$—	$(606)	$71,403	$1,215	$(166,305)	$—	$(93,687)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	33	$582
For the Year Ended October 31, 2010	67	$1,005

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

22

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

At a meeting of the Board of Directors of The Hartford Mutual Funds II, Inc. (the “Board”) on May 3, 2011, the Board unanimously approved a plan to reclassify Class L shares. Effective as of the close of business on the reclassification date, each shareholder of Class L shares will own Class A shares equal to the aggregate value of Class L shares held by that shareholder (each a “Reclassification”). With respect to each Fund, shareholders of Class L shares are expected to incur the same or lower net operating expenses after the Reclassification to Class A shares.

Each Reclassification is expected to occur on or about August 5, 2011 or as soon as practicable thereafter. Accordingly, effective as of the close of the Reclassification, all references to Class L will be deleted.

23

The Hartford Growth Fund
Financial Highlights

 - Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$16.14	$(0.01)	$–	$3.11	$3.10	$–	$–	$–	$–	$3.10	$19.24
B	13.53	(0.07)	–	2.60	2.53	–	–	–	–	2.53	16.06
C	13.53	(0.06)	–	2.60	2.54	–	–	–	–	2.54	16.07
I	16.33	0.01	–	3.15	3.16	–	–	–	–	3.16	19.49
L	16.50	(0.01)	–	3.17	3.16	–	–	–	–	3.16	19.66
R3	16.42	(0.03)	–	3.15	3.12	–	–	–	–	3.12	19.54
R4	16.61	(0.01)	–	3.20	3.19	–	–	–	–	3.19	19.80
R5	16.69	0.01	–	3.23	3.24	–	–	–	–	3.24	19.93
Y	16.83	0.03	–	3.24	3.27	–	–	–	–	3.27	20.10

For the Year Ended October 31, 2010
A	13.57	(0.05)	–	2.62	2.57	–	–	–	–	2.57	16.14
B	11.46	(0.16)	–	2.23	2.07	–	–	–	–	2.07	13.53
C	11.46	(0.15)	–	2.22	2.07	–	–	–	–	2.07	13.53
I	13.73	0.01	–	2.65	2.66	(0.06)	–	–	(0.06)	2.60	16.33
L	13.87	(0.01)	–	2.68	2.67	(0.04)	–	–	(0.04)	2.63	16.50
R3	13.84	(0.07)	–	2.66	2.59	(0.01)	–	–	(0.01)	2.58	16.42
R4	13.98	(0.03)	–	2.69	2.66	(0.03)	–	–	(0.03)	2.63	16.61
R5	14.10	0.01	–	2.64	2.65	(0.06)	–	–	(0.06)	2.59	16.69
Y	14.15	0.03	–	2.72	2.75	(0.07)	–	–	(0.07)	2.68	16.83

For the Year Ended October 31, 2009
A	11.59	0.02	–	1.96	1.98	–	–	–	–	1.98	13.57
B	9.83	(0.03)	–	1.66	1.63	–	–	–	–	1.63	11.46
C	9.86	(0.07)	–	1.67	1.60	–	–	–	–	1.60	11.46
I	11.69	0.05	–	1.99	2.04	–	–	–	–	2.04	13.73
L	11.83	0.04	–	2.00	2.04	–	–	–	–	2.04	13.87
R3	11.86	(0.02)	–	2.00	1.98	–	–	–	–	1.98	13.84
R4	11.94	0.01	–	2.03	2.04	–	–	–	–	2.04	13.98
R5	12.00	0.04	–	2.06	2.10	–	–	–	–	2.10	14.10
Y	12.03	0.08	–	2.04	2.12	–	–	–	–	2.12	14.15

For the Year Ended October 31, 2008 (G)
A	21.25	(0.05)	–	(8.03)	(8.08)	–	(1.58)	–	(1.58)	(9.66)	11.59
B	18.39	(0.13)	–	(6.85)	(6.98)	–	(1.58)	–	(1.58)	(8.56)	9.83
C	18.45	(0.14)	–	(6.87)	(7.01)	–	(1.58)	–	(1.58)	(8.59)	9.86
I	21.34	0.02	–	(8.09)	(8.07)	–	(1.58)	–	(1.58)	(9.65)	11.69
L	21.60	–	–	(8.19)	(8.19)	–	(1.58)	–	(1.58)	(9.77)	11.83
R3	21.76	(0.08)	–	(8.24)	(8.32)	–	(1.58)	–	(1.58)	(9.90)	11.86
R4	21.82	(0.03)	–	(8.27)	(8.30)	–	(1.58)	–	(1.58)	(9.88)	11.94
R5	21.87	0.02	–	(8.31)	(8.29)	–	(1.58)	–	(1.58)	(9.87)	12.00
Y	21.90	0.04	–	(8.33)	(8.29)	–	(1.58)	–	(1.58)	(9.87)	12.03
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.

24

 - Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

19.21	%(E)	$284,139	1.25	%(F)	1.25	%(F)	1.25	%(F)	(0.11	)%(F)	31%
18.70	(E)	18,430	2.21	(F)	2.05	(F)	2.05	(F)	(0.91	) (F)	–
18.77	(E)	47,740	1.95	(F)	1.95	(F)	1.95	(F)	(0.82	) (F)	–
19.35	(E)	110,745	0.93	(F)	0.93	(F)	0.93	(F)	0.15	(F)	–
19.15	(E)	213,836	1.26	(F)	1.26	(F)	1.26	(F)	(0.13	) (F)	–
19.00	(E)	380	1.60	(F)	1.50	(F)	1.50	(F)	(0.41	) (F)	–
19.21	(E)	4,426	1.19	(F)	1.19	(F)	1.19	(F)	(0.07	) (F)	–
19.41	(E)	296	0.92	(F)	0.90	(F)	0.90	(F)	0.16	(F)	–
19.43	(E)	130,757	0.79	(F)	0.79	(F)	0.79	(F)	0.32	(F)	–

18.94		267,340	1.29		1.29		1.29		(0.32)		57
18.06		17,522	2.28		2.05		2.05		(1.08)		–
18.06		43,521	1.99		1.99		1.99		(1.02)		–
19.42		59,539	0.90		0.90		0.90		0.06		–
19.28		189,238	1.05		1.04		1.04		(0.07)		–
18.69		233	1.62		1.53		1.53		(0.58)		–
19.03		3,507	1.20		1.20		1.20		(0.24)		–
18.83		134	0.94		0.93		0.93		0.03		–
19.50		100,614	0.81		0.81		0.81		0.16		–

17.08		260,833	1.44		1.24		1.24		0.15		94
16.58		19,319	2.49		1.69		1.69		(0.30)		–
16.23		44,604	2.09		2.05		2.05		(0.67)		–
17.45		54,433	0.94		0.94		0.94		0.43		–
17.24		177,922	1.08		1.07		1.07		0.31		–
16.69		163	1.73		1.55		1.55		(0.25)		–
17.09		2,541	1.23		1.23		1.23		0.12		–
17.50		91	0.96		0.95		0.95		0.39		–
17.62		99,987	0.84		0.84		0.84		0.56		–

(40.77)		292,129	1.27		1.27		1.27		(0.27)		106
(41.16)		19,936	2.24		1.91		1.91		(0.91)		–
(41.19)		46,757	1.97		1.97		1.97		(0.96)		–
(40.53)		48,174	0.89		0.89		0.89		0.14		–
(40.61)		170,321	1.05		1.03		1.03		(0.03)		–
(40.93)		53	1.71		1.55		1.55		(0.51)		–
(40.70)		1,394	1.20		1.20		1.20		(0.17)		–
(40.56)		51	0.92		0.92		0.92		0.09		–
(40.50)		116,109	0.80		0.80		0.80		0.21		–

25

The Hartford Growth Fund
Financial Highlights – (continued)

 - Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended October 31, 2007
A	$18.45	$(0.07)	$–	$4.17	$4.10	$–	$(1.30)	$–	$(1.30)	$2.80	$21.25
B	16.25	(0.21)	–	3.65	3.44	–	(1.30)	–	(1.30)	2.14	18.39
C	16.29	(0.19)	–	3.65	3.46	–	(1.30)	–	(1.30)	2.16	18.45
I	18.46	–	–	4.18	4.18	–	(1.30)	–	(1.30)	2.88	21.34
L(F)	18.69	(0.05)	–	4.26	4.21	–	(1.30)	–	(1.30)	2.91	21.60
R3(G)	18.15	(0.08)	–	3.69	3.61	–	–	–	–	3.61	21.76
R4(G)	18.15	(0.01)	–	3.68	3.67	–	–	–	–	3.67	21.82
R5(G)	18.15	–	–	3.72	3.72	–	–	–	–	3.72	21.87
Y	18.89	0.02	–	4.29	4.31	–	(1.30)	–	(1.30)	3.01	21.90

For the Year Ended October 31, 2006
A	17.32	(0.07)	–	1.20	1.13	–	–	–	–	1.13	18.45
B	15.38	(0.20)	–	1.07	0.87	–	–	–	–	0.87	16.25
C	15.40	(0.18)	–	1.07	0.89	–	–	–	–	0.89	16.29
I(J)	17.64	–	–	0.82	0.82	–	–	–	–	0.82	18.46
L	17.50	(0.02)	–	1.21	1.19	–	–	–	–	1.19	18.69
Y	17.65	0.01	–	1.23	1.24	–	–	–	–	1.24	18.89

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(F)	Classes H, M and N were merged into Class L on February 9, 2007.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.
(J)	Commenced operations on August 31, 2006.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

23.92	%(E)	$627,677	1.27%		1.27%		1.27%		(0.35)%		89%
23.02	(E)	41,359	2.22		2.09		2.09		(1.17)		–
23.10	(E)	85,303	1.98		1.98		1.98		(1.06)		–
24.37	(E)	35,626	0.91		0.91		0.91		0.02		–
24.22	(E)	323,581	1.06		1.05		1.05		(0.27)		–
19.89	(H)	16	1.56	(I)	1.56	(I)	1.56	(I)	(0.67	) (I)	–
20.22	(H)	282	1.17	(I)	1.17	(I)	1.17	(I)	(0.28	) (I)	–
20.50	(H)	63	0.90	(I)	0.90	(I)	0.90	(I)	(0.01	) (I)	–
24.52	(E)	103,251	0.81		0.81		0.81		0.10		–

6.52		707,000	1.34		1.33		1.33		(0.38)		92
5.66		44,064	2.22		2.09		2.09		(1.14)		–
5.78		85,469	2.02		2.02		2.02		(1.07)		–
4.65	(H)	1,961	0.96	(I)	0.96	(I)	0.96	(I)	(0.52	) (I)	–
6.80		274,890	1.05		1.05		1.05		(0.10)		–
7.03		130,594	0.83		0.83		0.83		0.08		–

27

The Hartford Growth Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

28

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

29

The Hartford Growth Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2010	Ending Account Value April 30, 2011	Expenses paid during the period October 31, 2010 through April 30, 2011	Beginning Account Value October 31, 2010	Ending Account Value April 30, 2011	Expenses paid during the period October 31, 2010 through April 30, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,192.07	$6.80	$1,000.00	$1,018.59	$6.26	1.25%	181	365
Class B	$1,000.00	$1,186.99	$11.12	$1,000.00	$1,014.63	$10.24	2.05	181	365
Class C	$1,000.00	$1,187.73	$10.60	$1,000.00	$1,015.10	$9.77	1.95	181	365
Class I	$1,000.00	$1,193.51	$5.08	$1,000.00	$1,020.16	$4.68	0.93	181	365
Class L	$1,000.00	$1,191.52	$6.87	$1,000.00	$1,018.52	$6.33	1.26	181	365
Class R3	$1,000.00	$1,190.01	$8.15	$1,000.00	$1,017.35	$7.51	1.50	181	365
Class R4	$1,000.00	$1,192.05	$6.49	$1,000.00	$1,018.87	$5.98	1.19	181	365
Class R5	$1,000.00	$1,194.13	$4.90	$1,000.00	$1,020.33	$4.51	0.90	181	365
Class Y	$1,000.00	$1,194.30	$4.32	$1,000.00	$1,020.86	$3.97	0.79	181	365

31

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal’s Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-G11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Growth Opportunities Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

• Are you concerned about inflation and its effects on your portfolio?

• Is your portfolio prepared for rising interest rates?

• Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Growth Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Growth Opportunities Fund inception 03/31/1963
(subadvised by Wellington Management Company, LLP)	Investment objective – Seeks capital appreciation.

Performance Overview 4/30/01-4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)
	6 Month†	1 Year	5 year	10 year
Growth Opportunities A#	20.58%	23.88%	3.91%	5.18%
Growth Opportunities A##		17.07%	2.75%	4.59%
Growth Opportunities B#	20.02%	22.86%	3.13%	NA*
Growth Opportunities B##		17.86%	2.80%	NA*
Growth Opportunities C#	20.07%	23.03%	3.18%	4.44%
Growth Opportunities C##		22.03%	3.18%	4.44%
Growth Opportunities I#	20.72%	24.29%	4.28%	5.64%
Growth Opportunities L#	20.53%	24.05%	4.15%	5.43%
Growth Opportunities L##		18.15%	3.14%	4.92%
Growth Opportunities R3#	20.43%	23.65%	3.76%	5.32%
Growth Opportunities R4#	20.56%	24.00%	4.07%	5.48%
Growth Opportunities R5#	20.74%	24.40%	4.32%	5.61%
Growth Opportunities Y#	20.78%	24.48%	4.41%	5.66%
Russell 1000 Growth Index	16.96%	20.87%	5.06%	2.11%
Russell 3000 Growth Index	17.77%	21.62%	5.05%	2.38%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class A, B, C and Y shares commenced operations on 2/19/02. Class A and C share performance prior to that date reflects Class L and N share performance and operating expenses less Class A or C share sales charges, respectively. (Class N shares are no longer offered.) Class Y share performance prior to 2/19/02 reflects Class L share performance and operating expenses, adjusted to reflect that Class Y has no sales charges. Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Class R3, R4 and R5 share performance between 2/19/02 and 12/22/06 reflects Class Y share performance and operating expenses. Class R3, R4 and R5 share performance prior to 2/19/02 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class R3, R4 and R5 have no sales charges.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Michael T. Carmen, CFA	Stephen Mortimer	Mario E. Abularach, CFA, CMT
Senior Vice President	Senior Vice President	Vice President, Equity Research Analyst

How did the Fund perform?
The Class A shares of the Hartford Growth Opportunities Fund returned 20.58%, before sales charge, for the six-month period ended April 30, 2011, outperforming the Fund’s benchmarks, the Russell 3000 Growth Index and the Russell 1000 Growth Index, which returned 17.77% and 16.96%, respectively, for the same period. The Fund also outperformed the 17.74% return of the average fund in the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
US equities moved higher in the period despite a high degree of volatility caused by mounting concerns about unrest in North Africa and the Middle East and the devastating earthquake and nuclear crisis in Japan. In addition, equities were pushed higher by investors’ enthusiasm for additional government debt purchases by the US Federal Reserve, the extension of tax cuts in the US, and strong earnings growth. Fears of a global economic slowdown due to sovereign debt troubles in Europe, Japanese supply disruptions, and concerns about heightened geopolitical risks were not enough to offset optimism about the global economy, a tidal wave of global liquidity, strong corporate earnings, and a continued accommodative Fed policy.

In this environment, large cap stocks (+16.4%) underperformed mid-cap stocks (+23.3%) and small-cap stocks (+23.7%) during the period, as measured by the S&P 500, S&P MidCap 400, and Russell 2000 indices, respectively. All ten sectors of the Russell 3000 Growth Index had positive returns, with Energy (+36%), Industrials (+23%), and Utilities (+20%) leading the way, while Telecommunication Services (+4%) was the only sector that didn’t post a double digit positive return.

The Fund benefited from strong security selection in  Consumer Staples, Health Care, and Information Technology. This was partially offset by weaker selection in Energy and Industrials. Sector allocation, the result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, detracted from benchmark-relative results due to our underweight (i.e. the Fund’s sector position was less than the benchmark position) allocations to both the Energy and Industrials sectors.

Among the top relative (i.e. performance of the Fund as measured against the benchmark) contributors to performance during the period were Green Mountain Coffee (Consumer Discretionary), Cisco Systems (Information Technology), and HTC (Information Technology). Shares of Green Mountain Coffee, a specialty coffee and brewing systems company, soared after the company announced that it had formed a strategic relationship with Starbucks, Dunkin Donuts, and Tazo tea related to its K-Cup portion pack and Keurig brewer system. Cisco Systems, a leading networking equipment company, released a disappointing revenue and earnings outlook early in the period as state and local government spending slowed sharply due to budget concerns. Shares fell again in February after the company announced fiscal year third quarter results below analysts’ expectations; not owning this benchmark component stock aided relative results. Shares of consumer electronics device manufacturer HTC rose during the period as the company forecasted better revenue trends driven by strong demand for their Android-based smartphones. Apple (Information Technology) and EMC (Information Technology) were among other top contributors to absolute returns.

The top detractors from relative performance during the period were Exxon Mobil (Energy), Broadcom (Information Technology), and Akamai Technologies (Information Technology). Shares of Exxon Mobil rose as the company reported strong earnings on solid upstream volumes and better-than-expected profitability per barrel; not owning this benchmark component stock detracted from relative performance. Broadcom, a provider of semiconductors for wired and wireless communications, issued second quarter 2011 revenue guidance below market expectations due to slower than expected growth with a couple key mobile customers. The share price of Akamai Technologies, a major provider of comprehensive internet related services, fell after the company issued both first and second quarter 2011 revenue and earnings guidance below market expectations. Among other top absolute detractors from relative performance were Google (Information Technology) and DreamWorks Animation (Consumer Discretionary).

What is the outlook?
We remain constructive on an economic recovery, as it is looking more and more like a normal recovery where job growth is a lagging indicator. We are seeing an increasing amount of evidence indicating that the quality of the recovery is improving, including an accelerating rate of job growth, a surge in corporate profits, and strong export growth. Macro economic issues continue to be in the headlines, though we

3

believe the current environment is one where “stock pickers” have the opportunity to perform well as the market has been rewarding companies that are executing and penalizing those that are not.

Our focus in the Fund continues to be on the secular growth stories, companies with their own underlying growth drivers, as the cyclical aspect of the recovery has passed. As a result of our bottom-up stock selection process, the Fund ended the period overweight (i.e. the Fund’s sector position was greater than the benchmark position) Health Care, Consumer Discretionary, and Financials, and underweight (i.e. the Fund’s sector position was less than the benchmark position) Consumer Staples, Industrials, and Information Technology relative to the Russell 3000 Growth Index.

Diversification by Industry
as of April 30, 2011
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	3.3%
Banks (Financials)	1.1
Capital Goods (Industrials)	6.1
Commercial & Professional Services (Industrials)	0.9
Consumer Durables & Apparel (Consumer Discretionary)	3.7
Consumer Services (Consumer Discretionary)	1.8
Diversified Financials (Financials)	4.0
Energy (Energy)	9.9
Food & Staples Retailing (Consumer Staples)	1.0
Food, Beverage & Tobacco (Consumer Staples)	2.9
Health Care Equipment & Services (Health Care)	10.3
Materials (Materials)	4.6
Media (Consumer Discretionary)	1.9
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.2
Retailing (Consumer Discretionary)	9.8
Semiconductors & Semiconductor Equipment (Information Technology)	6.7
Software & Services (Information Technology)	11.8
Technology Hardware & Equipment (Information Technology)	9.7
Transportation (Industrials)	2.1
Short-Term Investments	0.7
Other Assets and Liabilities	0.5
Total	100.0%

4

The Hartford Growth Opportunities Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.8%
	Automobiles & Components - 3.3%
1,269	Ford Motor Co. ●	$19,633
123	Hyundai Motor Co., Ltd.	28,417
565	Johnson Controls, Inc.	23,153
		71,203
	Banks - 1.1%
790	Wells Fargo & Co.	22,982

	Capital Goods - 6.1%
3,704	BAE Systems plc	20,331
287	FLSmidth & Co. A/S ●	25,914
249	Fluor Corp.	17,436
575	Foster Wheeler AG ●	20,453
430	Ingersoll-Rand plc	21,710
405	Navistar International Corp. ●	28,177
		134,021
	Commercial & Professional Services - 0.9%
303	Manpower, Inc.	20,061

	Consumer Durables & Apparel - 3.7%
431	Coach, Inc.	25,766
548	Jarden Corp.	19,953
303	Pandora A/S	13,656
301	Under Armour, Inc. Class A ●	20,620
		79,995
	Consumer Services - 1.8%
1,137	MGM Resorts International ●	14,390
329	Weight Watchers International, Inc.	25,542
		39,932
	Diversified Financials - 4.0%
88	BlackRock, Inc.	17,164
816	Invesco Ltd.	20,294
936	Justice Holdings Ltd. ●	15,499
394	Nasdaq OMX Group, Inc. ●	10,672
1,134	UBS AG	22,690
		86,319
	Energy - 9.9%
314	Alpha Natural Resources, Inc. ●	18,283
324	Anadarko Petroleum Corp.	25,592
175	Apache Corp.	23,393
583	Chesapeake Energy Corp.	19,620
386	Consol Energy, Inc.	20,873
182	EOG Resources, Inc.	20,516
1,276	OAO Gazprom Class S ADR	21,528
226	Occidental Petroleum Corp.	25,818
317	Peabody Energy Corp.	21,175
516	Petroleo Brasileiro S.A. ADR	19,274
		216,072
	Food & Staples Retailing - 1.0%
334	Whole Foods Market, Inc.	20,946

	Food, Beverage & Tobacco - 2.9%
957	Green Mountain Coffee Roasters, Inc. ●	64,100

	Health Care Equipment & Services - 10.3%
555	Aetna, Inc.	22,949
531	Cardinal Health, Inc.	23,195
473	CIGNA Corp.	22,146
436	Edwards Lifesciences Corp. ●	37,614
601	Express Scripts, Inc. ●	34,101
1,433	Hologic, Inc. ●	31,552
274	McKesson Corp.	22,753
633	UnitedHealth Group, Inc.	31,163
		225,473
	Materials - 4.6%
191	Anglo American plc	9,995
173	CF Industries Holdings, Inc.	24,516
410	Mosaic Co.	30,700
623	Vallar plc ●	14,497
547	Vedanta Resources plc	21,369
		101,077
	Media - 1.9%
357	DreamWorks Animation SKG, Inc. ●	9,454
736	Walt Disney Co.	31,705
		41,159
	Pharmaceuticals, Biotechnology & Life Sciences - 7.2%
635	Agilent Technologies, Inc. ●	31,708
367	Amylin Pharmaceuticals, Inc. ●	4,882
535	Auxilium Pharmaceuticals, Inc. ●	13,020
433	Celgene Corp. ●	25,495
581	Elan Corp. plc ADR ●	4,705
1,062	Pharmaceutical Product Development, Inc.	32,766
354	Thermo Fisher Scientific, Inc. ●	21,231
247	Waters Corp. ●	24,157
		157,964
	Retailing - 9.8%
358	Abercrombie & Fitch Co. Class A	25,367
323	Advance Automotive Parts, Inc.	21,157
118	Amazon.com, Inc. ●	23,207
179	Dufry Group	23,453
546	Home Depot, Inc.	20,286
793	Lowe's Co., Inc.	20,811
106	Netflix, Inc. ●	24,577
47	Priceline.com, Inc. ●	25,731
407	Ross Stores, Inc.	30,014
		214,603
	Semiconductors & Semiconductor Equipment - 6.7%
891	Broadcom Corp. Class A	31,338
508	Cree, Inc. ●	20,676
1,115	NVIDIA Corp. ●	22,293
597	NXP Semiconductors N.V. ●	19,933
964	Skyworks Solutions, Inc. ●	30,318
599	Texas Instruments, Inc.	21,286
		145,844
	Software & Services - 11.8%
412	Akamai Technologies, Inc. ●	14,181
403	Automatic Data Processing, Inc.	21,925
288	Citrix Systems, Inc. ●	24,315
1,056	eBay, Inc. ●	36,319
56	Google, Inc. ●	30,578
1,305	Oracle Corp.	47,029
463	Teradata Corp. ●	25,897
865	Tibco Software, Inc. ●	25,947
1,525	Western Union Co.	32,413
		258,604
	Technology Hardware & Equipment - 9.7%
338	Apple, Inc. ●	117,744
1,748	EMC Corp. ●	49,545
813	High Technology Computer Corp.	37,005

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Opportunities Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.8% - (continued)
	Technology Hardware & Equipment - 9.7% - (continued)
2,081	Hughes Telematics, Inc. ●		$6,868
			211,162
	Transportation - 2.1%
463	Expeditors International of Washington, Inc.		25,105
219	FedEx Corp.		20,914
			46,019
	Total common stocks
	(cost $1,737,533)		$2,157,536

	Total long-term investments
	(cost $1,737,533)		$2,157,536

SHORT-TERM INVESTMENTS - 0.7%
	Repurchase Agreements - 0.7%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $2,574,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024
	- 2041, value of $2,625)
$2,574	0.04%, 4/29/2011		$2,574
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $5,796, collateralized by
	FHLMC 4.00% - 4.50%, 2040 - 2041,
	FNMA 4.00% - 4.50%, 2030 - 2041,
	GNMA 4.00%, 2040, value of $5,912)
5,796	0.05%, 4/29/2011		5,796
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $6,015,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $6,136)
6,015	0.04%, 4/29/2011		6,015
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $36, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $36)
36	0.02%, 4/29/2011		36
			14,421
	Total short-term investments
	(cost $14,421)		$14,421

	Total investments
	(cost $1,751,954) ▲	99.5%	$2,171,957
	Other assets and liabilities	0.5%	10,442
	Total net assets	100.0%	$2,182,399

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.7% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

6

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $1,756,349 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$452,636
Unrealized Depreciation	(37,028)
Net Unrealized Appreciation	$415,608

●	Currently non-income producing.

Foreign Currency Contracts Outstanding at April 30, 2011

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
British Pound	Morgan Stanley	Buy	$342	$341	05/05/2011	$1
British Pound	UBS AG	Buy	1,443	1,424	05/03/2011	19
						$20

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Opportunities Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$2,157,536	$1,953,865	$203,671	$–
Short-Term Investments	14,421	–	14,421	–
Total	$2,171,957	$1,953,865	$218,092	$–
Foreign Currency Contracts *	20	–	20	–
Total	$20	$–	$20	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in						Balance
	as of	Realized	Unrealized				Transfers	Transfers	as of
	October	Gain	Appreciation	Net			Into	Out of	April 30,
	31, 2010	(Loss)	(Depreciation)	Amortization	Purchases	Sales	Level 3 *	Level 3*	2011
Assets:
Common Stocks	$1,588	$—	$—	$—	$—	$—	$—	$(1,588)	$—
Total	$1,588	$—	$—	$—	$—	$—	$—	$(1,588)	$—

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1) Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2) Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3) Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Opportunities Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,751,954)	$2,171,957
Cash	721
Unrealized appreciation on foreign currency contracts	20
Receivables:
Investment securities sold	30,275
Fund shares sold	8,142
Dividends and interest	1,047
Other assets	171
Total assets	2,212,333
Liabilities:
Payables:
Investment securities purchased	24,325
Fund shares redeemed	4,811
Investment management fees	211
Administrative fees	2
Distribution fees	62
Accrued expenses	523
Total liabilities	29,934
Net assets	$2,182,399
Summary of Net Assets:
Capital stock and paid-in-capital	$2,264,583
Accumulated net investment loss	(3,964)
Accumulated net realized loss on investments and foreign currency transactions	(498,234)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	420,014
Net assets	$2,182,399

Shares authorized	23,750,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$29.88/$31.62
Shares outstanding	14,881
Net assets	$444,600
Class B: Net asset value per share	$23.92
Shares outstanding	1,550
Net assets	$37,071
Class C: Net asset value per share	$23.99
Shares outstanding	6,912
Net assets	$165,846
Class I: Net asset value per share	$30.30
Shares outstanding	27,163
Net assets	$823,107
Class L: Net asset value per share/Maximum offering price per share	$30.70/$32.23
Shares outstanding	15,828
Net assets	$485,971
Class R3: Net asset value per share	$30.48
Shares outstanding	441
Net assets	$13,444
Class R4: Net asset value per share	$30.90
Shares outstanding	1,415
Net assets	$43,719
Class R5: Net asset value per share	$31.21
Shares outstanding	807
Net assets	$25,189
Class Y: Net asset value per share	$31.33
Shares outstanding	4,578
Net assets	$143,452

The accompanying notes are an integral part of these financial statements.

9

The Hartford Growth Opportunities Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$7,114
Interest	24
Less: Foreign tax withheld	(142)
Total investment income	6,996
Expenses:
Investment management fees	6,780
Administrative services fees	54
Transfer agent fees	1,472
Distribution fees
Class A	549
Class B	179
Class C	804
Class L	572
Class R3	30
Class R4	53
Custodian fees	9
Accounting services fees	114
Registration and filing fees	100
Board of Directors' fees	22
Audit fees	21
Other expenses	250
Total expenses (before waivers and fees paid indirectly)	11,009
Expense waivers	(8)
Transfer agent fee waivers	(11)
Commission recapture	(30)
Total waivers and fees paid indirectly	(49)
Total expenses, net	10,960
Net Investment Loss	(3,964)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	203,455
Net realized loss on foreign currency contracts	(781)
Net realized gain on other foreign currency transactions	790
Net Realized Gain on Investments and Foreign Currency Transactions	203,464
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	157,598
Net unrealized appreciation of foreign currency contracts	765
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(82)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	158,281
Net Gain on Investments and Foreign Currency Transactions	361,745
Net Increase in Net Assets Resulting from Operations	$357,781

The accompanying notes are an integral part of these financial statements.

10

The Hartford Growth Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment loss	$(3,964)	$(8,769)
Net realized gain on investments and foreign currency transactions	203,464	267,575
Net unrealized appreciation of investments and foreign currency transactions	158,281	95,922
Net Increase In Net Assets Resulting From Operations	357,781	354,728
Distributions to Shareholders:
From net investment income
Class I	—	(652)
Class L	—	(171)
Class R5	—	(24)
Class Y	—	(471)
Total distributions	—	(1,318)
Capital Share Transactions:
Class A	(69,653)	(437,436)
Class B	(4,064)	(8,016)
Class C	(20,637)	(45,990)
Class I	215,187	54,866
Class L	(28,060)	(48,677)
Class R3	462	674
Class R4	(7,109)	290
Class R5	7,359	(169)
Class Y	(19,964)	(63,992)
Net increase (decrease) from capital share transactions	73,521	(548,450)
Net Increase (Decrease) In Net Assets	431,302	(195,040)
Net Assets:
Beginning of period	1,751,097	1,946,137
End of period	$2,182,399	$1,751,097
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(3,964)	$—

The accompanying notes are an integral part of these financial statements.

11

The Hartford Growth Opportunities Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Growth Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.75%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

12

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

●
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

●
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

●
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant

13

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and

14

unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of April 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

15

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$20	$—	$—	$—	$—	$20
Total	$—	$20	$—	$—	$—	$—	$20

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on foreign currency contracts	$—	$(781)	$—	$—	$—	$—	$(781)
Total	$—	$(781)	$—	$—	$—	$—	$(781)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$765	$—	$—	$—	$—	$765
Total	$—	$765	$—	$—	$—	$—	$765

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

16

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$1,318	$—

17

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(697,975)
Unrealized Appreciation †	258,010
Total Accumulated Deficit	$(439,965)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$8,764
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	6,870
Capital Stock and Paid-In-Capital	(15,634)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$68,132
2017	629,843
Total	$697,975

As of October 31, 2010, the Fund utilized $265,653 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8000%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.36%	2.11%	2.11%	1.11%	1.36%	1.45%	1.15%	0.85%	0.85%

From November 1, 2010 through February 28, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.36%	2.11%	2.11%	1.11%	1.45%	1.45%	1.15%	0.85%	0.85%

19

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Effective August 5, 2011, HIFSCO agreed to revise the voluntary limit on total operating expenses for the Fund, exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses. The new expense limitation is as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.21%	1.96%	1.96%	0.96%	N/A*	1.45%	1.15%	0.85%	0.85%

* Class L reclassifies into Class A on or about August 5, 2011. See Footnote – Subsequent Events at end of this section.

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.22%
Class B Shares	2.06
Class C Shares	1.92
Class I Shares	0.90
Class L Shares	1.20
Class R3 Shares	1.45
Class R4 Shares	1.15
Class R5 Shares	0.85
Class Y Shares	0.77

e)
Distribution and Service Plan for Class A, B, C, L, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $537 and contingent deferred sales charges of $69 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. The entire fee will be used for

20

distribution-related expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $70. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for	Total Return Excluding Payment
	the Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.03%	40.34
Class B	0.04	39.24
Class C	0.04	39.35
Class I	0.03	40.84
Class L	0.03	40.72
Class Y	0.03	41.02

8.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,194,490
Sales Proceeds Excluding U.S. Government Obligations	1,103,018

21

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares	Net		Shares		Shares	Net
		Issued for		Issued	Increase		Issued for		Issued	Increase
	Shares	Reinvested	Shares	from	(Decrease)	Shares	Reinvested	Shares	from	(Decrease)
	Sold	Dividends	Redeemed	Merger	of Shares	Sold	Dividends	Redeemed	Merger	of Shares
Class A
Shares	1,152	—	(3,681)	—	(2,529)	5,602	—	(24,289)	—	(18,687)
Amount	$31,968	$—	$(101,621)	$—	$(69,653)	$127,587	$—	$(565,023)	$—	$(437,436)
Class B
Shares	20	—	(204)	—	(184)	33	—	(468)	—	(435)
Amount	$449	$—	$(4,513)	$—	$(4,064)	$615	$—	$(8,631)	$—	$(8,016)
Class C
Shares	425	—	(1,368)	—	(943)	838	—	(3,338)	—	(2,500)
Amount	$9,536	$—	$(30,173)	$—	$(20,637)	$15,523	$—	$(61,513)	$—	$(45,990)
Class I
Shares	11,822	—	(4,401)	—	7,421	13,596	19	(11,101)	—	2,514
Amount	$338,079	$—	$(122,892)	$—	$215,187	$314,735	$432	$(260,301)	$—	$54,866
Class L
Shares	160	—	(1,152)	—	(992)	267	7	(2,350)	—	(2,076)
Amount	$4,515	$—	$(32,575)	$—	$(28,060)	$6,249	$167	$(55,093)	$—	$(48,677)
Class R3
Shares	123	—	(108)	—	15	205	—	(179)	—	26
Amount	$3,458	$—	$(2,996)	$—	$462	$4,798	$—	$(4,124)	$—	$674
Class R4
Shares	159	—	(413)	—	(254)	249	—	(238)	—	11
Amount	$4,553	$—	$(11,662)	$—	$(7,109)	$5,858	$—	$(5,568)	$—	$290
Class R5
Shares	375	—	(118)	—	257	145	1	(152)	—	(6)
Amount	$10,745	$—	$(3,386)	$—	$7,359	$3,443	$24	$(3,636)	$—	$(169)
Class Y
Shares	206	—	(897)	—	(691)	1,048	18	(3,774)	—	(2,708)
Amount	$5,896	$—	$(25,860)	$—	$(19,964)	$24,718	$434	$(89,144)	$—	$(63,992)
Total
Shares	14,442	—	(12,342)	—	2,100	21,983	45	(45,889)	—	(23,861)
Amount	$409,199	$—	$(335,678)	$—	$73,521	$503,526	$1,057	$(1,053,033)	$—	$(548,450)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	20	$545
For the Year Ended October 31, 2010	61	$1,411

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

22

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

At a meeting of the Board of Directors of The Hartford Mutual Funds II, Inc. (the “Board”) on May 3, 2011, the Board unanimously approved a plan to reclassify Class L shares. Effective as of the close of business on the reclassification date, each shareholder of Class L shares will own Class A shares equal to the aggregate value of Class L shares held by that shareholder (each a “Reclassification”). With respect to each Fund, shareholders of Class L shares are expected to incur the same or lower net operating expenses after the Reclassification to Class A shares.

Each Reclassification is expected to occur on or about August 5, 2011 or as soon as practicable thereafter. Accordingly, effective as of the close of the Reclassification, all references to Class L will be deleted.

23

The Hartford Growth Opportunities Fund
Financial Highlights

 - Selected Per-Share Data (A) -

				Net
				Realized						Net
				and		Dividends	Distributions			Increase	Net
	Net Asset	Net		Unrealized		from	from			(Decrease)	Asset
	Value at	Investment	Payments	Gain	Total from	Net	Realized			in	Value
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	Distributions	Total	Net Asset	at End
Class	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$24.78	$(0.07)	$–	$5.17	$5.10	$–	$–	$–	$–	$5.10	$29.88
B	19.93	(0.15)	–	4.14	3.99	–	–	–	–	3.99	23.92
C	19.98	(0.14)	–	4.15	4.01	–	–	–	–	4.01	23.99
I	25.10	(0.02)	–	5.22	5.20	–	–	–	–	5.20	30.30
L	25.47	(0.07)	–	5.30	5.23	–	–	–	–	5.23	30.70
R3	25.31	(0.10)	–	5.27	5.17	–	–	–	–	5.17	30.48
R4	25.63	(0.06)	–	5.33	5.27	–	–	–	–	5.27	30.90
R5	25.85	(0.02)	–	5.38	5.36	–	–	–	–	5.36	31.21
Y	25.94	–	–	5.39	5.39	–	–	–	–	5.39	31.33

For the Year Ended October 31, 2010 (G)
A	20.69	(0.13)	–	4.22	4.09	–	–	–	–	4.09	24.78
B	16.77	(0.25)	–	3.41	3.16	–	–	–	–	3.16	19.93
C	16.78	(0.23)	–	3.43	3.20	–	–	–	–	3.20	19.98
I	20.91	(0.05)	–	4.28	4.23	(0.04)	–	–	(0.04)	4.19	25.10
L	21.21	(0.06)	–	4.33	4.27	(0.01)	–	–	(0.01)	4.26	25.47
R3	21.17	(0.18)	–	4.32	4.14	–	–	–	–	4.14	25.31
R4	21.37	(0.10)	–	4.36	4.26	–	–	–	–	4.26	25.63
R5	21.52	(0.03)	–	4.40	4.37	(0.04)	–	–	(0.04)	4.33	25.85
Y	21.59	(0.01)	–	4.42	4.41	(0.06)	–	–	(0.06)	4.35	25.94

For the Year Ended October 31, 2009
A	18.60	0.02	–	2.07	2.09	–	–	–	–	2.09	20.69
B	15.16	(0.09)	–	1.70	1.61	–	–	–	–	1.61	16.77
C	15.21	(0.13)	–	1.70	1.57	–	–	–	–	1.57	16.78
I	18.74	0.02	–	2.15	2.17	–	–	–	–	2.17	20.91
L	19.02	0.05	–	2.14	2.19	–	–	–	–	2.19	21.21
R3	19.08	(0.04)	–	2.13	2.09	–	–	–	–	2.09	21.17
R4	19.19	0.01	–	2.17	2.18	–	–	–	–	2.18	21.37
R5	19.28	0.02	–	2.22	2.24	–	–	–	–	2.24	21.52
Y	19.31	0.10	–	2.18	2.28	–	–	–	–	2.28	21.59

For the Year Ended October 31, 2008 (G)
A	38.24	(0.05)	–	(15.21)	(15.26)	–	(4.38)	–	(4.38)	(19.64)	18.60
B	32.23	(0.22)	–	(12.47)	(12.69)	–	(4.38)	–	(4.38)	(17.07)	15.16
C	32.27	(0.19)	–	(12.49)	(12.68)	–	(4.38)	–	(4.38)	(17.06)	15.21
I	38.39	0.07	–	(15.25)	(15.18)	(0.09)	(4.38)	–	(4.47)	(19.65)	18.74
L	38.91	0.03	–	(15.53)	(15.50)	(0.01)	(4.38)	–	(4.39)	(19.89)	19.02
R3	39.18	(0.11)	–	(15.61)	(15.72)	–	(4.38)	–	(4.38)	(20.10)	19.08
R4	39.33	(0.02)	–	(15.68)	(15.70)	(0.06)	(4.38)	–	(4.44)	(20.14)	19.19
R5	39.39	0.06	–	(15.72)	(15.66)	(0.07)	(4.38)	–	(4.45)	(20.11)	19.28
Y	39.43	0.10	–	(15.76)	(15.66)	(0.08)	(4.38)	–	(4.46)	(20.12)	19.31

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.

24

 - Ratios and Supplemental Data -

			Ratio of Expenses to		Ratio of Expenses to		Ratio of Expenses to
			Average Net Assets		Average Net Assets		Average Net Assets
			Before Waivers and		After Waivers and		After Waivers and
			Reimbursements		Reimbursements		Reimbursements		Ratio of Net
		Net Assets	and Including		and Including		and Excluding		Investment		Portfolio
		at End of	Expenses not		Expenses not		Expenses not		Income to		Turnover
Total Return(B)		Period (000's)	Subject to Cap(C)		Subject to Cap(C)		Subject to Cap(C)		Average Net Assets		Rate(D)

20.58	%(E)	$444,600	1.23	%(F)	1.23	%(F)	1.23	%(F)	(0.49	)%(F)	58%
20.02	(E)	37,071	2.13	(F)	2.07	(F)	2.07	(F)	(1.33	) (F)	–
20.07	(E)	165,846	1.93	(F)	1.93	(F)	1.93	(F)	(1.19	) (F)	–
20.72	(E)	823,107	0.90	(F)	0.90	(F)	0.90	(F)	(0.16	) (F)	–
20.53	(E)	485,971	1.21	(F)	1.21	(F)	1.21	(F)	(0.47	) (F)	–
20.43	(E)	13,444	1.49	(F)	1.45	(F)	1.45	(F)	(0.71	) (F)	–
20.56	(E)	43,719	1.17	(F)	1.15	(F)	1.15	(F)	(0.40	) (F)	–
20.74	(E)	25,189	0.87	(F)	0.85	(F)	0.85	(F)	(0.14	) (F)	–
20.78	(E)	143,452	0.77	(F)	0.77	(F)	0.77	(F)	(0.03	) (F)	–

19.77		431,465	1.35		1.32		1.32		(0.57)		115
18.84		34,559	2.18		2.07		2.07		(1.33)		–
19.07		156,903	1.95		1.95		1.95		(1.21)		–
20.23		495,439	0.93		0.93		0.93		(0.22)		–
20.13		428,324	1.02		1.00		1.00		(0.27)		–
19.56		10,772	1.49		1.49		1.49		(0.77)		–
19.93		42,770	1.17		1.17		1.17		(0.44)		–
20.34		14,203	0.87		0.87		0.87		(0.14)		–
20.44		136,662	0.77		0.77		0.77		(0.04)		–

11.24		746,980	1.47		1.24		1.24		0.11		137
10.62		36,371	2.36		1.84		1.84		(0.53)		–
10.32		173,788	2.04		2.04		2.04		(0.72)		–
11.58		360,198	0.99		0.99		0.99		0.23		–
11.51		400,716	1.05		1.04		1.04		0.27		–
10.95		8,468	1.55		1.55		1.55		(0.28)		–
11.36		35,421	1.21		1.21		1.21		0.05		–
11.62		11,967	0.92		0.92		0.92		0.20		–
11.81		172,228	0.80		0.80		0.80		0.50		–

(44.66)		1,145,281	1.31		1.31		1.31		(0.19)		142
(45.07)		38,167	2.13		2.05		2.05		(0.93)		–
(44.97)		201,128	1.93		1.93		1.93		(0.81)		–
(44.35)		118,918	0.86		0.86		0.86		0.25		–
(44.50)		398,391	1.02		1.01		1.01		0.11		–
(44.77)		5,391	1.52		1.52		1.52		(0.39)		–
(44.60)		19,129	1.19		1.19		1.19		(0.08)		–
(44.41)		3,169	0.93		0.93		0.93		0.22		–
(44.38)		133,048	0.78		0.78		0.78		0.34		–

25

The Hartford Growth Opportunities Fund

Financial Highlights – (continued)

 - Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended October 31, 2007
A	$29.33	$(0.03)	$0.01	$11.05	$11.03	$–	$(2.12)	$–	$(2.12)	$8.91	$38.24
B	25.23	(0.20)	0.01	9.31	9.12	–	(2.12)	–	(2.12)	7.00	32.23
C	25.24	(0.10)	–	9.25	9.15	–	(2.12)	–	(2.12)	7.03	32.27
I	29.34	0.01	–	11.16	11.17	–	(2.12)	–	(2.12)	9.05	38.39
L(F)	29.73	0.04	0.01	11.25	11.30	–	(2.12)	–	(2.12)	9.18	38.91
R3(G)	29.39	(0.08)	–	9.87	9.79	–	–	–	–	9.79	39.18
R4(G)	29.39	(0.01)	–	9.95	9.94	–	–	–	–	9.94	39.33
R5(G)	29.39	–	–	10.00	10.00	–	–	–	–	10.00	39.39
Y(F)	30.04	0.15	0.01	11.35	11.51	–	(2.12)	–	(2.12)	9.39	39.43
For the Year Ended October 31, 2006
A	27.84	(0.07)	–	3.59	3.52	–	(2.03)	–	(2.03)	1.49	29.33
B	24.42	(0.25)	–	3.09	2.84	–	(2.03)	–	(2.03)	0.81	25.23
C	24.42	(0.23)	–	3.08	2.85	–	(2.03)	–	(2.03)	0.82	25.24
I(J)	27.95	(0.01)	–	1.40	1.39	–	–	–	–	1.39	29.34
L	28.17	(0.06)	–	3.65	3.59	–	(2.03)	–	(2.03)	1.56	29.73
Y	28.37	0.02	–	3.68	3.70	–	(2.03)	–	(2.03)	1.67	30.04

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(F)	Classes H, M and N were merged into Class L and Class Z was merged into Class Y on February 9, 2007.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.
(J)	Commenced operations on August 31, 2006.

26

 - Ratios and Supplemental Data -

			Ratio of Expenses to		Ratio of Expenses to		Ratio of Expenses to
			Average Net Assets		Average Net Assets		Average Net Assets
			Before Waivers and		After Waivers and		After Waivers and
			Reimbursements		Reimbursements		Reimbursements		Ratio of Net
			and Including		and Including		and Excluding		Investment		Portfolio
		Net Assets at End	Expenses not		Expenses not		Expenses not		Income to Average		Turnover
Total Return(B)		of Period (000's)	Subject to Cap(C)		Subject to Cap(C)		Subject to Cap(C)		Net Assets		Rate(D)

40.39	%(E)	$989,969	1.42%		1.31%		1.31%		(0.12)%		120%
39.29	(E)	56,396	2.18		2.11		2.11		(0.88)		–
39.40	(E)	201,274	1.98		1.98		1.98		(0.82)		–
40.89	(E)	40,678	0.86		0.86		0.86		0.09		–
40.77	(E)	789,757	1.05		1.04		1.04		0.12		–
33.31	(H)	322	1.58	(I)	1.58	(I)	1.58	(I)	(0.69	) (I)	–
33.82	(H)	3,402	1.23	(I)	1.23	(I)	1.23	(I)	(0.18	) (I)	–
34.03	(H)	81	0.92	(I)	0.92	(I)	0.92	(I)	0.01	(I)	–
41.07	(E)	138,065	0.80		0.80		0.80		0.53		–

13.35		420,220	1.60		1.20		1.20		(0.31)		131
12.36		33,670	2.26		2.08		2.08		(1.18)		–
12.40		47,366	2.09		2.07		2.07		(1.17)		–
4.97	(H)	74	1.15	(I)	1.11	(I)	1.11	(I)	(0.43	) (I)	–
13.45		570,541	1.07		1.07		1.07		(0.18)		–
13.76		73,685	0.85		0.83		0.83		0.08		–

27

The Hartford Growth Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

28

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

29

The Hartford Growth Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Growth Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2010	Ending Account Value April 30, 2011	Expenses paid during the period October 31, 2010 through April 30, 2011	Beginning Account Value October 31, 2010	Ending Account Value April 30, 2011	Expenses paid during the period October 31, 2010 through April 30, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,205.81	$6.71	$1,000.00	$1,018.71	$6.14	1.23%	181	365
Class B	$1,000.00	$1,200.20	$11.27	$1,000.00	$1,014.55	$10.32	2.07	181	365
Class C	$1,000.00	$1,200.70	$10.51	$1,000.00	$1,015.24	$9.62	1.93	181	365
Class I	$1,000.00	$1,207.17	$4.91	$1,000.00	$1,020.34	$4.50	0.90	181	365
Class L	$1,000.00	$1,205.34	$6.59	$1,000.00	$1,018.82	$6.03	1.21	181	365
Class R3	$1,000.00	$1,204.27	$7.93	$1,000.00	$1,017.60	$7.26	1.45	181	365
Class R4	$1,000.00	$1,205.62	$6.29	$1,000.00	$1,019.09	$5.76	1.15	181	365
Class R5	$1,000.00	$1,207.35	$4.65	$1,000.00	$1,020.58	$4.26	0.85	181	365
Class Y	$1,000.00	$1,207.79	$4.21	$1,000.00	$1,020.98	$3.85	0.77	181	365

31

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal’s Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-GO11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS
2011 Semi Annual Report

The Hartford Municipal Real Return Fund*

*Prior to March 1, 2011, The Hartford Municipal Real Return Fund was known as The Hartford Tax-Free National Fund.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

• Are you concerned about inflation and its effects on your portfolio?

• Is your portfolio prepared for rising interest rates?

• Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Municipal Real Return Fund
(formerly The Hartford Tax-Free National Fund)

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Municipal Real Return Fund inception 06/02/1986
(formerly The Hartford Tax-Free National Fund)
(subadvised by Hartford Investment Management Company)	Investment objective – Seeks to provide current income exempt from federal income tax and after-tax inflation-adjusted total returns.

Performance Overview 4/30/01 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)
	6 Month†	1 Year	5 year	10 year
Municipal Real Return A#	-2.93%	1.68%	0.59%	3.03%
Municipal Real Return A##		-2.90%	-0.33%	2.56%
Municipal Real Return B#	-3.42%	0.93%	-0.18%	NA*
Municipal Real Return B##		-3.92%	-0.51%	NA*
Municipal Real Return C#	-3.41%	0.93%	-0.18%	2.25%
Municipal Real Return C##		-0.04%	-0.18%	2.25%
Municipal Real Return I#	-2.80%	2.04%	0.83%	3.13%
Municipal Real Return L#	-2.91%	1.84%	0.60%	3.01%
Municipal Real Return L##		-2.74%	-0.32%	2.53%
Municipal Real Return Y#	-2.81%	2.07%	0.82%	3.25%
Barclays Capital Municipal
Bond Index	-1.69%	2.20%	4.52%	4.96%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes  investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class A, B and C shares commenced operations on 2/19/02. Class A, B and C share performance prior to 2/19/02 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively. Class E, M and N shares are no longer offered. Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class A shares commenced operations on 2/19/02. Performance prior to that date is that of the Fund's Class E shares. Class Y shares commenced operations on 2/19/02. Class Y share performance prior to 2/19/02 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y shares has no sales charges.

Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Ray Humphrey, CFA	James Ong, CFA	Christopher Bade	Joseph Darcy
Senior Vice President	Vice President	Vice President	Executive Vice President

How did the Fund perform?
The Class A shares of The Hartford Municipal Real Return Fund returned -2.94%, before sales charge, for the six-month period ended April 30, 2011, versus its benchmark, the Barclays Capital Municipal Bond Index, which returned -1.69%, and the -2.85% average return of the Lipper General Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
Over the past six months, tax-exempt municipals had one of its worst performance periods in recent years due to the erosion of the strong technical foundation that supported the market for much of the last two years. Despite the fiscal stresses facing municipal issuers, much of the negative performance was not credit driven but rather a supply and demand imbalance, driving yields higher and prices lower. This is attributable to a confluence of factors that occurred in late 2010 including the Federal Reserve’s second round of quantitative easing (which led to higher long-term U.S. Treasury rates), a downgrade in credit ratings of tobacco bonds to junk (hurting price valuations for numerous mutual funds), a surge in tax-exempt supply, uncertainty over the extension of the Build America Bonds (BAB) program, and forced selling by municipal mutual funds that were experiencing significant outflows not seen since late 2008. Retail investors, affected by a litany of negative headlines regarding state and local governments’ budget deficits and pension problems, continued to pull money out of the market. In addition, the lack of clarity surrounding the future of BABs engendered a heightened sense of anxiety over the potential for an increase in tax exempt supply at a time of modest demand. As a result, the market was overwhelmed by an ongoing rush to market by issuers looking to close financings prior to year end. The BAB program, which provided issuers access to the broader taxable market and a 35% federal subsidy, expired on December 31, 2010. The level of anxiety in the market in 2010 carried over into 2011 as mutual funds were still being forced to sell bonds to meet redemptions, driving yields even higher. Further complicating market conditions was the extension of the Bush era tax cuts for all income levels, which would potentially dampen demand for municipals in 2011. In fact, by the close of the period, mutual funds that primarily invest in municipal securities had experienced 25 consecutive weeks of outflows totaling over $45 billion since November 2010. This rate easily outpaced the $12 billion of outflows that occurred during the credit crisis in late 2008.

However, later in the period, the municipal market stabilized and began to recover some of its losses as it adjusted to the new technical environment of limited supply and tepid demand. After peaking in mid-January, tax-exempt rates moved lower, creating higher prices, as non-traditional, crossover buyers stepped into the municipal securities market to fill the demand void at attractive relative values versus taxable alternatives. In the weeks leading to the close of the period, valuations further increased as tax exempt rates continued to fall from their highs due to improving technical conditions stemming from greater demand against anemic supply. The total volume of municipal bonds sold in the first four months of 2011 totaled just over $60 billion, which is 53% less than the same period last year. In addition, credit conditions for municipal issuers continued to show signs of improvement with easing fiscal stress due to increasing tax revenues and enacted fiscal austerity. Defaults have been limited thus far in the year as the overall default experience for investment grade municipal bonds has remained historically low during this recent credit cycle. Therefore, the scarcity value in the market, coupled with lessening concerns over credit risk helped municipal performance later in the period.

Effective March 1, 2010, the Fund changed its investment strategy and name to The Hartford Municipal Real Return Fund, formerly The Hartford Tax-Free National Fund. The Fund seeks to provide after-tax inflation-protected return. As a result, the investment managers initiated purchases of zero coupon CPI swaps in March actively managing the level of inflation hedge over the period. The hedge purchased along the municipal curve effectively matched the duration weighted cash flows of the Fund.

Much of the Fund’s underperformance during the period was attributed to its duration and curve positioning out longer on the curve. This contributed negatively to performance as tax-exempt interest rates rose and the curve shifted higher and steepened during the market correction. Also, the Fund’s benchmark overweight to lower rated revenue bonds negatively impacted relative performance as liquidity decreased and credit spreads widened for riskier spread products. Investor demand shifted to an emphasis on greater liquidity, higher investment grade assets, and short duration bonds during this period of heightened volatility and negative headlines surrounding the fundamental challenges in the municipal market. However, the Fund’s longer duration relative to the benchmark helped later in the period as technicals improved and the acute supply and demand dynamics started to take hold in the market caused by the scarcity of tax-exempt paper.

Also hurting relative performance was sector allocation, particularly the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark) to health care bonds as selling pressures in this sector forced credit spreads wider. In addition, tax allocation bonds underperformed along with lower rated special assessment bonds due to the liquidity challenges in the higher yield sector and the negative impact from the ongoing housing recession. Furthermore, the Fund’s relative underweight to State General Obligation bonds (GOs) detracted from performance as this sector was one of the better performers in the market due to the flight to quality.

However, the Fund’s security selection was additive to relative performance. This is seen especially within the local GOs as pre-refunded and essential service sectors, such as transportation, education, and utilities, garnered strong general market demand during the flight to quality. The Fund’s relative benchmark overweight to higher coupon bonds helped performance as well given its defensive posture during volatile rate environments. Similarly, industrial revenue bonds, specifically short duration airline bonds, contributed positively to performance due to the increased demand from crossover buyers during the period of strong relative value for corporate backed municipal securities. Moreover, reducing the Fund’s allocation to the highly volatile tobacco sector to an underweight also helped performance as certain long bonds in this sector were downgraded to non-investment grade due to increasing risks to tobacco consumption and the cash flows that secured these bonds.

Also contributing to the Fund’s performance later in the period was the introduction of inflation linked securities to the portfolio as a hedge against inflation risk. The overall performance of the CPI swaps was slightly additive to performance for the two months following its initial execution in the Fund, mainly due to inflation fears in the market and the rising prices of raw materials and commodities, notably oil.

The Consumer Price Index (CPI) for April was in line with market expectations. Headline CPI rose by 0.4% month over month in April while core CPI rose by 0.2%. However, headline CPI on a year over year basis was 3.2%, which was, along with core, stronger than expectations. While CPI remains subdued, largely due to the weak housing market and anemic wage growth, there are indications that rental rates are firming and job hiring is increasing. Investors are rightly concerned that inflation can rise more quickly if these two factors have less of a negative impact going forward.

What is the outlook?
Monetary policy remains highly accommodative and the Fed remains unfazed by growing inflationary pressures emanating from commodity prices. The Fed remains focused on core inflation and slack in the labor market. In contrast, the European Central Bank (ECB) has already raised rates in response to higher headline inflation due to rising food and energy prices. We believe that the divergent monetary policies between the Fed and the ECB threaten to undermine the U.S. dollar further which will only exacerbate U.S. inflation down the road. Headline inflation has moved above 3% and we do not expect it to rise too much higher in the near term. At the end of the period, the Fund’s inflation hedge ratio was in neutral stance, (70%-75%), and we expect this to remain until further economic data changes our view on long term inflation.

As for the municipal securities market, we have moved to a more constructive outlook given the stronger technical environment that has emerged in recent months due to the scarcity of tax-exempt supply, the improving fundamental conditions, and increasing retail demand. Although the recent volatility will likely be with us for a while, we believe there are brighter days ahead for municipals as mutual fund outflows across the industry are beginning to abate and the headline risk that was prevalent for much of last year and early this year seems to be diminishing. We continue to be encouraged by signs of fundamental strength, which we believe makes municipals attractive long term. Economic indicators continue to improve, as we have experienced five consecutive quarters of revenue growth for most state and local governments. We believe this gradual recovery in tax revenue, combined with austerity measures enacted to balance budgets should continue to result in the easing of fiscal stress and reduce the negative headlines weighing on prices and market volatility. Therefore, we will continue to emphasize investment grade quality, favoring states over local GOs and essential service revenue bonds higher up in the capital structure. Given the Fund’s intermediate risk characteristics, we will focus on the short-to-intermediate part of the municipal curve (10-20 years). However, we would look to extend our maturity purchases slightly given favorable supply and demand dynamics in the market, as well the steepness and incremental yield opportunities out longer on the curve. Although we still remain defensive as we invest in this market, we will continue to look for good entry points during this period of stronger technicals and to take advantage of attractive tax-exempt rates and wider credit spreads in securities with strong structural characteristics, meaning higher coupons and shorter durations. We believe that the asset class continues to prove its creditworthiness with low levels of defaults contrary to media projections.

Distribution by Credit Quality
as of April 30, 2011
Percentage of
Credit Rating *	Net Assets
Aaa / AAA	4.9
Aa / AA	29.4
A	30.9
Baa / BBB	13.8
Ba / BB	0.8
B	0.2
Caa / CCC or Lower	1.4
Unrated	14.3
Cash	2.1
Other Assets & Liabilities	2.2
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long-term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes non fixed income instruments and other short-term instruments.

Diversification by Industry
as of April 30, 2011
Percentage of
Industry	Net Assets
Airport Revenues	8.2%
General Obligations	11.9
Health Care/Services	12.8
Higher Education (Univ., Dorms, etc.)	16.0
Housing (HFA'S, etc.)	0.8
Miscellaneous	8.6
Prerefunded	6.0
Special Tax Assessment	5.3
Tax Allocation	3.5
Transportation	8.0
Utilities - Electric	6.4
Utilities - Gas	0.2
Utilities - Water and Sewer	8.0
Short-Term Investments	2.1
Other Assets and Liabilities	2.2
Total	100.0%

Distribution by State
as of April 30, 2011
Percentage of
State	Net Assets
Alabama	1.0%
Alaska	0.5
Arizona	3.9
California	18.6
Colorado	2.2
Delaware	0.9
District of Columbia	3.2
Florida	6.5
Georgia	4.6
Idaho	0.8
Illinois	4.3
Indiana	1.8
Louisiana	1.9
Maryland	0.5
Michigan	2.3
Minnesota	4.0
Missouri	1.0
Nevada	0.5
New Jersey	1.6
New Mexico	0.3
New York	7.5
North Carolina	0.4
Ohio	1.3
Oklahoma	0.5
Other U.S. Territories	2.6
Pennsylvania	2.2
Rhode Island	1.1
South Carolina	0.5
South Dakota	0.3
Texas	11.2
Virginia	1.3
Washington	3.9
Wisconsin	1.0
Wyoming	1.5
Short-Term Investments	2.1
Other Assets and Liabilities	2.2
Total	100.0%

The Hartford Municipal Real Return Fund (formerly The Hartford Tax-Free National Fund)
Schedule of Investments April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 95.7%
	Alabama - 1.0%
	Huntsville, AL, GO (Prerefunded with State &
	Local Gov't Securities)
$1,855	5.25%, 05/01/2022	$1,984
	Alaska - 0.5%
	Alaska Municipal Bond Bank Auth GO
375	5.75%, 09/01/2033	392
	Anchorage, AK, GO
610	5.25%, 08/01/2028	654
		1,046
	Arizona - 3.9%
	Arizona Sundance Community Facilities Dist,
	Special Assess Rev #2
330	7.13%, 07/01/2027 ■	304
	Arizona Water Infrastructure FA Rev
1,500	5.00%, 10/01/2030	1,570
	Estrella Mountain, AZ, Ranch Community GO
265	6.20%, 07/15/2032	229
	Phoenix Arizona Civic Improvement Corp
2,000	5.00%, 07/01/2040	1,836
	Pima County, AZ, Noah Webster Basic School
1,000	5.60%, 12/15/2019	966
	Salt River Proj Arizona Agricultural
3,000	5.00%, 01/01/2034	3,046
	Vistancia, AZ, Community Fac Dist GO
200	6.75%, 07/15/2022	203
		8,154
	California - 18.6%
	Aliso Viejo, CA, Community Facilities Dist
	Special Tax
500	6.00%, 09/01/2038	422
	Burbank, CA, FA Rev South San Fernando
	Redev Proj
350	5.50%, 12/01/2023	322
	California Educational Facilities Auth, Pitzer
	College
630	5.00%, 04/01/2030	605
	California Health Facilities FA, Catholic
	Healthcare West
250	5.25%, 07/01/2023	254
	California Health Facilities FA, Sutter Health
1,110	5.88%, 08/15/2031	1,126
	California Public Works Board, Dept of Health
	Services Richmond Lab
300	5.00%, 11/01/2030	278
	California Public Works Board, Dept of
	Mental Health Patton
200	5.38%, 04/01/2028	197
	California State Dept of Water Resource
	Supply Rev
2,500	5.00%, 05/01/2019 - 05/01/2022	2,840
	California State GO
3,515	6.50%, 04/01/2033	3,856
	California State Public Works Board,
	Correctional Facilities Improvement
500	6.00%, 03/01/2035	510
	California State Public Works Board, State
	University Trustees
170	6.13%, 04/01/2029	183
2,000	6.25%, 04/01/2034	2,106
	California State Public Works Board, Various
	Capital Projects
1,000	6.38%, 11/01/2034	1,037
	California Statewide Community DA, CHF-
	Irvine, LLC
700	5.75%, 05/15/2032	646
	California Statewide Community DA, Thomas
	Jefferson School of Law
500	7.25%, 10/01/2032	506
	California Statewide Community DA,
	Windrush School
250	5.50%, 07/01/2037	176
	Capistrano, CA, USD Community Fac Dist
	Special Tax #90-2 Talega (Prerefunded with
	State & Local Gov't Securities)
250	5.90%, 09/01/2020	281
	Chula Vista, CA, IDR Daily San Diego Gas
300	5.30%, 07/01/2021	316
	Contra Costa County, CA, Public FA Tax
	Allocation
70	5.63%, 08/01/2033	58
	El Dorado County, CA, Irrigation Dist
300	5.38%, 08/01/2024	322
	Fontana, CA, Redev Agency Tax Allocation
	Ref, Jurupa Hills Redev Proj
400	5.50%, 10/01/2027	369
	Huntington Park, CA, Public FA Rev Ref
400	5.25%, 09/01/2019	434
	Indio, CA, Public Improvement Act Special
	Assessment #2002-3 GO
95	6.35%, 09/02/2027	95
	Kern County, CA, Tobacco Securitization
	Agency
915	6.00%, 06/01/2029	850
	Lake Tahoe USD
8,000	6.38%, 08/01/2045 ○	1,863
	Los Alamitos, CA, University GO
500	5.50%, 08/01/2033	516
	Los Angeles Wastewater System Rev
2,000	5.00%, 06/01/2022	2,186
	Madera, CA, Redev Agency Tax Rev
750	5.25%, 09/01/2030	627
	Modesto, CA, Irrigation Dist
500	5.50%, 07/01/2035	482
	Morongo Band of Mission Indians Enterprise
	Rev
1,655	6.50%, 03/01/2028 ■	1,546
	Palm Springs, CA, Community Redev Agency
535	5.50%, 09/01/2023	518
	Port of Oakland, CA, Transportation FA
2,540	5.75%, 11/01/2022	2,541
	San Bernardino, CA, Community College Dist
	GO
500	6.38%, 08/01/2026	569
	San Diego, CA, Public Fac FA Water Rev
500	5.25%, 08/01/2038	493

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 95.7% - (continued)
	California - 18.6% - (continued)
	San Diego, CA, Redev Agency Tax
	Allocation, North Park Redev Proj
$175	5.30%, 09/01/2016	$175
	San Diego, CA, Redev Agency, Centre City
	Sub Pkg
200	5.25%, 09/01/2026	187
	San Francisco City & County Airports
	Commission
1,000	5.00%, 05/01/2040	933
	San Francisco City & County, CA, Redev
	Agency
1,120	6.50%, 08/01/2032	1,115
	Santa Cruz County, CA, Redev Agency
665	6.63%, 09/01/2029	677
	Santa Margarita, CA, Water Dist Special Tax
	Community Fac Dist (Prerefunded with
	State & Local Gov't Securities)
200	6.00%, 09/01/2030	225
	Southern California Public Power Auth
500	5.00%, 07/01/2023	533
	Temecula, CA, Redev Agency Tax Allocation
	Rev
250	5.63%, 12/15/2038	191
	Torrance, CA, USD GO
1,500	5.50%, 08/01/2025	1,613
	Tuolumne Wind Proj Auth Rev
1,000	5.88%, 01/01/2029	1,067
	Ventura County, CA, Certificates of
	Participation
1,250	5.63%, 08/15/2027	1,321
	Washington Township, CA, Health Care Dist
	Rev
500	5.00%, 07/01/2037	411
1,000	6.00%, 07/01/2029	1,012
		38,590
	Colorado - 2.2%
	Adams County, CO, Certificates of
	Participation Correctional Facilities
	Improvement
1,000	5.13%, 12/01/2029	1,028
	Colorado Educational & Cultural Facilities
	Auth, Charter School Banning Lewis
975	6.13%, 12/15/2035 ■	846
	Denver, CO, Rendezvous Residential Metro
	Dist GO
600	5.38%, 12/01/2021	479
	Reata, CO, North Metro Dist GO
1,000	5.50%, 12/01/2032 ⌂	662
	Regional Transportation Dist
1,000	6.00%, 01/15/2034	924
	University of Colorado Enterprise Rev
600	5.75%, 06/01/2028	659
		4,598
	Delaware - 0.9%
	Delaware Transportation Auth
1,180	5.00%, 07/01/2025	1,278
	New Castle County, DE, DA GO
500	5.00%, 07/15/2033	524
		1,802
	District of Columbia - 3.2%
	District of Columbia University Rev
3,000	5.25%, 04/01/2034	3,163
	Washington, DC, Metropolitan Airport Auth
2,500	5.50%, 10/01/2027	2,519
	Washington, DC, Metropolitan Area Transit
1,000	5.13%, 07/01/2032	1,027
		6,709
	Florida - 6.5%
	Clearwater Water and Sewer Rev
2,500	5.25%, 12/01/2039	2,543
	Colonial Country Club Community
	Development Dist, Capital Improvement
	Rev
465	6.40%, 05/01/2033	465
	Florida Village Community Development
885	6.50%, 05/01/2033	900
	Florida Village Community Development Dist
	No 8
1,090	6.38%, 05/01/2038	1,063
	Jacksonville, FL, Econ Development
	Community Health Care Fac
3,000	6.25%, 09/01/2027	2,750
	Miami-Dade County, FL, Educational
	Facilities Auth
2,000	5.75%, 04/01/2028	2,033
	Palm Beach County, FL, Health FA Rev
	Waterford Proj
3,300	5.75%, 11/15/2026	3,234
	River Bend Community Development Dist,
	Capital Improvement Rev
900	0.00%, 11/01/2015 ⌂●	378
		13,366
	Georgia - 4.6%
	Atlanta Airport Passenger Facilities Charge
	Rev
2,000	5.00%, 01/01/2023	2,079
	Atlanta Water & Wastewater Rev
1,500	6.00%, 11/01/2022	1,688
	Dekalb, Newton & Gwinett County, GA, Joint
	Development Proj
1,000	6.00%, 07/01/2034	1,058
	Fulton County, GA, School Dist GO
1,105	5.38%, 01/01/2018	1,316
	Fulton County, GA, Water & Sewer Rev FGIC
	Part (Prerefunded with State & Local Gov't
	Securities)
1,160	6.38%, 01/01/2014	1,260
	Georgia Municipal Electric Auth, Power Rev
945	6.50%, 01/01/2017	1,093
	Georgia Municipal Electric Auth, Power Rev
	(Prerefunded with US Gov't Securities)
55	6.50%, 01/01/2017	63
	Marietta, GA, DA Life University Inc Proj
1,000	7.00%, 06/15/2030	946
		9,503
	Idaho - 0.8%
	Idaho Board Bank Auth
1,470	5.63%, 09/15/2026	1,643

The accompanying notes are an integral part of these financial statements.

The Hartford Municipal Real Return Fund (formerly The Hartford Tax-Free National Fund)
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 95.7% - (continued)
	Illinois - 4.3%
	Hampshire, IL, Special Service Area #13,
	Tuscany Woods Proj
$1,725	5.75%, 03/01/2037 ⌂	$846
	Huntley, IL, Special Service Area #9
1,500	5.10%, 03/01/2028	1,518
	Illinois Education Facilities Auth, Augustana
	College, Ser A
1,000	5.70%, 10/01/2032	953
	Illinois FA Rev, Roosevelt University Proj
2,000	5.75%, 04/01/2024	1,969
	Round Lake, IL, Special Tax Rev
945	4.70%, 03/01/2033	831
	Round Lake, IL, Special Tax Rev (Prerefunded
	with State & Local Gov't Securities)
484	6.70%, 03/01/2033	537
	Springfield, IL, Water Rev
500	5.25%, 03/01/2026	536
	Wauconda, IL, Special Service Area #1
	Special Tax Liberty Lakes Proj
1,000	6.63%, 03/01/2033	907
	Yorkville, IL, United City Special Service
	Area Tax Raintree Village Proj
917	6.88%, 03/01/2033	891
		8,988
	Indiana - 1.8%
	Indiana FA, Deaconess Hospital Rev
2,000	6.75%, 03/01/2035	2,052
	Indiana Municipal Power Agency
500	5.75%, 01/01/2034	506
	University of Southern Indiana
1,070	5.00%, 10/01/2022 - 10/01/2023	1,140
		3,698
	Louisiana - 1.9%
	Louisiana Public Facilities Auth, Franciscan
	Missionaries
2,500	6.75%, 07/01/2039	2,606
	Louisiana Public Facilities Auth, Oschner
	Clinic Foundation Proj (Prerefunded with
	US Gov't Securities)
500	5.50%, 05/15/2027	572
	Louisiana Public Facilities Auth, Susla Fac,
	Inc
1,000	5.75%, 07/01/2039 ⌂	703
		3,881
	Maryland - 0.5%
	Maryland GO
1,000	4.50%, 03/15/2026	1,044

	Michigan - 2.3%
	Detroit, MI, Water Supply System Ref Rev
	FGIC
1,750	6.50%, 07/01/2015	1,948
	Grand Valley State University
1,500	5.50%, 12/01/2027	1,566
	Michigan Hospital FA, Rev Ref Henry Ford
	Health System (Prerefunded with State &
	Local Gov't Securities)
500	5.63%, 03/01/2017	546
	Michigan Public Educational FA Rev, Limited
	Obligation Landmark Academy
695	7.00%, 12/01/2039	684
		4,744
	Minnesota - 4.0%
	Baytown Township, MN Lease Rev
250	7.00%, 08/01/2038	236
	Falcon Heights, MN, Lease Rev
225	6.00%, 11/01/2037	180
	Minneapolis, MN, Parking Assessment GO
250	5.00%, 12/01/2020	264
	Minnesota Agricultural Society, State Fair Rev
500	5.13%, 09/15/2023	511
	Ramsey, MN, Lease Rev Pact Charter School
	Proj
750	6.50%, 12/01/2022	719
	Rosemount, MN, ISD #196 GO MBIA
1,950	5.70%, 04/01/2015 ○	1,750
	St Paul, MN, Housing & Redev Auth, Achieve
	Language Academy
800	6.75%, 12/01/2022	780
	St Paul, MN, Housing & Redev Auth, Hmong
	Academy Proj
1,000	6.00%, 09/01/2036	818
	St Paul, MN, Housing & Redev Auth, Hope
	Community Academy Proj
450	6.25%, 12/01/2019	416
	St Paul, MN, Housing & Redev Auth, Lease
	Rev
860	6.00%, 12/01/2018	796
	St Paul, MN, PA Lease Rev
500	5.00%, 12/01/2019	521
	University of Minnesota (Prerefunded with
	State & Local Gov't Securities)
1,000	5.75%, 07/01/2018	1,220
		8,211
	Missouri - 1.0%
	Branson Hills, MO, Infrastructure Fac
650	5.50%, 04/01/2027	503
	Lees Summit, MO, IDA Kensington Farms
	Improvement Proj
1,000	5.75%, 03/01/2029	788
	Stone Canyon, MO, Community Improvement
	Proj
1,000	5.75%, 04/01/2027	738
		2,029
	Nevada - 0.5%
	Clark County, NV, Airport Rev
1,000	5.75%, 07/01/2042	1,000

	New Jersey - 1.6%
	New Jersey Econ Development Auth Rev
1,000	5.00%, 09/01/2021	1,047
	New Jersey Health Care Facilities FA,
	Hospital Asset Transformation
2,145	5.75%, 10/01/2031	2,239
		3,286

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 95.7% - (continued)
	New Mexico - 0.3%
	Cabezon, NM, Public Improvement Dist
$565	5.20%, 09/01/2015	$535
	New York - 7.5%
	Erie County, NY, IDA Applied Tech Charter
	School Proj
800	6.75%, 06/01/2025	790
	New York Dorm Auth, Fordham University
	FGIC
80	5.00%, 07/01/2020	82
	New York Dorm Auth, Mount St Mary
	College
400	5.00%, 07/01/2027	390
	New York Dorm Auth, Upstate Community
	College
250	5.25%, 07/01/2021	266
	New York Environmental Fac Corp
450	5.00%, 07/15/2026	463
	New York Metropolitan Transportation Auth
450	5.13%, 11/15/2031	445
3,000	5.25%, 11/15/2023	3,224
	New York State Dormitory Auth, Rev Non
	State
2,000	5.38%, 03/01/2029	2,081
	New York, NY, GO
1,000	6.25%, 10/15/2028	1,124
	New York, NY, GO (Prerefunded with US
	Gov't Securities)
45	5.75%, 03/01/2019	49
	New York, NY, IDA American Airlines JFK
	International Airport AMT
445	7.13%, 08/01/2011	445
1,400	8.00%, 08/01/2012	1,449
	New York, NY, Transitional FA Future Tax
	Secured (Prerefunded with State & Local
	Gov't Securities)
410	5.00%, 08/01/2023	434
	New York, NY, Transitional FA Future Tax
	Secured (Prerefunded with US Gov't
	Securities)
40	5.00%, 08/01/2023	42
	Otsego County, NY, IDA Civic Fac Rev
	Hartwick College Proj
200	6.00%, 07/01/2011	200
	Ulster County, NY, IDA Kingston Regional
	Senior Living Proj
4,475	6.00%, 09/15/2027	3,579
	Westchester County, NY, IDA Continuing
	Care Retirement, Kendal on Hudson Proj
500	6.38%, 01/01/2024	474
		15,537
	North Carolina - 0.4%
	Mecklenburg County, NC, Certificate of
	Participation School Improvements
795	5.00%, 02/01/2024	850

	Ohio - 1.3%
	Cuyahoga, OH, Community College
1,200	5.00%, 08/01/2027	1,246
	Hamilton, OH, School Dist Improvement GO
1,270	6.15%, 12/01/2016	1,496
		2,742
	Oklahoma - 0.5%
	Tulsa Airports Improvement Trust
1,000	5.38%, 06/01/2024	1,026

	Other U.S. Territories - 2.6%
	Guam Government, Limited Obligation Rev
	Section 30 Ser A
565	5.75%, 12/01/2034	533
	Puerto Rico GO
2,000	6.00%, 07/01/2032	2,009
	Puerto Rico Housing FA
1,000	5.13%, 12/01/2027	1,013
	Puerto Rico Sales Tax Financing
1,500	5.50%, 08/01/2042	1,397
	University Virgin Islands
270	5.13%, 12/01/2022	274
225	5.25%, 12/01/2023 - 12/01/2024	228
		5,454
	Pennsylvania - 2.2%
	Pennsylvania State Higher Educational
	Facilities Auth Rev
1,000	6.00%, 07/01/2043	960
	Pennsylvania Turnpike Commission, Sub-Ser
	C
665	6.00%, 06/01/2028	719
	Philadelphia, PA, GO
1,000	5.25%, 08/01/2019	1,073
	Philadelphia, PA, Municipal Auth
750	6.38%, 04/01/2029	771
1,000	6.50%, 04/01/2034	1,020
		4,543
	Rhode Island - 1.1%
	Central Falls, RI, Detention Facility Corp
530	6.75%, 01/15/2013	516
	Rhode Island Tobacco Settlement Financing
	Corp
2,000	6.25%, 06/01/2042	1,734
		2,250
	South Carolina - 0.5%
	South Carolina State Public Service Auth Rev
1,000	5.00%, 01/01/2019	1,144

	South Dakota - 0.3%
	South Dakota Housing DA
570	6.13%, 05/01/2033	576

	Texas - 11.2%
	Corpus Christi, TX, ISD GO
1,525	5.00%, 08/15/2026	1,653
	Dallas Fort Worth, TX, International Airport
2,000	6.00%, 11/01/2028 - 11/01/2032	2,000
	Houston, TX, Airport System Rev
1,070	5.50%, 07/01/2034	1,091
1,500	6.75%, 07/01/2021	1,490
	Houston, TX, Utility Systems Rev
2,000	6.00%, 11/15/2036	2,167

 The accompanying notes are an integral part of these financial statements.

The Hartford Municipal Real Return Fund (formerly The Hartford Tax-Free National Fund)
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 95.7% - (continued)
	Texas - 11.2% - (continued)
	La Vernia, TX, Higher Education
$2,000	6.38%, 08/15/2044	$2,003
	Lower Colorado River Auth Rev
35	7.25%, 05/15/2037	38
	Lower Colorado River Auth Rev (Prerefunded
	with State & Local Gov't Securities)
1,965	7.25%, 05/15/2037	2,431
	Mc Lennan County, TX, Public Fac
2,000	6.63%, 06/01/2035	2,138
	North Texas Tollway Auth Rev
1,000	5.00%, 09/01/2023	1,084
3,000	6.00%, 01/01/2025	3,206
	Tarrant County, TX, Cultural Education
	Facilities
1,000	6.25%, 11/15/2029	1,074
	Texas Private Activity Surface Transportation,
	NTE Mobility Partners
2,000	6.88%, 12/31/2039	2,032
	Travis County, TX, Health Fac, Querencia
	Barton Creek Project
1,000	5.65%, 11/15/2035	788
		23,195
	Virginia - 1.3%
	Peninsula, VA, Turn Center Community Dev
	DA
695	6.45%, 09/01/2037	627
	Virginia State Residential Auth
500	5.00%, 11/01/2024	551
	Virginia Tobacco Settlement Funding Corp
	(Prerefunded with US Gov't Securities)
1,455	5.50%, 06/01/2026	1,612
		2,790
	Washington - 3.9%
	Port of Seattle Rev
1,000	5.00%, 06/01/2030	1,015
	Washington State Health Care Facilities Auth,
	Seatle Childrens Hospital
2,500	5.63%, 10/01/2038	2,506
	Washington State Health Care Facilities Auth,
	VA Mason Medical
2,400	6.13%, 08/15/2037	2,244
	Washington State Projects, FYI Properties
	Lease Rev
2,285	5.50%, 06/01/2034	2,321
		8,086
	Wisconsin - 1.0%
	Badger Tobacco Asset Securitization Corp of
	WI (Prerefunded with US Gov't Securities)
1,000	6.38%, 06/01/2032	1,063
	Wisconsin State General Fund
125	5.75%, 05/01/2033	133
865	6.00%, 05/01/2036	919
		2,115
	Wyoming - 1.5%
	Campbell County, WY, Solid Waste Facilities
3,000	5.75%, 07/15/2039		$3,025

	Total municipal bonds
	(cost $197,769)		$198,144
	Total long-term investments
	(cost $197,769)		$198,144

	SHORT-TERM INVESTMENTS - 2.1%
	Investment Pools and Funds - 2.1%
	State Street Bank Tax Free Money Market
$4,315	Fund		$4,315

	Total short-term investments
	(cost $4,315)		$4,315
	Total investments
	(cost $202,084) ▲	97.8%	$202,459

	Other assets and liabilities	2.2%	4,546
	Total net assets	100.0%	$207,005

The accompanying notes are an integral part of these financial statements.

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $202,084 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,569
Unrealized Depreciation	(7,194)
Net Unrealized Appreciation	$375

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $2,696, which represents 1.30% of total net assets.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
05/2007	$1,725	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj, 5.75%, 03/01/2037	$1,725
07/2007	$1,000	Louisiana Public Facilities Auth, Susla Fac, Inc, 5.75%, 07/01/2039 - 144A	1,005
04/2007	$1,000	Reata, CO, North Metro Dist GO, 5.50%, 12/01/2032 - 144A	1,000
11/2007	$900	River Bend Community Development Dist, Capital Improvement Rev, 0.00%, 11/01/2015	900

The aggregate value of these securities at April 30, 2011, was $2,589, which represents 1.25% of total net assets.

AMT	–	Alternative Minimum Tax
DA	–	Development Authority
FA	–	Finance Authority
FGIC	–	Financial Guaranty Insurance Company
GO	–	General Obligations
IDA	–	Industrial Development Authority Bond
IDR	–	Industrial Development Revenue Bond
ISD	–	Independent School District
MBIA	–	Municipal Bond Insurance Association
PA	–	Port Authority
USD	–	United School District

The accompanying notes are an integral part of these financial statements.

The Hartford Municipal Real Return Fund (formerly The Hartford Tax-Free National Fund)
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Interest Rate Swap Contracts Outstanding at April 30, 2011

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount	Expiration Date	Cost	Market Value ╪	Unrealized Appreciation/(Depreciation)
Barclay Investment, Inc.*	2.53% Fixed	CPURNSA 219.45	$4,000	03/09/12	$–	$21	$21
Barclay Investment, Inc.*	2.46% Fixed	CPURNSA 219.45	3,500	03/09/13	–	27	27
Barclay Investment, Inc.*	2.45% Fixed	CPURNSA 219.25	5,500	03/03/16	–	72	72
Barclay Investment, Inc.*	2.65% Fixed	CPURNSA 219.28	10,500	03/04/18	–	75	75
Barclay Investment, Inc.*	2.75% Fixed	CPURNSA 219.25	7,000	03/03/21	–	59	59
Barclay Investment, Inc.*	2.98% Fixed	CPURNSA 219.41	5,750	03/08/26	–	(35)	(35)
Barclay Investment, Inc.*	3.04% Fixed	CPURNSA 219.41	5,000	03/08/31	–	(49)	(49)
Barclay Investment, Inc.*	3.00% Fixed	CPURNSA 221.13	3,100	04/26/31	–	(18)	(18)
JP Morgan Securities*	2.53% Fixed	CPURNSA 219.45	4,000	03/09/12	–	21	21
JP Morgan Securities*	2.46% Fixed	CPURNSA 219.45	3,500	03/09/13	–	27	27
JP Morgan Securities*	2.34% Fixed	CPURNSA 219.28	3,600	03/04/14	–	41	41
JP Morgan Securities*	2.45% Fixed	CPURNSA 219.25	5,500	03/03/16	–	72	72
JP Morgan Securities*	2.75% Fixed	CPURNSA 219.25	7,000	03/03/21	–	59	59
JP Morgan Securities*	2.91% Fixed	CPURNSA 220.66	10,000	04/13/21	–	(73)	(73)
JP Morgan Securities*	2.95% Fixed	CPURNSA 219.38	5,750	03/07/26	–	(7)	(7)
JP Morgan Securities*	2.97% Fixed	CPURNSA 220.69	6,800	04/14/26	–	(36)	(36)
JP Morgan Securities*	3.04% Fixed	CPURNSA 219.41	2,500	03/08/31	–	(25)	(25)
JP Morgan Securities*	2.98% Fixed	CPURNSA 219.28	2,000	03/04/36	–	8	8
JP Morgan Securities*	3.05% Fixed	CPURNSA 219.28	875	03/07/41	–	(6)	(6)
UBS Securities LLC*	2.34% Fixed	CPURNSA 219.28	7,200	03/04/14	–	83	83
UBS Securities LLC*	2.71% Fixed	CPURNSA 220.66	4,600	04/13/16	–	(7)	(7)
UBS Securities LLC*	2.65% Fixed	CPURNSA 219.28	5,250	03/04/18	–	38	38
UBS Securities LLC*	2.79% Fixed	CPURNSA 220.66	7,800	04/13/18	–	(28)	(28)
UBS Securities LLC*	2.75% Fixed	CPURNSA 219.25	7,000	03/03/21	–	59	59
UBS Securities LLC*	2.95% Fixed	CPURNSA 219.38	5,750	03/07/26	–	(7)	(7)
UBS Securities LLC*	2.98% Fixed	CPURNSA 219.28	2,000	03/04/36	–	8	8
UBS Securities LLC*	2.99% Fixed	CPURNSA 221.16	1,500	04/27/36	–	–	–
UBS Securities LLC*	3.04% Fixed	CPURNSA 219.38	875	03/07/41	–	(6)	(6)
							$373

*	Each counterparty has pledged securities, on behalf of the Fund, totaling an amount of $1,012 as collateral for swap contracts.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Municipal Real Return Fund (formerly The Hartford Tax-Free National Fund)
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Municipal Bonds	$198,144	$–	$198,144	$–
Short-Term Investments	4,315	4,315	–	–
Total	$202,459	$4,315	$198,144	$–
Interest Rate Swaps *	669	–	653	16
Total	$669	$–	$653	$16
Liabilities:
Interest Rate Swaps *	296	–	108	188
Total	$296	$–	$108	$188

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation(Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2011
Assets:
Swaps*	$—	$—	$16	†	$—	$—	$—	$—	$—	$16
Total	$—	$—	$16		$—	$—	$—	$—	$—	$16
Liabilities:
Swaps*	$—	$—	$(189	)†	$—	$—	$—	$—	$—	$(189)
Total	$—	$—	$(189)		$—	$—	$—	$—	$—	$(189)
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $(173).

The accompanying notes are an integral part of these financial statements.

The Hartford Municipal Real Return Fund (formerly The Hartford Tax-Free National Fund)
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $202,084)	$202,459
Unrealized appreciation on swap contracts	670
Receivables:
Fund shares sold	1,139
Dividends and interest	3,269
Other assets	102
Total assets	207,639
Liabilities:
Unrealized depreciation on swap contracts	297
Payables:
Fund shares redeemed	168
Investment management fees	14
Dividends	114
Distribution fees	10
Accrued expenses	31
Total liabilities	634
Net assets	$207,005
Summary of Net Assets:
Capital stock and paid-in-capital	$257,834
Accumulated undistributed net investment income	63
Accumulated net realized loss on investments	(51,640)
Unrealized appreciation of investments	748
Net assets	$207,005

Shares authorized	19,300,000
Par value	$0 .0001
Class A: Net asset value per share/Maximum offering price per share	$9.01/$9.43
Shares outstanding	13,194
Net assets	$118,848
Class B: Net asset value per share	$8.93
Shares outstanding	646
Net assets	$5,769
Class C: Net asset value per share	$8.96
Shares outstanding	4,168
Net assets	$37,348
Class I: Net asset value per share	$9.03
Shares outstanding	978
Net assets	$8,825
Class L: Net asset value per share/Maximum offering price per share	$8.98/$9.40
Shares outstanding	735
Net assets	$6,598
Class Y: Net asset value per share	$8.99
Shares outstanding	3,296
Net assets	$29,617

The accompanying notes are an integral part of these financial statements.

The Hartford Municipal Real Return Fund (formerly The Hartford Tax-Free National Fund)
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$6,060
Total investment income	6,060
Expenses:
Investment management fees	550
Transfer agent fees	51
Distribution fees
Class A	160
Class B	32
Class C	206
Class L	8
Custodian fees	2
Accounting services fees	15
Registration and filing fees	51
Board of Directors' fees	3
Audit fees	8
Other expenses	31
Total expenses (before waivers)	1,117
Expense waivers	(52)
Total waivers	(52)
Total expenses, net	1,065
Net Investment Income	4,995
Net Realized Loss on Investments:
Net realized loss on investments in securities	(2,424)
Net Realized Loss on Investments	(2,424)
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(11,547)
Net unrealized appreciation of swap contracts	373
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(11,174)
Net Loss on Investments and Other Financial Instruments	(13,598)
Net Decrease in Net Assets Resulting from Operations	$(8,603)

The accompanying notes are an integral part of these financial statements.

The Hartford Municipal Real Return Fund (formerly The Hartford Tax-Free National Fund)
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$4,995	$11,606
Net realized loss on investments	(2,424)	(6,088)
Net unrealized appreciation (depreciation) of investments and other financial instruments	(11,174)	16,826
Net Increase (Decrease) In Net Assets Resulting From Operations	(8,603)	22,344
Distributions to Shareholders:
From net investment income
Class A	(2,982)	(7,169)
Class B	(125)	(319)
Class C	(812)	(1,779)
Class I	(190)	(366)
Class L	(158)	(348)
Class Y	(748)	(1,645)
Total distributions	(5,015)	(11,626)
Capital Share Transactions:
Class A	(29,178)	(2,018)
Class B	(1,210)	(1,580)
Class C	(7,968)	3,279
Class I	922	1,135
Class L	(476)	(40)
Class Y	(1,704)	(1,580)
Net decrease from capital share transactions	(39,614)	(804)
Proceeds from regulatory settlements	—	3
Net Increase (Decrease) In Net Assets	(53,232)	9,917
Net Assets:
Beginning of period	260,237	250,320
End of period	$207,005	$260,237
Accumulated undistributed (distribution in excess of) net investment income (loss)	$63	$83

The accompanying notes are an integral part of these financial statements.

The Hartford Municipal Real Return Fund (formerly The Hartford Tax-Free National Fund)
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Municipal Real Return Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.50%. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the

The Hartford Municipal Real Return Fund (formerly The Hartford Tax-Free National Fund)
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

●
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

●
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

●
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal

The Hartford Municipal Real Return Fund (formerly The Hartford Tax-Free National Fund)
Notes to Financial Statements – (continued) April 30, 2011 (Unaudited)
(000’s Omitted)

income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

b)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of April 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Swap Agreements– The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Asset and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (e.g. London Interbank Offered Rate (“LIBOR”)) or index (e.g. U.S. Consumer Price Index), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap agreement is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of April 30, 2011.

b)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on swap contracts	$670	$—	$—	$—	$—	$—	$670
Total	$670	$—	$—	$—	$—	$—	$670

Liabilities:
Unrealized depreciation on swap contracts	$297	$—	$—	$—	$—	$—	$297
Total	$297	$—	$—	$—	$—	$—	$297

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

The Hartford Municipal Real Return Fund (formerly The Hartford Tax-Free National Fund)
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of swap contracts	$373	$—	$—	$—	$—	$—	$373
Total	$373	$—	$—	$—	$—	$—	$373

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s security market price to interest rate (i.e. yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Tax Exempt Income †	$11,621	$10,453
Ordinary Income	—	8

† The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$273
Accumulated Capital Losses *	(49,216)
Unrealized Appreciation †	11,922
Total Accumulated Deficit	$(37,021)

* The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
† The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – As of October 31, 2010 (tax-year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2013	$5
2014	433
2015	2,885
2016	23,184
2017	16,621
2018	6,088
Total	$49,216

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit future utilization of capital losses.

The Hartford Municipal Real Return Fund (formerly The Hartford Tax-Free National Fund)
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.50%
On next $4.5 billion	0.45%
On next $5 billion	0.43%
Over $10 billion	0.42%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class Y
0.85%	1.60%	1.60%	0.60%	0.85%	0.60%

From November 1, 2010 through February 28, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class Y
0.85%	1.60%	1.60%	0.60%	0.80%	0.60%

d)
Distribution and Service Plan for Class A, B, C and L Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $133 and contingent deferred sales charges of $21 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C and L shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. The entire fee will be used for distribution-related expenses. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $3. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	310

The Hartford Municipal Real Return Fund (formerly The Hartford Tax-Free National Fund)
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$16,380
Sales Proceeds Excluding U.S. Government Obligations	61,330

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	956	294	(4,479)	—	(3,229)	4,674	646	(5,542)	—	(222)
Amount	$8,600	$2,641	$(40,419)	$—	$(29,178)	$43,441	$6,003	$(51,462)	$—	$(2,018)
Class B
Shares	4	13	(153)	—	(136)	74	28	(274)	—	(172)
Amount	$40	$104	$(1,354)	$—	$(1,210)	$688	$254	$(2,522)	$—	$(1,580)
Class C
Shares	282	68	(1,250)	—	(900)	1,270	135	(1,051)	—	354
Amount	$2,533	$608	$(11,109)	$—	$(7,968)	$11,713	$1,249	$(9,683)	$—	$3,279
Class I
Shares	437	16	(351)	—	102	259	33	(172)	—	120
Amount	$3,912	$145	$(3,135)	$—	$922	$2,433	$309	$(1,607)	$—	$1,135
Class L
Shares	6	14	(73)	—	(53)	6	29	(39)	—	(4)
Amount	$54	$127	$(657)	$—	$(476)	$55	$271	$(366)	$—	$(40)
Class Y
Shares	22	63	(275)	—	(190)	18	132	(321)	—	(171)
Amount	$193	$569	$(2,466)	$—	$(1,704)	$168	$1,228	$(2,976)	$—	$(1,580)
Total
Shares	1,707	468	(6,581)	—	(4,406)	6,301	1,003	(7,399)	—	(95)
Amount	$15,332	$4,194	$(59,140)	$—	$(39,614)	$58,498	$9,314	$(68,616)	$—	$(804)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	12	$103
For the Year Ended October 31, 2010	39	$364

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $3, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

The Hartford Municipal Real Return Fund (formerly The Hartford Tax-Free National Fund)
Notes to Financial Statements – (continued) April 30, 2011 (Unaudited)
(000’s Omitted)

At a meeting of the Board of Directors of The Hartford Mutual Funds II, Inc. (the “Board”) on May 3, 2011, the Board unanimously approved a plan to reclassify Class L shares. Effective as of the close of business on the reclassification date, each shareholder of Class L shares will own Class A shares equal to the aggregate value of Class L shares held by that shareholder (each a “Reclassification”). With respect to each Fund, shareholders of Class L shares are expected to incur the same or lower net operating expenses after the Reclassification to Class A shares.

Each Reclassification is expected to occur on or about August 5, 2011 or as soon as practicable thereafter. Accordingly, effective as of the close of the Reclassification, all references to Class L will be deleted.

[This page is intentually left blank]

The Hartford Municipal Real Return Fund (formerly The Hartford Tax-Free National Fund)
Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$9.50	$0.21	$–	$(0.49)	$(0.28)	$(0.21)	$–	$–	$(0.21)	$(0.49)	$9.01
B	9.43	0.17	–	(0.49)	(0.32)	(0.18)	–	–	(0.18)	(0.50)	8.93
C	9.46	0.17	–	(0.49)	(0.32)	(0.18)	–	–	(0.18)	(0.50)	8.96
I	9.52	0.22	–	(0.49)	(0.27)	(0.22)	–	–	(0.22)	(0.49)	9.03
L	9.47	0.21	–	(0.49)	(0.28)	(0.21)	–	–	(0.21)	(0.49)	8.98
Y	9.48	0.22	–	(0.49)	(0.27)	(0.22)	–	–	(0.22)	(0.49)	8.99
For the Year Ended October 31, 2010
A	9.11	0.43	–	0.40	0.83	(0.44)	–	–	(0.44)	0.39	9.50
B	9.04	0.36	–	0.40	0.76	(0.37)	–	–	(0.37)	0.39	9.43
C	9.07	0.36	–	0.40	0.76	(0.37)	–	–	(0.37)	0.39	9.46
I	9.13	0.46	–	0.39	0.85	(0.46)	–	–	(0.46)	0.39	9.52
L	9.08	0.44	–	0.39	0.83	(0.44)	–	–	(0.44)	0.39	9.47
Y	9.09	0.46	–	0.39	0.85	(0.46)	–	–	(0.46)	0.39	9.48
For the Year Ended October 31, 2009
A	8.67	0.43	–	0.44	0.87	(0.43)	–	–	(0.43)	0.44	9.11
B	8.61	0.36	–	0.44	0.80	(0.37)	–	–	(0.37)	0.43	9.04
C	8.63	0.37	–	0.44	0.81	(0.37)	–	–	(0.37)	0.44	9.07
I	8.69	0.45	–	0.45	0.90	(0.46)	–	–	(0.46)	0.44	9.13
L	8.64	0.48	–	0.40	0.88	(0.44)	–	–	(0.44)	0.44	9.08
Y	8.65	0.45	–	0.45	0.90	(0.46)	–	–	(0.46)	0.44	9.09
For the Year Ended October 31, 2008 (F)
A	10.88	0.48	–	(2.21)	(1.73)	(0.48)	–	–	(0.48)	(2.21)	8.67
B	10.80	0.39	–	(2.17)	(1.78)	(0.41)	–	–	(0.41)	(2.19)	8.61
C	10.83	0.39	–	(2.18)	(1.79)	(0.41)	–	–	(0.41)	(2.20)	8.63
I	10.90	0.48	–	(2.18)	(1.70)	(0.51)	–	–	(0.51)	(2.21)	8.69
L	10.85	0.48	–	(2.20)	(1.72)	(0.49)	–	–	(0.49)	(2.21)	8.64
Y	10.86	0.50	–	(2.20)	(1.70)	(0.51)	–	–	(0.51)	(2.21)	8.65
For the Year Ended October 31, 2007
A	11.34	0.47	–	(0.44)	0.03	(0.46)	(0.03)	–	(0.49)	(0.46)	10.88
B	11.26	0.38	–	(0.43)	(0.05)	(0.38)	(0.03)	–	(0.41)	(0.46)	10.80
C	11.29	0.38	–	(0.43)	(0.05)	(0.38)	(0.03)	–	(0.41)	(0.46)	10.83
I(G)	11.17	0.21	–	(0.27)	(0.06)	(0.21)	–	–	(0.21)	(0.27)	10.90
L(H)	11.31	0.48	–	(0.45)	0.03	(0.46)	(0.03)	–	(0.49)	(0.46)	10.85
Y(H)	11.32	0.51	–	(0.46)	0.05	(0.48)	(0.03)	–	(0.51)	(0.46)	10.86
For the Year Ended October 31, 2006
A	11.13	0.45	–	0.29	0.74	(0.45)	(0.08)	–	(0.53)	0.21	11.34
B	11.06	0.37	–	0.28	0.65	(0.37)	(0.08)	–	(0.45)	0.20	11.26
C	11.09	0.37	–	0.28	0.65	(0.37)	(0.08)	–	(0.45)	0.20	11.29
L	11.10	0.44	–	0.29	0.73	(0.44)	(0.08)	–	(0.52)	0.21	11.31
Y	11.11	0.46	–	0.29	0.75	(0.46)	(0.08)	–	(0.54)	0.21	11.32

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Per share amounts have been calculated using average shares outstanding method.
(G)	Commenced operations on May 31, 2007.
(H)	Classes H, M and N were merged into Class L and Class E was merged into Class Y on February 9, 2007.

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

(2.93	)%(D)	$118,848	0.90	%(E)	0.85	%(E)	0.85	%(E)	4.66	%(E)	8%
(3.42	) (D)	5,769	1.70	(E)	1.60	(E)	1.60	(E)	3.91	(E)	–
(3.41	) (D)	37,348	1.65	(E)	1.60	(E)	1.60	(E)	3.91	(E)	–
(2.80	) (D)	8,825	0.64	(E)	0.60	(E)	0.60	(E)	4.92	(E)	–
(2.91	) (D)	6,598	0.93	(E)	0.82	(E)	0.82	(E)	4.70	(E)	–
(2.81	) (D)	29,617	0.60	(E)	0.60	(E)	0.60	(E)	4.91	(E)	–

9.26		156,092	0.86		0.85		0.85		4.69		19
8.53		7,376	1.67		1.60		1.60		3.94		–
8.50		47,918	1.62		1.60		1.60		3.94		–
9.52		8,343	0.62		0.60		0.60		4.93		–
9.35		7,458	0.82		0.80		0.80		4.74		–
9.59		33,050	0.57		0.57		0.57		4.97		–

10.48		151,639	0.89		0.85		0.85		4.96		46
9.62		8,623	1.70		1.60		1.60		4.21		–
9.72		42,730	1.65		1.60		1.60		4.23		–
10.74		6,899	0.65		0.60		0.60		5.24		–
10.58		7,190	0.84		0.80		0.80		5.65		–
10.79		33,239	0.59		0.59		0.59		5.22		–

(16.40)		113,542	0.94		0.85		0.85		4.63		77
(16.97)		5,223	1.75		1.60		1.60		3.87		–
(17.02)		27,234	1.70		1.60		1.60		3.89		–
(16.16)		4,705	0.66		0.60		0.60		4.89		–
(16.41)		5,790	0.90		0.80		0.80		4.67		–
(16.22)		18,238	0.65		0.60		0.60		4.87		–

0.30		115,459	1.15		0.85		0.85		4.20		43
(0.45)		6,839	1.95		1.60		1.60		3.43		–
(0.45)		22,467	1.90		1.60		1.60		3.45		–
(0.54	) (D)	3,505	0.87	(E)	0.60	(E)	0.60	(E)	4.81	(E)	–
0.28		8,380	1.10		0.86		0.86		4.31		–
0.48		26,275	0.85		0.65		0.65		4.78		–

6.82		71,876	1.22		1.00		1.00		4.06		14
5.97		6,746	2.00		1.75		1.75		3.31		–
5.95		12,889	1.97		1.75		1.75		3.31		–
6.77		7,606	1.14		1.05		1.05		4.01		–
6.91		11	0.91		0.89		0.89		4.17		–

The Hartford Tax-Free National Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

The Hartford Tax-Free National Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Hartford Tax-Free National Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2010	Ending Account Value April 30, 2011	Expenses paid during the period October 31, 2010 through April 30, 2011	Beginning Account Value October 31, 2010	Ending Account Value April 30, 2011	Expenses paid during the period October 31, 2010 through April 30, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$970.75	$4.15	$1,000.00	$1,020.58	$4.26	0 .85%	181	365
Class B	$1,000.00	$965.84	$7.80	$1,000.00	$1,016.86	$8.00	1 .60	181	365
Class C	$1,000.00	$965.93	$7.80	$1,000.00	$1,016.86	$8.00	1 .60	181	365
Class I	$1,000.00	$972.01	$2.93	$1,000.00	$1,021.82	$3.01	0 .60	181	365
Class L	$1,000.00	$970.87	$3.99	$1,000.00	$1,020.75	$4.09	0 .82	181	365
Class Y	$1,000.00	$971.92	$2.93	$1,000.00	$1,021.82	$3.01	0 .60	181	365

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal’s Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-MRR11 6/11   102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford SmallCap Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

• Are you concerned about inflation and its effects on your portfolio?

• Is your portfolio prepared for rising interest rates?

• Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford SmallCap Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford SmallCap Growth Fund inception 01/04/1988
(subadvised by Wellington Management Company, LLP)	Investment objective – Seeks long-term capital appreciation.

Performance Overview 4/30/01-4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
SmallCap Growth A#	28.42%	37.59%	4.22%	5.49%
SmallCap Growth A##		30.02%	3.05%	4.90%
SmallCap Growth B#	27.94%	36.55%	3.55%	NA*
SmallCap Growth B##		31.55%	3.20%	NA*
SmallCap Growth C#	27.92%	36.49%	3.38%	4.70%
SmallCap Growth C##		35.49%	3.38%	4.70%
SmallCap Growth I#	28.56%	37.91%	4.35%	5.82%
SmallCap Growth L#	28.42%	37.73%	4.30%	5.56%
SmallCap Growth L##		31.19%	3.29%	5.05%
SmallCap Growth R3#	28.27%	37.24%	3.99%	5.57%
SmallCap Growth R4#	28.47%	37.68%	4.21%	5.68%
SmallCap Growth R5#	28.64%	38.05%	4.47%	5.81%
SmallCap Growth Y#	28.73%	38.22%	4.54%	5.85%
Russell 2000 Growth Index	27.07%	30.29%	5.14%	5.59%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class A, B, C and Y shares commenced operations on 2/19/02. Class A and C share performance prior to that date reflects Class L and N share performance and operating expenses less Class A or C share sales charges, respectively. (Class N shares are no longer offered.) Class Y share performance prior to 2/19/02 reflects Class L share performance and operating expenses, adjusted to reflect that Class Y has no sales charges. Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.Class R3, R4 and R5 shares commenced operations on 12/22/06. Class R3, R4 and R5 share performance between 2/19/02 and 12/22/06 reflects Class Y share performance and operating expenses. Class R3, R4 and R5 share performance prior to 2/19/02 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class R3, R4 and R5 have no sales charges.

Hartford Investment Management Company became an additional sub-adviser effective 11/13/06. Performance information prior to that date represents performance of only Wellington Management Company, LLP. As of 7/21/10, Hartford Investment Management Company no longer serves as sub-adviser to the Fund.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Mammen Chally, CFA	David J. Elliot, CFA
Vice President,
Vice President	Co-Director of Quantitative Investments

How did the Fund perform?
The Class A shares of The Hartford SmallCap Growth Fund returned 28.42% before sales charge for the six-month period ended April 30, 2011, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 27.07%. For the same period, the Fund also outperformed the return of the average fund in the Lipper Small-Cap Growth Funds peer group 27.26%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
U.S. equities moved higher in the period despite a high degree of volatility caused by mounting concerns about unrest in North Africa and the Middle East, and the devastating earthquake and nuclear crisis in Japan. In addition, equities were pushed higher by investors’ enthusiasm for additional government debt purchases by the US Federal Reserve, the extension of tax cuts in the U.S., and strong earnings growth. Fears of a global economic slowdown due to sovereign debt troubles in Europe, Japanese supply disruptions, and concerns about heightened geopolitical risks were not enough to offset optimism about the global economy, a tidal wave of global liquidity, strong corporate earnings, and a continued accommodative U.S. Federal Reserve Board policy.

Small-cap (+23.7%) and mid-cap (+23.3%) stocks outperformed large-cap stocks (+16.4%) during the period, as measured by the Russell 2000, S&P MidCap 400, and S&P 500 Indices, respectively. Growth (+27.1%) stocks outperformed Value (+20.3%) during the period, as measured by the Russell 2000 Growth and Russell 2000 Value Indices. All ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Energy (+52%), Materials (+30%), and Information Technology (+30%) sectors performed best, while Utilities (+11%) and Telecommunication Services (+15%) lagged on a relative basis.

The Fund’s outperformance relative to the benchmark reflected strong selection in the Health Care, Industrials, and Consumer Discretionary sectors, which more than offset weaker selection in Information Technology and Financials. Sector allocation, which is a result of bottom up security selection (i.e. stock by stock fundamental research), was neutral for the period. An overweight (i.e. the Fund’s sector position was more than the benchmark) allocation to Utilities and an underweight allocation to Information Technology detracted modestly from relative results, while an overweight to the Energy sector was additive to relative results. A modest cash position also detracted from relative results in an upward trending market.

Among the top contributors to relative performance were Regeneron Pharmaceuticals (Health Care), Pharmasset (Health Care), and CVR Energy (Energy). Shares of Regeneron Pharmaceuticals rose sharply after the company reported positive Phase III results with ZALTRAP, a colorectal cancer drug developed in conjunction with Sanofi-Aventis. Pharmasset, a clinical-stage pharmaceutical company, saw its shares outperform due to positive clinical data for its cystic fibrosis drug (VX-770). Shares of CVR Energy, an independent petroleum refiner and marketer of transportation fuels, rose after announcing better–than-expected third quarter 2010 results which were driven by strong product margins in refining and cost reductions. Top absolute (i.e. total return) contributors for the period also included VeriFone Systems (Information Technology) and Rosetta Resources (Energy).

Intermune (Health Care), MIPS Technologies (Information Technology), and Power-One (Information Technology) detracted most from relative returns during the period. Not owning shares of Intermune, a biotechnology company and component of the benchmark, detracted from relative results as the stock price rose sharply after the company announced a positive opinion for approval of their lung drug Esbriet in the European Union. Shares of microprocessor manufacturer MIPS Technologies fell as the company lowered guidance for fourth quarter 2011 earnings. Power-One, a renewable energy solutions company, saw its shares fall after lowering first quarter 2011 earnings guidance. Top detractors from absolute returns during the period also included Xyratex (Information Technology).

What is the outlook?
Government spending and inventories accounted for roughly two thirds of the U.S. economy’s growth over the past four quarters. Going forward, we believe that private sector demand will contribute more to growth, primarily spurred by an improving job market. We also see fiscal policy providing additional stimulus to the economy next year as evidenced by the recent tax package which was passed by Congress.

3

We believe the labor market should improve more in 2011 than it did in 2010, providing an important boost to wage and salary income across the economy and supporting consumer spending. The pace of layoffs has slowed with unemployment claims edging decidedly lower; the number of job openings has picked up; and even small businesses are planning to add workers. The pace of job growth likely will be sufficient to push the unemployment rate down, albeit at a gradual pace. Additionally, we see a recovering economy with solid corporate profit growth (and lots of cash on the balance sheet) slated to bring accelerating capital spending in 2011. Improving business confidence, an easier credit environment, the recently legislated 100% depreciation allowance for capital goods purchases in 2012, and a likelihood of significant pent up demand should all add to this positive story.

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. The Fund ended the period most overweight Energy, Industrials, and Financials and most underweight Information Technology, Consumer Discretionary, and Telecommunication Services relative to the Russell 2000 Growth Index.

Diversification by Industry
as of April 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.6%
Banks (Financials)	1.6
Capital Goods (Industrials)	13.1
Commercial & Professional Services (Industrials)	2.5
Consumer Durables & Apparel (Consumer Discretionary)	3.6
Consumer Services (Consumer Discretionary)	3.4
Diversified Financials (Financials)	2.2
Energy (Energy)	6.3
Food & Staples Retailing (Consumer Staples)	0.2
Food, Beverage & Tobacco (Consumer Staples)	1.3
Health Care Equipment & Services (Health Care)	7.5
Household & Personal Products (Consumer Staples)	1.1
Insurance (Financials)	0.7
Materials (Materials)	5.1
Media (Consumer Discretionary)	1.1
Other Investment Pools and Funds (Financials)	1.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.9
Real Estate (Financials)	0.8
Retailing (Consumer Discretionary)	5.4
Semiconductors & Semiconductor Equipment (Information Technology)	4.6
Software & Services (Information Technology)	15.3
Technology Hardware & Equipment (Information Technology)	6.1
Telecommunication Services (Services)	0.6
Transportation (Industrials)	1.0
Utilities (Utilities)	0.4
Short-Term Investments	1.1
Other Assets and Liabilities	–
Total	100.0%

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The Hartford SmallCap Growth Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.4%
	Automobiles & Components - 1.6%
20	American Axle & Manufacturing Holdings, Inc. ●	$251
90	Amerigon, Inc. ●	1,535
37	Dana Holding Corp. ●	672
11	Federal Mogul Corp. ●	292
9	Stoneridge, Inc. ●	139
60	Tenneco Automotive, Inc. ●	2,777
8	Winnebago Industries, Inc. ●	97
		5,763
	Banks - 1.6%
132	Boston Private Financial Holdings, Inc.	923
29	Columbia Banking Systems, Inc.	551
7	First Financial Bankshares, Inc.	360
52	Flushing Financial Corp.	764
56	MGIC Investment Corp. ●	487
22	Signature Bank ●	1,279
19	Southside Bancshares, Inc.	420
21	Wintrust Financial Corp.	691
		5,475
	Capital Goods - 13.1%
40	A.O. Smith Corp.	1,752
18	Aaon, Inc.	585
25	Acuity Brands, Inc.	1,494
51	Advanced Battery Technologies, Inc. ●	88
6	Aerovironment, Inc. ●	172
6	Alamo Group, Inc.	185
7	Albany International Corp. Class A	182
93	Altra Holdings, Inc. ●	2,371
57	Applied Industrial Technologies, Inc.	2,017
25	AZZ, Inc.	1,112
42	Belden, Inc.	1,590
16	Blount International ●	261
14	Briggs & Stratton Corp.	326
58	Ceradyne, Inc. ●	2,732
51	Chart Industries, Inc. ●	2,489
59	Commercial Vehicles Group, Inc. ●	1,015
15	Cubic Corp.	816
7	Enpro Industries, Inc. ●	293
30	Esterline Technologies Corp. ●	2,176
36	Franklin Electric Co., Inc.	1,636
24	Furmanite Corp. ●	200
33	Gencorp, Inc. ●	218
9	GeoEye, Inc. ●	336
98	GrafTech International Ltd. ●	2,267
11	Graham Corp.	255
25	Great Lakes Dredge & Dock Co.	186
6	Hexcel Corp. ●	118
7	Kadant, Inc. ●	228
6	Kaydon Corp.	221
24	Lennox International, Inc.	1,142
11	Lindsay Corp.	770
108	Meritor, Inc. ●	1,852
45	Moog, Inc. Class A ●	1,972
2	Nacco Industries, Inc. Class A	194
3	National Presto Industries, Inc.	363
7	NCI Building Systems, Inc. ●	84
57	Nordson Corp.	3,236
1	Polypore International, Inc. ●	43
4	Powell Industries, Inc. ●	160
4	Raven Industries	190
9	SauerDanfoss, Inc. ●	525
22	Sun Hydraulics Corp.	1,039
32	Teledyne Technologies, Inc. ●	1,596
–	Thomas & Betts Corp. ●	17
12	Timken Co.	667
10	Titan International, Inc.	321
6	Toro Co.	423
22	TransDigm Group, Inc. ●	1,816
79	Trimas Corp. ●	1,842
7	Twin Disc, Inc.	252
5	Woodward, Inc.	188
6	Xerium Technologies, Inc. ●	148
		46,161
	Commercial & Professional Services - 2.5%
1	Acacia Research Corp. ●	53
201	APAC TeleServices, Inc. ●	1,150
18	Brink's Co.	578
13	Consolidated Graphics, Inc. ●	707
48	Deluxe Corp.	1,289
4	Exponent, Inc. ●	185
11	Heidrick & Struggles International, Inc.	257
9	ICF International, Inc. ●	219
42	Knoll, Inc.	830
7	M & F Worldwide Corp. ●	164
18	SFN Group, Inc. ●	191
65	Sykes Enterprises, Inc. ●	1,302
30	Towers Watson & Co.	1,744
		8,669
	Consumer Durables & Apparel - 3.6%
4	Blyth, Inc.	172
10	Brunswick Corp.	238
59	Carter's, Inc. ●	1,824
23	Cherokee, Inc.	452
10	Deckers Outdoor Corp. ●	836
50	Iconix Brand Group, Inc. ●	1,224
9	Kenneth Cole Productions, Inc. Class A ●	124
38	Maidenform Brands, Inc. ●	1,213
35	Polaris Industries, Inc.	3,736
201	Quiksilver, Inc. ●	873
49	Sealy Corp. ●	130
10	Timberland Co. Class A ●	474
19	Warnaco Group, Inc. ●	1,249
		12,545
	Consumer Services - 3.4%
17	Bally Technologies, Inc. ●	679
1	Biglari Holdings, Inc. ●	328
8	California Pizza Kitchen, Inc. ●	131
112	Cheesecake Factory, Inc. ●	3,289
3	CPI Corp.	46
64	Grand Canyon Education, Inc. ●	921
65	K12, Inc. ●	2,575
44	Krispy Kreme Doughnuts, Inc. ●	247
10	Lincoln Educational Services Corp.	167
42	P.F. Chang's China Bistro, Inc.	1,668
17	Sonic Corp. ●	188
15	Sotheby's Holdings	752
55	Texas Roadhouse, Inc.	893
		11,884

 The accompanying notes are an integral part of these financial statements.

5

The Hartford SmallCap Growth Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.4% - (continued)
	Diversified Financials - 2.2%
32	Advance America Cash Advance Centers, Inc.	$190
33	BGC Partners, Inc.	315
90	Compass Diversified Holdings	1,505
2	Credit Acceptance Corp. ●	121
98	Dollar Financial Corp. ●	2,246
20	Ezcorp, Inc. ●	633
9	First Cash Financial Services, Inc. ●	357
7	Nelnet, Inc.	157
10	Netspend Holdings, Inc. ●	117
20	Newstar Financial, Inc. ●	240
42	Stifel Financial ●	1,912
		7,793
	Energy - 6.3%
5	Brigham Exploration Co. ●	164
12	Callon Petroleum Corp. ●	79
4	Clayton Williams Energy, Inc. ●	317
14	Cloud Peak Energy, Inc. ●	301
54	Complete Production Services, Inc. ●	1,846
79	CVR Energy, Inc. ●	1,745
31	Dril-Quip, Inc. ●	2,366
14	Houston American Energy Corp.	263
27	ION Geophysical Corp. ●	339
31	James River Coal Co. ●	728
326	Kodiak Oil & Gas Corp. ●	2,291
14	McMoRan Exploration Co. ●	260
14	Natural Gas Services Group ●	261
3	OYO Geospace Corp. ●	308
38	Petroleum Development Corp. ●	1,525
23	PetroQuest Energy, Inc. ●	198
231	Rentech, Inc. ●	256
96	Rosetta Resources, Inc. ●	4,418
16	RPC, Inc.	445
28	SM Energy Co.	2,135
7	Stone Energy Corp. ●	243
13	TETRA Technologies, Inc. ●	196
155	Vaalco Energy, Inc. ●	1,083
8	W&T Offshore, Inc.	218
47	Warren Resources, Inc. ●	212
4	World Fuel Services Corp.	174
		22,371
	Food & Staples Retailing - 0.2%
21	Pantry, Inc. ●	319
202	Rite Aid Corp. ●	224
		543
	Food, Beverage & Tobacco - 1.3%
26	B&G Foods, Inc. Class A	468
7	Boston Beer Co., Inc. Class A ●	680
5	Cal-Maine Foods, Inc.	141
160	Darling International, Inc. ●	2,586
40	Vector Group Ltd.	731
		4,606
	Health Care Equipment & Services - 7.5%
28	Align Technology, Inc. ●	687
29	Alliance Healthcare Services, Inc. ●	129
13	Amerigroup Corp. ●	855
3	Analogic Corp.	162
80	Angiodynamics, Inc. ●	1,306
6	ArthroCare Corp. ●	194
9	Centene Corp. ●	309
29	Corvel Corp. ●	1,497
45	Cyberonics, Inc. ●	1,590
116	Dexcom, Inc. ●	1,926
31	Dynavox, Inc. ●	183
29	Hanger Orthopedic Group, Inc. ●	774
38	HealthSouth Corp. ●	971
75	Healthspring, Inc. ●	3,091
14	Heartware International, Inc. ●	1,045
15	Kensey Nash Corp. ●	361
50	Masimo Corp.	1,740
15	Molina Healthcare, Inc. ●	645
39	Omnicell, Inc. ●	607
9	Orthofix International N.V. ●	296
54	Owens & Minor, Inc.	1,853
9	Providence Service Corp. ●	139
2	Sirona Dental Systems, Inc. ●	121
44	Tomotherapy, Inc. ●	199
46	U.S. Physical Therapy, Inc.	1,110
24	Volcano Corp. ●	635
36	Wellcare Health Plans, Inc. ●	1,582
45	Zoll Medical Corp. ●	2,539
		26,546
	Household & Personal Products - 1.1%
23	Medifast, Inc. ●	446
99	Nu Skin Enterprises, Inc. Class A	3,187
12	Revlon, Inc. ●	213
5	Usana Health Sciences, Inc. ●	198
		4,044
	Insurance - 0.7%
14	Allied World Assurance Holdings Ltd.	884
58	Amerisafe, Inc. ●	1,291
6	Tower Group, Inc.	139
2	Validus Holdings Ltd.	80
		2,394
	Materials - 5.1%
17	Ferro Corp. ●	258
5	General Moly, Inc. ●	28
53	Georgia Gulf Corp. ●	2,103
38	Golden Star Resources Ltd. ●	123
44	Kraton Performance Polymers ●	2,021
9	Minerals Technologies, Inc.	585
2	Newmarket Corp.	367
12	Noranda Aluminium Holding Corp. ●	206
66	Olin Corp.	1,706
23	Rock Tenn Co. Class A	1,582
10	Rockwood Holdings, Inc. ●	556
7	RTI International Metals, Inc. ●	208
16	Senomyx, Inc. ●	95
99	Silgan Holdings, Inc.	4,540
18	Solutia, Inc. ●	464
77	Stillwater Mining Co. ●	1,752
23	TPC Group, Inc. ●	911
33	Verso Paper Corp. ●	156
8	W.R. Grace & Co. ●	368
		18,029
	Media - 1.1%
91	Arbitron, Inc.	3,532
17	Dex One Corp. ●	70
19	Supermedia, Inc. ●	99

 The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.4% - (continued)
	Media - 1.1% - (continued)
29	Warner Music Group Corp. ●	$215
		3,916
	Pharmaceuticals, Biotechnology & Life Sciences - 11.9%
42	Akorn, Inc. ●	275
167	Alkermes, Inc. ●	2,408
99	AVI BioPharma, Inc. ●	178
125	Bruker Corp. ●	2,466
148	Cadence Pharmaceuticals, Inc. ●	1,253
105	Cubist Pharmaceuticals, Inc. ●	3,558
16	Cumberland Pharmaceuticals, Inc. ●	82
18	DepoMed, Inc. ●	155
8	Emergent Biosolutions, Inc. ●	179
45	Enzon, Inc. ●	515
119	Exelixis, Inc. ●	1,459
12	Genomic Health, Inc. ●	314
7	Hi-Technology Pharmacal Co., Inc. ●	188
19	Impax Laboratories, Inc. ●	521
128	Incyte Corp. ●	2,371
124	Ironwood Pharmaceuticals, Inc. ●	1,807
12	Jazz Pharmaceuticals, Inc. ●	380
142	Medicines Co. ●	2,225
27	Medicis Pharmaceutical Corp. Class A	972
54	Nabi Biopharmaceuticals ●	314
27	Neurocrine Biosciences, Inc. ●	205
140	NPS Pharmaceuticals, Inc. ●	1,452
62	Onyx Pharmaceuticals, Inc. ●	2,335
43	PAREXEL International Corp. ●	1,180
91	PDL Biopharma, Inc.	586
36	Pharmasset, Inc. ●	3,615
21	Questcor Pharmaceuticals ●	421
44	Regeneron Pharmaceuticals, Inc. ●	2,270
82	Rigel Pharmaceuticals, Inc. ●	745
78	Salix Pharmaceuticals Ltd. ●	3,053
34	Sciclone Pharmaceuticals, Inc. ●	150
161	Seattle Genetics, Inc. ●	2,673
21	Spectrum Pharmaceuticals, Inc. ●	184
62	SuperGen, Inc. ●	168
14	Targacept, Inc. ●	334
15	Vanda Pharmaceuticals, Inc. ●	122
36	ViroPharma, Inc. ●	692
		41,805
	Real Estate - 0.8%
51	Colonial Properties Trust	1,077
32	Coresite Realty Corp.	505
29	Hudson Pacific Properties, Inc.	427
59	MFA Mortgage Investments, Inc.	469
4	Saul Centers, Inc.	184
		2,662
	Retailing - 5.4%
28	Big Lots, Inc. ●	1,167
3	Blue Nile, Inc. ●	182
19	Cato Corp.	472
44	Children's Place Retail Stores, Inc. ●	2,334
23	Citi Trends, Inc. ●	501
21	Collective Brands, Inc. ●	437
44	Core-Mark Holding Co., Inc. ●	1,458
36	DSW, Inc. ●	1,709
19	Express, Inc.	402
4	Genesco, Inc. ●	141
14	Gordmans Stores, Inc. ●	271
33	Joseph A. Bank Clothiers, Inc. ●	1,719
6	Nutri/System, Inc.	95
18	OfficeMax, Inc. ●	178
10	Overstock.com, Inc. ●	138
29	Pier 1 Imports, Inc. ●	359
11	rue21, Inc. ●	331
20	Sally Beauty Co., Inc. ●	302
21	Select Comfort Corp. ●	337
54	Shutterfly, Inc. ●	3,300
4	Stein Mart, Inc.	40
15	The Finish Line, Inc.	325
48	Ulta Salon, Cosmetics & Fragrances, Inc. ● .	2,526
32	Wet Seal, Inc. Class A ●	139
7	Williams-Sonoma, Inc.	322
		19,185
	Semiconductors & Semiconductor Equipment - 4.6%
41	Amkor Technology, Inc. ●	273
30	Anadigics, Inc. ●	116
16	Applied Micro Circuits Corp. ●	166
40	Axcelis Technologies, Inc. ●	74
3	Brooks Automation, Inc. ●	34
10	Cirrus Logic, Inc. ●	169
33	Energy Conversion Devices, Inc. ●	66
23	Entegris, Inc. ●	198
5	FEI Co. ●	175
7	FSI International, Inc. ●	31
299	GT Solar International, Inc. ●	3,337
47	Integrated Device Technology, Inc. ●	385
12	Integrated Silicon Solution, Inc. ●	120
20	Kulicke and Soffa Industries, Inc. ●	179
42	Lattice Semiconductor Corp. ●	287
185	Mindspeed Technologies, Inc. ●	1,668
100	MIPS Technologies, Inc. Class A ●	834
64	Nanometrics, Inc. ●	1,035
32	OmniVision Technologies, Inc. ●	1,082
113	ON Semiconductor Corp. ●	1,190
191	RF Micro Devices, Inc. ●	1,273
12	Sigma Designs, Inc. ●	151
125	Silicon Image, Inc. ●	1,042
14	Spansion, Inc. Class A ●	274
16	Standard Microsystems Corp. ●	429
38	Tessera Technologies, Inc. ●	759
8	Veeco Instruments, Inc. ●	389
12	Volterra Semiconductor Corp. ●	302
		16,038
	Software & Services - 15.3%
26	ACI Worldwide, Inc. ●	873
31	Actuate Corp. ●	181
56	Ancestry.com, Inc. ●	2,541
13	CACI International, Inc. Class A ●	770
78	Commvault Systems, Inc. ●	3,065
53	Constant Contact, Inc. ●	1,458
68	CSG Systems International, Inc. ●	1,439
79	Dice Holdings, Inc. ●	1,447
24	Earthlink, Inc.	198
49	Fortinet, Inc. ●	2,381
63	Informatica Corp. ●	3,512
29	Infospace, Inc. ●	260
4	Interactive Intelligence, Inc. ●	135

 The accompanying notes are an integral part of these financial statements.

7

The Hartford SmallCap Growth Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.4% - (continued)
	Software & Services - 15.3% - (continued)
66	j2 Global Communications, Inc. ●	$1,935
46	JDA Software Group, Inc. ●	1,491
13	Lender Processing Services	393
79	Magma Design Automation, Inc. ●	500
9	Mercadolibre, Inc.	813
1	MicroStrategy, Inc. ●	127
58	ModusLink Global Solutions, Inc.	303
5	Netscout Systems, Inc. ●	118
35	Opnet Technologies, Inc.	1,353
35	Parametric Technology Corp. ●	845
62	Quest Software, Inc. ●	1,584
24	Rackspace Hosting, Inc. ●	1,113
13	Renaissance Learning, Inc.	155
44	RightNow Technologies, Inc. ●	1,585
4	Rosetta Stone, Inc. ●	61
167	Sapient Corp. ●	2,106
108	Solarwinds, Inc. ●	2,610
48	Solera Holdings, Inc.	2,651
34	Sourcefire, Inc. ●	894
2	SRA International, Inc. ●	68
67	SuccessFactors, Inc. ●	2,323
30	Telenav, Inc. ●	410
38	The Knot, Inc. ●	383
116	Tibco Software, Inc. ●	3,491
10	Travelzoo, Inc. ●	786
8	Unisys Corp. ●	237
22	United Online, Inc.	142
24	Valueclick, Inc. ●	400
72	VeriFone Systems, Inc. ●	3,951
52	Wright Express Corp. ●	2,918
10	Zix Corp. ●	34
		54,040
	Technology Hardware & Equipment - 6.1%
7	Acme Packet, Inc. ●	555
20	Anaren Microwave, Inc. ●	335
15	Arris Group, Inc. ●	175
58	Aruba Networks, Inc. ●	2,080
18	Blue Coat Systems, Inc. ●	512
29	Coherent, Inc. ●	1,820
16	Comtech Telecommunications Corp.	449
18	DDI Corp.	174
8	Emulex Corp. ●	77
54	Extreme Networks, Inc. ●	169
52	Interdigital, Inc.	2,403
12	Littelfuse, Inc.	728
38	Multi-Fineline Electronix, Inc. ●	1,015
83	Oplink Communications, Inc. ●	1,635
66	Plantronics, Inc.	2,458
44	Polycom, Inc. ●	2,603
42	QLogic Corp. ●	748
80	Riverbed Technology, Inc. ●	2,794
27	Shoretel, Inc. ●	283
12	Silicon Graphics International ●	221
15	Synaptics, Inc. ●	429
		21,663
	Telecommunication Services - 0.6%
16	AboveNet, Inc.	1,048
23	Cogent Communication Group, Inc. ●	339
28	USA Mobility, Inc.	432
31	Vonage Holdings Corp. ●	159
		1,978
	Transportation - 1.0%
21	Avis Budget Group, Inc. ●	406
32	Hawaiian Holdings, Inc. ●	189
31	Marten Transport Ltd.	700
12	Roadrunner Transportation Systems, Inc. ●	173
77	Werner Enterprises, Inc.	2,023
3	Zipcar, Inc. ●	75
		3,566
	Utilities - 0.4%
38	UniSource Energy Corp.	1,396

	Total common stocks
	(cost $251,535)	$343,072

EXCHANGE TRADED FUNDS - 1.5%
	Other Investment Pools and Funds - 1.5%
52	iShares Russell 2000 Growth Index Fund	$5,156

	Total exchange traded funds
	(cost $4,704)	$5,156
	Total long-term investments
	(cost $256,239)	$348,228

SHORT-TERM INVESTMENTS - 1.1%
	Repurchase Agreements - 1.1%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $685,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024 -
	2041, value of $699)
$685	0.04%, 4/29/2011	$685
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $1,543, collateralized by
	FHLMC 4.00% - 4.50%, 2040 - 2041,
	FNMA 4.00% - 4.50%, 2030 - 2041,
	GNMA 4.00%, 2040, value of $1,574)
1,543	0.05%, 4/29/2011	1,543
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $1,601,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $1,633)
1,601	0.04%, 4/29/2011	1,601

 The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.1% - (continued)
	Repurchase Agreements - 1.1% - (continued)
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $10, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $10)
$10	0.02%, 4/29/2011		$10
			3,839
	Total short-term investments
	(cost $3,839)		$3,839

	Total investments
	(cost $260,078) ▲	100.0%	$352,067
	Other assets and liabilities	–%	68
	Total net assets	100.0%	$352,135

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $261,443 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$94,902
Unrealized Depreciation	(4,278)
Net Unrealized Appreciation	$90,624

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

 The accompanying notes are an integral part of these financial statements.

9

The Hartford SmallCap Growth Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$343,072	$343,072	$–	$–
Exchange Traded Funds	5,156	5,156	–	–
Short-Term Investments	3,839	–	3,839	–
Total	$352,067	$348,228	$3,839	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

 The accompanying notes are an integral part of these financial statements.

10

The Hartford SmallCap Growth Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $260,078)	$352,067
Cash	1
Receivables:
Investment securities sold	8,531
Fund shares sold	410
Dividends and interest	45
Other assets	83
Total assets	361,137
Liabilities:
Payables:
Investment securities purchased	8,506
Fund shares redeemed	372
Investment management fees	38
Administrative fees	—
Distribution fees	9
Accrued expenses	77
Total liabilities	9,002
Net assets	$352,135
Summary of Net Assets:
Capital stock and paid-in-capital	$321,903
Accumulated net investment loss	(794)
Accumulated net realized loss on investments	(60,963)
Unrealized appreciation of investments	91,989
Net assets	$352,135

Shares authorized	27,000,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$35.43/$37.49
Shares outstanding	1,955
Net assets	$69,267
Class B: Net asset value per share	$30.45
Shares outstanding	315
Net assets	$9,577
Class C: Net asset value per share	$30.15
Shares outstanding	482
Net assets	$14,519
Class I: Net asset value per share	$35.65
Shares outstanding	272
Net assets	$9,681
Class L: Net asset value per share/Maximum offering price per share	$35.70/$37.48
Shares outstanding	3,027
Net assets	$108,076
Class R3: Net asset value per share	$35.75
Shares outstanding	18
Net assets	$648
Class R4: Net asset value per share	$36.14
Shares outstanding	103
Net assets	$3,720
Class R5: Net asset value per share	$36.61
Shares outstanding	5
Net assets	$171
Class Y: Net asset value per share	$36.74
Shares outstanding	3,715
Net assets	$136,476

The accompanying notes are an integral part of these financial statements.

11

The Hartford SmallCap Growth Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,087
Interest	3
Total investment income	1,090

Expenses:
Investment management fees	1,248
Administrative services fees	3
Transfer agent fees	328
Distribution fees
Class A	77
Class B	45
Class C	64
Class L	123
Class R3	1
Class R4	4
Custodian fees	15
Accounting services fees	25
Registration and filing fees	55
Board of Directors' fees	2
Audit fees	4
Other expenses	26
Total expenses (before waivers and fees paid indirectly)	2,020
Expense waivers	(85)
Transfer agent fee waivers	(51)
Commission recapture	—
Total waivers and fees paid indirectly	(136)
Total expenses, net	1,884
Net Investment Loss	(794)
Net Realized Gain on Investments:
Net realized gain on investments in securities	19,580
Net Realized Gain on Investments	19,580
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	58,335
Net Changes in Unrealized Appreciation of Investments	58,335
Net Gain on Investments	77,915
Net Increase in Net Assets Resulting from Operations	$77,121

The accompanying notes are an integral part of these financial statements.

12

The Hartford SmallCap Growth Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment loss	$(794)	$(1,035)
Net realized gain on investments	19,580	27,377
Net unrealized appreciation of investments	58,335	32,836
Payment from affiliate	—	242
Net Increase In Net Assets Resulting From Operations	77,121	59,420
Capital Share Transactions:
Class A	370	(6,093)
Class B	(1,034)	(2,062)
Class C	283	(1,709)
Class I	2,538	(579)
Class L	(6,074)	(9,989)
Class R3	160	93
Class R4	63	280
Class R5	2	(1,348)
Class Y	13,627	73,578
Net increase from capital share transactions	9,935	52,171
Net Increase In Net Assets	87,056	111,591
Net Assets:
Beginning of period	265,079	153,488
End of period	$352,135	$265,079
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(794)	$—

The accompanying notes are an integral part of these financial statements.

13

The Hartford SmallCap Growth Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford SmallCap Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.75%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported,

14

market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

15

The Hartford SmallCap Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal

16

income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

4.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

17

The Hartford SmallCap Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2010, were as follows:

Amount
Accumulated Capital Losses *	$(79,178)
Unrealized Appreciation †	32,289
Total Accumulated Deficit	$(46,889)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sale losses and the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,035
Accumulated Net Realized Gain (Loss) on Investments	(129)
Capital Stock and Paid-In-Capital	(906)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$20,125
2017	59,053
Total	$79,178

As of October 31, 2010, the Fund utilized $26,864 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

6.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.90%
On next $150 million	0.80%
On next $250 million	0.70%
On next $4.5 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.40%	1.60%	1.30%	1.00%	0.95%

From November 1, 2010 through February 28, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.25%	1.60%	1.30%	1.00%	0.95%

19

The Hartford SmallCap Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.40%
Class B Shares	2.15
Class C Shares	2.15
Class I Shares	1.10
Class L Shares	1.30
Class R3 Shares	1.60
Class R4 Shares	1.30
Class R5 Shares	1.00
Class Y Shares	0.90

e)
Distribution and Service Plan for Class A, B, C, L, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $139 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. The entire fee will be used for distribution-related expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $22. These commissions are in turn paid to sales representatives of the broker/dealers.

20

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payments from Affiliates – On July 28, 2010, the Fund was reimbursed by HASCO $242 relating to a trading error.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of  The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from		Impact from
	Payment from	Total Return	Payment from	Total Return
	Affiliate for trading	Excluding Payment	Affiliate for SEC	Excluding Payment
	error for the	from Affiliate for the	Settlement for the	from Affiliate for the
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2010	October 31, 2010	October 31, 2007	October 31, 2007
Class A	0.14%	34.77%	0.01%	7.17%
Class B	0.16	33.70	0.01	6.43
Class C	0.16	33.76	0.01	6.33
Class I	0.14	35.13	0.01	7.36
Class L	0.14	35.07	0.01	7.40
Class Y	0.14	35.38	0.01	7.60
Class R3	0.14	34.43	NA	NA
Class R4	0.14	34.84	NA	NA
Class R5	0.14	35.25	NA	NA

7.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	4

21

The Hartford SmallCap Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

8.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$109,178
Sales Proceeds Excluding U.S. Government Obligations	102,878

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
					Net					Net
		Shares		Shares	Increase		Shares		Shares	Increase
		Issued for		Issued	(Decrease)		Issued for		Issued	(Decrease)
	Shares	Reinvested	Shares	from	of	Shares	Reinvested	Shares	from	of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	337	—	(323)	—	14	373	—	(634)	—	(261)
Amount	$10,578	$—	$(10,208)	$—	$370	$9,046	$—	$(15,139)	$—	$(6,093)
Class B
Shares	17	—	(55)	—	(38)	8	—	(107)	—	(99)
Amount	$462	$—	$(1,496)	$—	$(1,034)	$163	$—	$(2,225)	$—	$(2,062)
Class C
Shares	62	—	(50)	—	12	77	—	(164)	—	(87)
Amount	$1,639	$—	$(1,356)	$—	$283	$1,602	$—	$(3,311)	$—	$(1,709)
Class I
Shares	113	—	(35)	—	78	36	—	(59)	—	(23)
Amount	$3,667	$—	$(1,129)	$—	$2,538	$861	$—	$(1,440)	$—	$(579)
Class L
Shares	47	—	(237)	—	(190)	87	—	(504)	—	(417)
Amount	$1,507	$—	$(7,581)	$—	$(6,074)	$2,102	$—	$(12,091)	$—	$(9,989)
Class R3
Shares	6	—	(1)	—	5	6	—	(2)	—	4
Amount	$193	$—	$(33)	$—	$160	$138	$—	$(45)	$—	$93
Class R4
Shares	15	—	(13)	—	2	25	—	(14)	—	11
Amount	$495	$—	$(432)	$—	$63	$623	$—	$(343)	$—	$280
Class R5
Shares	—	—	—	—	—	14	—	(72)	—	(58)
Amount	$2	$—	$—	$—	$2	$345	$—	$(1,693)	$—	$(1,348)
Class Y
Shares	715	—	(290)	—	425	3,327	—	(419)	—	2,908
Amount	$23,147	$—	$(9,520)	$—	$13,627	$84,288	$—	$(10,710)	$—	$73,578
Total
Shares	1,312	—	(1,004)	—	308	3,953	—	(1,975)	—	1,978
Amount	$41,690	$—	$(31,755)	$—	$9,935	$99,168	$—	$(46,997)	$—	$52,171
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	12	$367
For the Year Ended October 31, 2010	28	$689

22

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford SmallCap Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

14.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

At a meeting of the Board of Directors of The Hartford Mutual Funds II, Inc. (the “Board”) on May 3, 2011, the Board unanimously approved a plan to reclassify Class L shares. Effective as of the close of business on the reclassification date, each shareholder of Class L shares will own Class A shares equal to the aggregate value of Class L shares held by that shareholder (each a “Reclassification”). With respect to each Fund, shareholders of Class L shares are expected to incur the same or lower net operating expenses after the Reclassification to Class A shares.

Each Reclassification is expected to occur on or about August 5, 2011 or as soon as practicable thereafter. Accordingly, effective as of the close of the Reclassification, all references to Class L will be deleted.

24

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25

The Hartford SmallCap Growth Fund
Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$27.59	$(0.11)	$–	$7.95	$7.84	$–	$–	$–	$–	$7.84	$35.43
B	23.80	(0.20)	–	6.85	6.65	–	–	–	–	6.65	30.45
C	23.57	(0.19)	–	6.77	6.58	–	–	–	–	6.58	30.15
I	27.73	(0.05)	–	7.97	7.92	–	–	–	–	7.92	35.65
L	27.80	(0.10)	–	8.00	7.90	–	–	–	–	7.90	35.70
R3	27.87	(0.12)	–	8.00	7.88	–	–	–	–	7.88	35.75
R4	28.13	(0.09)	–	8.10	8.01	–	–	–	–	8.01	36.14
R5	28.46	(0.05)	–	8.20	8.15	–	–	–	–	8.15	36.61
Y	28.54	(0.03)	–	8.23	8.20	–	–	–	–	8.20	36.74

For the Year Ended October 31, 2010 (G)
A	20.45	(0.15)	0.02	7.27	7.14	–	–	–	–	7.14	27.59
B	17.78	(0.29)	0.02	6.29	6.02	–	–	–	–	6.02	23.80
C	17.60	(0.29)	0.02	6.24	5.97	–	–	–	–	5.97	23.57
I	20.50	(0.09)	0.02	7.30	7.23	–	–	–	–	7.23	27.73
L	20.56	(0.11)	0.02	7.33	7.24	–	–	–	–	7.24	27.80
R3	20.71	(0.22)	0.03	7.35	7.16	–	–	–	–	7.16	27.87
R4	20.84	(0.14)	0.03	7.40	7.29	–	–	–	–	7.29	28.13
R5	21.02	(0.06)	0.03	7.47	7.44	–	–	–	–	7.44	28.46
Y	21.06	(0.04)	0.03	7.49	7.48	–	–	–	–	7.48	28.54

For the Year Ended October 31, 2009
A	18.47	(0.05)	–	2.03	1.98	–	–	–	–	1.98	20.45
B	16.13	(0.11)	–	1.76	1.65	–	–	–	–	1.65	17.78
C	16.03	(0.17)	–	1.74	1.57	–	–	–	–	1.57	17.60
I	18.53	(0.05)	–	2.02	1.97	–	–	–	–	1.97	20.50
L	18.62	(0.08)	–	2.02	1.94	–	–	–	–	1.94	20.56
R3	18.79	(0.11)	–	2.03	1.92	–	–	–	–	1.92	20.71
R4	18.88	(0.09)	–	2.05	1.96	–	–	–	–	1.96	20.84
R5	18.99	(0.05)	–	2.08	2.03	–	–	–	–	2.03	21.02
Y	19.03	0.01	–	2.02	2.03	–	–	–	–	2.03	21.06

For the Year Ended October 31, 2008
A	33.57	(0.07)	–	(11.68)	(11.75)	–	(3.35)	–	(3.35)	(15.10)	18.47
B	29.93	(0.21)	–	(10.24)	(10.45)	–	(3.35)	–	(3.35)	(13.80)	16.13
C	29.85	(0.29)	–	(10.18)	(10.47)	–	(3.35)	–	(3.35)	(13.82)	16.03
I	33.64	(0.04)	–	(11.72)	(11.76)	–	(3.35)	–	(3.35)	(15.11)	18.53
L	33.78	(0.05)	–	(11.76)	(11.81)	–	(3.35)	–	(3.35)	(15.16)	18.62
R3	34.16	(0.12)	–	(11.90)	(12.02)	–	(3.35)	–	(3.35)	(15.37)	18.79
R4	34.26	(0.06)	–	(11.97)	(12.03)	–	(3.35)	–	(3.35)	(15.38)	18.88
R5	34.34	(0.02)	–	(11.98)	(12.00)	–	(3.35)	–	(3.35)	(15.35)	18.99
Y	34.38	0.02	–	(12.02)	(12.00)	–	(3.35)	–	(3.35)	(15.35)	19.03

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap (C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap (C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap (C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate (D)

28.42	%(E)	$69,267	1.46	%(F)	1.40	%(F)	1.40	%(F)	(0.69	)%(F)	34%
27.94	(E)	9,577	2.39	(F)	2.15	(F)	2.15	(F)	(1.43	) (F)	–
27.92	(E)	14,519	2.18	(F)	2.15	(F)	2.15	(F)	(1.44	) (F)	–
28.56	(E)	9,681	1.11	(F)	1.11	(F)	1.11	(F)	(0.41	) (F)	–
28.42	(E)	108,076	1.51	(F)	1.30	(F)	1.30	(F)	(0.59	) (F)	–
28.27	(E)	648	1.69	(F)	1.60	(F)	1.60	(F)	(0.91	) (F)	–
28.47	(E)	3,720	1.30	(F)	1.30	(F)	1.30	(F)	(0.59	) (F)	–
28.64	(E)	171	1.02	(F)	1.00	(F)	1.00	(F)	(0.29	) (F)	–
28.73	(E)	136,476	0.90	(F)	0.90	(F)	0.90	(F)	(0.19	) (F)	–

34.91	(H)	53,548	1.62		1.40		1.40		(0.64)		137
33.86	(H)	8,398	2.59		2.15		2.15		(1.39)		–
33.92	(H)	11,084	2.34		2.15		2.15		(1.39)		–
35.27	(H)	5,384	1.23		1.15		1.15		(0.39)		–
35.21	(H)	89,427	1.22		1.21		1.21		(0.45)		–
34.57	(H)	367	1.77		1.63		1.63		(0.90)		–
34.98	(H)	2,831	1.38		1.33		1.33		(0.58)		–
35.39	(H)	132	1.09		1.05		1.05		(0.26)		–
35.52	(H)	93,908	0.95		0.95		0.95		(0.18)		–

10.72		45,036	1.89		1.07		1.07		(0.26)		84
10.23		8,042	2.97		1.50		1.50		(0.68)		–
9.79		9,800	2.60		1.87		1.87		(1.05)		–
10.63		4,456	1.37		1.08		1.08		(0.28)		–
10.42		74,731	1.27		1.25		1.25		(0.44)		–
10.22		192	1.85		1.65		1.65		(0.91)		–
10.38		1,868	1.42		1.35		1.35		(0.54)		–
10.69		1,321	1.12		1.05		1.05		(0.34)		–
10.67		8,042	1.02		1.02		1.02		0.04		–

(38.35)		78,279	1.64		1.20		1.20		(0.25)		103
(38.71)		8,645	2.51		1.83		1.83		(0.88)		–
(38.90)		10,472	2.25		2.10		2.10		(1.14)		–
(38.29)		3,159	1.17		1.15		1.15		(0.21)		–
(38.28)		74,539	1.14		1.12		1.12		(0.17)		–
(38.49)		9	2.08		1.46		1.46		(0.52)		–
(38.40)		1,298	1.28		1.28		1.28		(0.39)		–
(38.20)		44	1.03		1.03		1.03		(0.14)		–
(38.15)		30,361	0.89		0.89		0.89		0.06		–

27

The Hartford SmallCap Growth Fund
Financial Highlights – (continued)

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended October 31, 2007
A	$31.32	$(0.13)	$–	$2.38	$2.25	$–	$–	$–	$–	$2.25	$33.57
B	28.12	(0.31)	–	2.12	1.81	–	–	–	–	1.81	29.93
C	28.07	(0.35)	–	2.13	1.78	–	–	–	–	1.78	29.85
I	31.33	(0.03)	–	2.34	2.31	–	–	–	–	2.31	33.64
L(F)	31.45	(0.13)	–	2.46	2.33	–	–	–	–	2.33	33.78
R3(G)	32.34	(0.19)	–	2.01	1.82	–	–	–	–	1.82	34.16
R4(G)	32.34	(0.02)	–	1.94	1.92	–	–	–	–	1.92	34.26
R5(G)	32.34	(0.01)	–	2.01	2.00	–	–	–	–	2.00	34.34
Y	31.95	0.02	–	2.41	2.43	–	–	–	–	2.43	34.38

For the Year Ended October 31, 2006
A	28.30	(0.06)	–	3.08	3.02	–	–	–	–	3.02	31.32
B	25.57	(0.26)	–	2.81	2.55	–	–	–	–	2.55	28.12
C	25.56	(0.27)	–	2.78	2.51	–	–	–	–	2.51	28.07
I(J)	28.90	(0.01)	–	2.44	2.43	–	–	–	–	2.43	31.33
L	28.36	(0.02)	–	3.11	3.09	–	–	–	–	3.09	31.45
Y	28.74	0.04	–	3.17	3.21	–	–	–	–	3.21	31.95

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(F)	Classes H, M and N were merged into Class L on February 9, 2007.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.
(J)	Commenced operations on August 31, 2006.

28

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap (C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap (C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap (C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

7.18	%(E)	$162,102	1.62%		1.31%		1.31%		(0.26)%		105%
6.44	(E)	17,352	2.42		2.00		2.00		(0.95)		–
6.34	(E)	23,778	2.21		2.15		2.15		(1.10)		–
7.37	(E)	4,614	1.21		1.15		1.15		(0.17)		–
7.41	(E)	137,702	1.17		1.15		1.15		(0.37)		–
5.63	(H)	11	1.69	(I)	1.65	(I)	1.65	(I)	(0.65	) (I)	–
5.94	(H)	309	1.40	(I)	1.35	(I)	1.35	(I)	(0.43	) (I)	–
6.18	(H)	11	1.09	(I)	1.05	(I)	1.05	(I)	(0.05	) (I)	–
7.61	(E)	46,466	0.93		0.93		0.93		0.12		–

10.67		228,776	1.56		1.36		1.36		(0.30)		86
9.97		19,078	2.39		2.02		2.02		(0.95)		–
9.82		24,070	2.25		2.15		2.15		(1.08)		–
8.41	(H)	239	1.28	(I)	1.15	(I)	1.15	(I)	(0.43	) (I)	–
10.90		118,452	1.15		1.15		1.15		(0.08)		–
11.17		107,906	0.92		0.92		0.92		0.15		–

29

The Hartford SmallCap Growth Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

30

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

31

The Hartford SmallCap Growth Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32

The Hartford SmallCap Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2010	Ending Account Value April 30, 2011	Expenses paid during the period October 31, 2010 through April 30, 2011	Beginning Account Value October 31, 2010	Ending Account Value April 30, 2011	Expenses paid during the period October 31, 2010 through April 30, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,284.16	$7.93	$1,000.00	$1,017.85	$7.01	1.40%	181	365
Class B	$1,000.00	$1,279.41	$12.15	$1,000.00	$1,014.13	$10.74	2.15	181	365
Class C	$1,000.00	$1,279.17	$12.15	$1,000.00	$1,014.13	$10.74	2.15	181	365
Class I	$1,000.00	$1,285.61	$6.26	$1,000.00	$1,019.31	$5.53	1.11	181	365
Class L	$1,000.00	$1,284.17	$7.38	$1,000.00	$1,018.33	$6.52	1.30	181	365
Class R3	$1,000.00	$1,282.74	$9.06	$1,000.00	$1,016.86	$8.01	1.60	181	365
Class R4	$1,000.00	$1,284.75	$7.37	$1,000.00	$1,018.35	$6.51	1.30	181	365
Class R5	$1,000.00	$1,286.37	$5.67	$1,000.00	$1,019.83	$5.01	1.00	181	365
Class Y	$1,000.00	$1,287.32	$5.09	$1,000.00	$1,020.35	$4.49	0.90	181	365

33

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal’s Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-SCG11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Value Opportunities Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

• Are you concerned about inflation and its effects on your portfolio?

• Is your portfolio prepared for rising interest rates?

• Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Value Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Value Opportunities Fund inception 01/02/1996
(subadvised by Wellington Management Company, LLP)	Investment objective – Seeks capital appreciation.

Performance Overview 4/30/01-4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
Value Opportunities A#	19.07%	17.46%	1.79%	3.83%
Value Opportunities A##		11.00%	0.65%	3.24%
Value Opportunities B#	18.65%	16.66%	1.16%	NA*
Value Opportunities B##		11.66%	0.86%	NA*
Value Opportunities C#	18.70%	16.67%	1.02%	3.06%
Value Opportunities C##		15.67%	1.02%	3.06%
Value Opportunities I#	19.30%	17.87%	2.04%	4.14%
Value Opportunities L#	19.08%	17.57%	1.92%	3.92%
Value Opportunities L##		11.98%	0.93%	3.41%
Value Opportunities R3#	18.94%	17.26%	1.55%	3.84%
Value Opportunities R4#	19.13%	17.55%	1.82%	3.98%
Value Opportunities R5#	19.33%	18.04%	2.09%	4.12%
Value Opportunities Y#	19.36%	18.07%	2.21%	4.18%
Russell 1000 Value Index	17.29%	15.24%	1.40%	4.31%
Russell 3000 Value Index	17.53%	15.17%	1.47%	4.63%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class A, B, C and Y shares commenced operations on 2/19/02. Class A and C share performance prior to that date reflects Class L and N share performance and operating expenses less Class A or C share sales charges, respectively. (Class N shares are no longer offered.) Class Y share performance prior to 2/19/02 reflects Class L share performance and operating expenses, adjusted to reflect that Class Y has no sales charges. Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.Class R3, R4 and R5 shares commenced operations on 12/22/06. Class R3, R4 and R5 share performance between 2/19/02 and 12/22/06 reflects Class Y share performance and operating expenses. Class R3, R4 and R5 share performance prior to 2/19/02 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class R3, R4 and R5 have no sales charges.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
David R. Fassnacht, CFA	James N. Mordy	David W. Palmer, CFA
Senior Vice President	Senior Vice President	Senior Vice President

How did the Fund perform?
The Class A shares of The Hartford Value Opportunities Fund returned 19.07%, before sales charge, for the six-month period ended April 30, 2011, outperforming the Fund’s benchmarks, the Russell 3000 Value Index, and the Russell 1000 Value Index, which returned 17.53% and 17.29%, respectively, for the same period. The Fund modestly outperformed the 18.34% return of the average fund in the Lipper Multi-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
Equity markets ended the period higher as generally strong economic data and robust earnings reports were enough to offset concerns over the aftermath of the Japanese earthquake and tsunami and turmoil in North Africa and the Middle East. Economic releases indicated continued momentum in the U.S. recovery: the labor market exhibited modest improvement while manufacturing and services also gained strength. However, the housing market continued to struggle.

All ten sectors within the Russell 3000 Value Index posted positive returns during the period. Energy (+38%), Materials (+26%), and Industrials (+22%) were the top performers while Utilities (+9%) and Consumer Staples (+10%) lagged on a relative basis.

Consistent with our bottom-up (i.e. stock by stock fundamental research) stock selection investment process, positive stock selection was the primary driver of the Fund’s outperformance versus the benchmark. Security selection was strongest in Financials, Industrials, and Health Care and weakest within Consumer Discretionary, Information Technology, and Utilities. Sector allocation, a fall-out of the bottom-up process, also contributed positively to relative returns.

The largest contributors to relative performance were Cabot Oil & Gas (Energy), Weatherford International (Energy), and Merck (Health Care). Natural gas-focused energy producer Cabot Oil & Gas guided to over 30% production growth in 2011, driven by its Marcellus Shale play in Pennsylvania, driving its share price higher. Shares of oilfield services and tools provider Weatherford International rose as the company guided to above-consensus earnings for 2011, based upon strong demand in North America and improving international activity. Merck struggled in the period due to disappointing results from clinical studies of a new drug. Management also withdrew earnings guidance for the year, creating volatility in the stock. The portfolio did not own Merck for the early part of the period, which contributed positively to relative performance; we established a position later in the period on weakness. Other notable contributors to absolute returns (i.e. total return) included CONSOL Energy (Energy), Wells Fargo (Financials), and Reinsurance Group of America (Financials).

The largest detractors from relative performance included Cisco Systems (Information Technology), Entergy (Utilities), and Gilead Sciences (Health Care). Cisco Systems, a leading networking equipment company, reported another disappointing quarter characterized by a sharp decline in gross margins, driving the company’s share price lower. Entergy is an electric utility company with both regulated and deregulated businesses. Earthquake damage and radiation leaks in Japan increased obstacles for relicensing the company's important Indian Point nuclear plant serving New York City. Shares of biotechnology company Gilead declined early in the period amid a patent challenge of its drug Ranexa by Lupin. Top detractors from absolute returns also included China Agri-Industries (Consumer Staples).

What is the outlook?
Estimates for economic growth and corporate earnings moved higher during the period, carrying equity markets with them. For the second quarter in a row, economically sensitive sectors led the way, powered by Energy, Materials, Industrials, and Consumer Discretionary stocks. While alternative indicators such as tax collections and payroll processing data have pointed to signs of improving employment, the government jobs data to date have been anemic. Given the recent disruptions to global supply chains in the aftermath of the Japan earthquake, notably in the auto sector, we have been careful to temper our optimism for earnings in particularly pro-cyclical industries.

At the end of the period, the Fund was most overweight (i.e. the Fund’s sector position was more than the benchmark position) Information Technology and Health Care and most underweight Industrials, Telecommunication Services, and Utilities relative to the benchmark.

3

Diversification by Industry
as of April 30, 2011

Percentage of
Industry (Sector)	Net Assets
Banks (Financials)	6.5%
Capital Goods (Industrials)	3.9
Consumer Services (Consumer Discretionary)	2.3
Diversified Financials (Financials)	9.6
Energy (Energy)	12.7
Food, Beverage & Tobacco (Consumer Staples)	8.4
Health Care Equipment & Services (Health Care)	4.3
Insurance (Financials)	12.4
Materials (Materials)	5.2
Media (Consumer Discretionary)	1.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	10.2
Real Estate (Financials)	1.3
Retailing (Consumer Discretionary)	3.6
Software & Services (Information Technology)	5.3
Technology Hardware & Equipment (Information Technology)	4.6
Telecommunication Services (Services)	0.8
Transportation (Industrials)	1.8
Utilities (Utilities)	3.6
Short-Term Investments	2.1
Other Assets and Liabilities	(0.3)
Total	100.0%

4

The Hartford Value Opportunities Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.2%
	Banks - 6.5%
77	Banco Santander Brasil S.A.	$896
129	BB&T Corp.	3,476
223	Wells Fargo & Co.	6,503
		10,875
	Capital Goods - 3.9%
15	General Dynamics Corp.	1,107
17	L-3 Communications Holdings, Inc.	1,331
16	Lockheed Martin Corp.	1,236
18	Moog, Inc. Class A ●	773
53	Pentair, Inc.	2,118
		6,565
	Consumer Services - 2.3%
31	Apollo Group, Inc. Class A ●	1,253
34	DeVry, Inc.	1,799
301	Thomas Cook Group plc	863
		3,915
	Diversified Financials - 9.6%
15	Ameriprise Financial, Inc.	900
369	Bank of America Corp.	4,537
35	Bank of New York Mellon Corp.	1,014
11	BlackRock, Inc.	2,057
44	JP Morgan Chase & Co.	1,998
6	LPL Investment Holdings, Inc. ●	202
60	Oaktree Capital ■●	2,655
74	Solar Cayman Ltd. ⌂●†	7
85	UBS AG	1,697
55	UBS AG ADR ●	1,100
		16,167
	Energy - 12.7%
7	Apache Corp.	987
29	Bourbon S.A.	1,366
21	Cabot Oil & Gas Corp.	1,204
26	Canadian Natural Resources Ltd. ADR	1,226
30	Chevron Corp.	3,316
66	Cobalt International Energy ●	925
31	Consol Energy, Inc.	1,693
32	Frontline Ltd.	701
–	Inpex Corp.	1,845
37	Noble Corp.	1,596
21	Overseas Shipholding Group, Inc.	594
71	Southwestern Energy Co. ●	3,123
56	Statoilhydro ASA ADR	1,653
99	Tsakos Energy Navigation Ltd.	1,033
		21,262
	Food, Beverage & Tobacco - 8.4%
66	Archer Daniels Midland Co.	2,451
1,217	China Agri-Industries Holdings	1,393
–	Japan Tobacco, Inc.	1,088
68	Kraft Foods, Inc.	2,273
121	Maple Leaf Foods, Inc.	1,507
77	Molson Coors Brewing Co.	3,768
33	Sanderson Farms, Inc.	1,580
		14,060
	Health Care Equipment & Services - 4.3%
43	CIGNA Corp.	2,004
43	Covidien plc	2,395
66	Medtronic, Inc.	2,751
		7,150
	Insurance - 12.4%
43	ACE Ltd.	2,867
37	Everest Re Group Ltd.	3,390
140	Fidelity National Financial, Inc.	2,166
34	Platinum Underwriters Holdings Ltd.	1,286
46	Principal Financial Group, Inc.	1,546
52	Reinsurance Group of America, Inc.	3,304
20	StanCorp Financial Group, Inc.	862
20	Swiss Re	1,182
157	Unum Group	4,165
		20,768
	Materials - 5.2%
83	CRH plc	2,037
20	HeidelbergCement AG	1,547
52	Methanex Corp. ADR	1,665
19	Monsanto Co.	1,320
39	Owens-Illinois, Inc. ●	1,160
23	Vulcan Materials Co.	1,053
		8,782
	Media - 1.7%
71	Comcast Corp. Class A	1,850
44	Comcast Corp. Special Class A	1,088
		2,938
	Pharmaceuticals, Biotechnology & Life Sciences - 10.2%
104	Almirall S.A.	1,179
60	Amgen, Inc. ●	3,394
273	Avanir Pharmaceuticals ●	1,193
63	Gilead Sciences, Inc. ●	2,462
147	Merck & Co., Inc.	5,267
49	Pfizer, Inc.	1,025
17	Roche Holding AG	2,680
		17,200
	Real Estate - 1.3%
30	HCP, Inc.	1,200
22	Plum Creek Timber Co., Inc.	948
		2,148
	Retailing - 3.6%
51	Kohl's Corp.	2,699
82	Lowe's Co., Inc.	2,144
26	Target Corp.	1,257
		6,100
	Software & Services - 5.3%
51	Booz Allen Hamilton Holding Corp. ●	986
18	CACI International, Inc. Class A ●	1,124
82	Microsoft Corp.	2,134
39	Paychex, Inc.	1,263
162	Western Union Co.	3,434
		8,941
	Technology Hardware & Equipment - 4.6%
23	Avnet, Inc. ●	835
128	Cisco Systems, Inc.	2,253
62	Corning, Inc.	1,288
318	Flextronics International Ltd. ●	2,214
125	Nokia Corp. ADR	1,155
		7,745
	Telecommunication Services - 0.8%
251	Sprint Nextel Corp. ●	1,299

	Transportation - 1.8%
211	Toll Holdings Ltd.	1,309

 The accompanying notes are an integral part of these financial statements.

5

The Hartford Value Opportunities Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.2% - (continued)
	Transportation - 1.8% - (continued)
22	United Parcel Service, Inc. Class B		$1,642
			2,951
	Utilities - 3.6%
54	Entergy Corp.		3,730
91	N.V. Energy, Inc.		1,382
32	PPL Corp.		875
			5,987
	Total common stocks
	(cost $146,420)		$164,853

	Total long-term investments
	(cost $146,420)		$164,853

SHORT-TERM INVESTMENTS - 2.1%
	Repurchase Agreements - 2.1%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $630,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024 -
	2041, value of $643)
$630	0.04%, 4/29/2011		$630
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $1,419, collateralized by
	FHLMC 4.00% - 4.50%, 2040 - 2041,
	FNMA 4.00% - 4.50%, 2030 - 2041,
	GNMA 4.00%, 2040, value of $1,447)
1,419	0.05%, 4/29/2011		1,419
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $1,472,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $1,502)
1,472	0.04%, 4/29/2011		1,472
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $9, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $9)
9	0.02%, 4/29/2011		9
			3,530
	Total short-term investments
	(cost $3,530)		$3,530

	Total investments
	(cost $149,950) ▲	100.3%	$168,383
	Other assets and liabilities	(0.3)%	(440)
	Total net assets	100.0%	$167,943

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.0% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

 The accompanying notes are an integral part of these financial statements.

6

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $151,429 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$23,061
Unrealized Depreciation	(6,107)
Net Unrealized Appreciation	$16,954

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2011, was $7, which rounds to zero percent of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $2,655, which represents 1.58% of total net assets.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2007	74	Solar Cayman Ltd. - 144A	$55

The aggregate value of these securities at April 30, 2011, was $7, which rounds to zero percent of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	JP Morgan Securities	Buy	$26	$25	05/02/2011	$1
British Pound	JP Morgan Securities	Buy	16	16	05/04/2011	–
Euro	State Street Global Markets LLC	Buy	26	26	05/02/2011	–
Euro	State Street Global Markets LLC	Buy	40	40	05/04/2011	–
Japanese Yen	Banc of America Securities	Sell	1,649	1,630	06/15/2011	(19)
Swiss Franc	JP Morgan Securities	Buy	50	49	05/02/2011	1
						$(17)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

 The accompanying notes are an integral part of these financial statements.

7

The Hartford Value Opportunities Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Banks	$10,875	$10,875	$–	$–
Capital Goods	6,565	6,565	–	–
Consumer Services	3,915	3,052	863	–
Diversified Financials	16,167	11,808	1,697	2,662
Energy	21,262	18,051	3,211	–
Food, Beverage & Tobacco	14,060	11,579	2,481	–
Health Care Equipment & Services	7,150	7,150	–	–
Insurance	20,768	19,586	1,182	–
Materials	8,782	5,198	3,584	–
Media	2,938	2,938	–	–
Pharmaceuticals, Biotechnology & Life Sciences	17,200	13,341	3,859	–
Real Estate	2,148	2,148	–	–
Retailing	6,100	6,100	–	–
Software & Services	8,941	8,941	–	–
Technology Hardware & Equipment	7,745	7,745	–	–
Telecommunication Services	1,299	1,299	–	–
Transportation	2,951	1,642	1,309	–
Utilities	5,987	5,987	–	–
Total	164,853	144,005	18,186	2,662
Short-Term Investments	3,530	–	3,530	–
Total	$168,383	$144,005	$21,716	$2,662
Foreign Currency Contracts*	2	–	2	–
Total	$2	$–	$2	$–
Liabilities:
Foreign Currency Contracts*	19	–	19	–
Total	$19	$–	$19	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
*
Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	April 30,
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	2011
Assets:
Common Stocks	$2,409	$(23)	$605	*	$—	$—	$(329)	$—	$—	$2,662
Total	$2,409	$(23)	$605		$—	$—	$(329)	$—	$—	$2,662

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $605.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Value Opportunities Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $149,950)	$168,383
Cash	11
Foreign currency on deposit with custodian (cost $62)	63
Unrealized appreciation on foreign currency contracts	2
Receivables:
Investment securities sold	1,020
Fund shares sold	368
Dividends and interest	182
Other assets	77
Total assets	170,106
Liabilities:
Unrealized depreciation on foreign currency contracts	19
Payables:
Investment securities purchased	791
Fund shares redeemed	1,278
Investment management fees	18
Administrative fees	—
Distribution fees	7
Accrued expenses	50
Total liabilities	2,163
Net assets	$167,943
Summary of Net Assets:
Capital stock and paid-in-capital	$207,642
Accumulated undistributed net investment income	538
Accumulated net realized loss on investments and foreign currency transactions	(58,658)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	18,421
Net assets	$167,943

Shares authorized	27,000,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$14.46/$15.30
Shares outstanding	5,450
Net assets	$78,803
Class B: Net asset value per share	$12.98
Shares outstanding	579
Net assets	$7,508
Class C: Net asset value per share	$12.95
Shares outstanding	967
Net assets	$12,518
Class I: Net asset value per share	$14.31
Shares outstanding	304
Net assets	$4,352
Class L: Net asset value per share/Maximum offering price per share	$14.47/$15.19
Shares outstanding	1,739
Net assets	$25,160
Class R3: Net asset value per share	$14.63
Shares outstanding	87
Net assets	$1,280
Class R4: Net asset value per share	$14.71
Shares outstanding	435
Net assets	$6,405
Class R5: Net asset value per share	$14.79
Shares outstanding	15
Net assets	$217
Class Y: Net asset value per share	$14.86
Shares outstanding	2,134
Net assets	$31,700

 The accompanying notes are an integral part of these financial statements.

9

The Hartford Value Opportunities Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,558
Interest	2
Less: Foreign tax withheld	(35)
Total investment income	1,525
Expenses:
Investment management fees	608
Administrative services fees	6
Transfer agent fees	187
Distribution fees
Class A	92
Class B	37
Class C	58
Class L	30
Class R3	3
Class R4	7
Custodian fees	6
Accounting services fees	11
Registration and filing fees	53
Board of Directors' fees	2
Audit fees	4
Other expenses	19
Total expenses (before waivers and fees paid indirectly)	1,123
Expense waivers	(48)
Transfer agent fee waivers	(23)
Commission recapture	(2)
Total waivers and fees paid indirectly	(73)
Total expenses, net	1,050
Net Investment Income	475
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	13,797
Net realized loss on foreign currency contracts	(23)
Net realized loss on other foreign currency transactions	(3)
Net Realized Gain on Investments and Foreign Currency Transactions	13,771
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	12,776
Net unrealized appreciation of foreign currency contracts	45
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	6
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	12,827
Net Gain on Investments and Foreign Currency Transactions	26,598
Net Increase in Net Assets Resulting from Operations	$27,073

 The accompanying notes are an integral part of these financial statements.

10

The Hartford Value Opportunities Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$475	$463
Net realized gain on investments and foreign currency transactions	13,771	13,874
Net unrealized appreciation of investments and foreign currency transactions	12,827	8,611
Net Increase In Net Assets Resulting From Operations	27,073	22,948
Distributions to Shareholders:
From net investment income
Class A	(32)	(336)
Class B	—	(7)
Class C	—	—
Class I	(6)	(8)
Class L	(56)	(107)
Class R3	—	(1)
Class R4	(10)	(17)
Class R5	(1)	—
Class Y	(137)	(62)
Total distributions	(242)	(538)
Capital Share Transactions:
Class A	(3,356)	(10,213)
Class B	(814)	(2,197)
Class C	(413)	(1,046)
Class I	2,484	(156)
Class L	(1,332)	(2,677)
Class R3	63	89
Class R4	256	897
Class R5	33	131
Class Y	(2,516)	19,751
Net increase (decrease) from capital share transactions	(5,595)	4,579
Net Increase In Net Assets	21,236	26,989
Net Assets:
Beginning of period	146,707	119,718
End of period	$167,943	$146,707
Accumulated undistributed (distribution in excess of) net investment income (loss)	$538	$305

 The accompanying notes are an integral part of these financial statements.

11

The Hartford Value Opportunities Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Value Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.75%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

12

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

●
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

●
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

●
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant

13

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

14

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of April 30, 2011.

15

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$2	$—	$—	$—	$—	$2
Total	$—	$2	$—	$—	$—	$—	$2

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$19	$—	$—	$—	$—	$19
Total	$—	$19	$—	$—	$—	$—	$19

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

16

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on foreign currency contracts	$—	$(23)	$—	$—	$—	$—	$(23)
Total	$—	$(23)	$—	$—	$—	$—	$(23)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$45	$—	$—	$—	$—	$45
Total	$—	$45	$—	$—	$—	$—	$45

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6. Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale

17

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$538	$1,745

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$243
Accumulated Capital Losses *	(70,951)
Unrealized Appreciation †	4,178
Total Accumulated Deficit	$(66,530)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(115)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	115

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of pproximately:

Year of Expiration	Amount
2016	$35,824
2017	35,127
Total	$70,951

 As of October 31, 2010, the Fund utilized $13,364 of prior year capital loss carryforwards.

18

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.8000%
On next $150 million	0.7500%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.10%	1.35%	1.55%	1.25%	0.95%	0.90%

19

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

From November 1, 2010 through February 28, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.10%	1.40%	1.55%	1.25%	0.95%	0.90%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.35%
Class B Shares	2.10
Class C Shares	2.10
Class I Shares	1.04
Class L Shares	1.38
Class R3 Shares	1.55
Class R4 Shares	1.25
Class R5 Shares	0.95
Class Y Shares	0.90

e)
Distribution and Service Plan for Class A, B, C, L, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $165 and contingent deferred sales charges of $9 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. The entire fee will be used for distribution-related expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution

20

fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $9. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

		Total Return Excluding
	Impact from Payment from Affiliate for	Payment from Affiliate for the
	SEC Settlement for the Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	9.72%
Class B	0.01	8.89
Class C	0.01	8.90
Class I	0.01	10.07
Class L	0.01	9.91
Class Y	0.01	10.29

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	9

21

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$54,500
Sales Proceeds Excluding U.S. Government Obligations	60,023

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	613	3	(879)	—	(263)	1,140	28	(2,086)	—	(918)
Amount	$8,407	$31	$(11,794)	$—	$(3,356)	$13,157	$315	$(23,685)	$—	$(10,213)
Class B
Shares	11	—	(78)	—	(67)	24	—	(236)	—	(212)
Amount	$133	$—	$(947)	$—	$(814)	$252	$7	$(2,456)	$—	$(2,197)
Class C
Shares	101	—	(138)	—	(37)	169	—	(271)	—	(102)
Amount	$1,242	$—	$(1,655)	$—	$(413)	$1,740	$—	$(2,786)	$—	$(1,046)
Class I
Shares	214	—	(34)	—	180	57	1	(74)	—	(16)
Amount	$2,938	$5	$(459)	$—	$2,484	$654	$7	$(817)	$—	$(156)
Class L
Shares	24	4	(126)	—	(98)	49	9	(292)	—	(234)
Amount	$326	$55	$(1,713)	$—	$(1,332)	$561	$107	$(3,345)	$—	$(2,677)
Class R3
Shares	23	—	(19)	—	4	68	—	(61)	—	7
Amount	$314	$—	$(251)	$—	$63	$803	$1	$(715)	$—	$89
Class R4
Shares	67	1	(49)	—	19	149	2	(77)	—	74
Amount	$929	$10	$(683)	$—	$256	$1,768	$17	$(888)	$—	$897
Class R5
Shares	3	—	—	—	3	11	—	—	—	11
Amount	$33	$1	$(1)	$—	$33	$132	$—	$(1)	$—	$131
Class Y
Shares	155	10	(357)	—	(192)	2,263	5	(629)	—	1,639
Amount	$2,222	$137	$(4,875)	$—	$(2,516)	$27,066	$62	$(7,377)	$—	$19,751
Total
Shares	1,211	18	(1,680)	—	(451)	3,930	45	(3,726)	—	249
Amount	$16,544	$239	$(22,378)	$—	$(5,595)	$46,133	$516	$(42,070)	$—	$4,579
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	18	$238
For the Year Ended October 31, 2010	43	$502

22

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

15.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

At a meeting of the Board of Directors of The Hartford Mutual Funds II, Inc. (the “Board”) on May 3, 2011, the Board unanimously approved a plan to reclassify Class L shares. Effective as of the close of business on the reclassification date, each shareholder of Class L shares will own Class A shares equal to the aggregate value of Class L shares held by that shareholder (each a “Reclassification”). With respect to each Fund, shareholders of Class L shares are expected to incur the same or lower net operating expenses after the Reclassification to Class A shares.

Each Reclassification is expected to occur on or about August 5, 2011 or as soon as practicable thereafter. Accordingly, effective as of the close of the Reclassification, all references to Class L will be deleted.

24

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25

The Hartford Value Opportunities Fund
Financial Highlights

 - Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$12.15	$0.04	$–	$2.28	$2.32	$(0.01)	$–	$–	$(0.01)	$2.31	$14.46
B	10.94	(0.01)	–	2.05	2.04	–	–	–	–	2.04	12.98
C	10.91	(0.01)	–	2.05	2.04	–	–	–	–	2.04	12.95
I	12.04	0.07	–	2.25	2.32	(0.05)	–	–	(0.05)	2.27	14.31
L	12.18	0.04	–	2.28	2.32	(0.03)	–	–	(0.03)	2.29	14.47
R3	12.30	0.03	–	2.30	2.33	–	–	–	–	2.33	14.63
R4	12.37	0.05	–	2.31	2.36	(0.02)	–	–	(0.02)	2.34	14.71
R5	12.45	0.07	–	2.33	2.40	(0.06)	–	–	(0.06)	2.34	14.79
Y	12.51	0.07	–	2.35	2.42	(0.07)	–	–	(0.07)	2.35	14.86

For the Year Ended October 31, 2010 (E)
A	10.19	0.04	–	1.97	2.01	(0.05)	–	–	(0.05)	1.96	12.15
B	9.21	(0.04)	–	1.78	1.74	(0.01)	–	–	(0.01)	1.73	10.94
C	9.18	(0.04)	–	1.77	1.73	–	–	–	–	1.73	10.91
I	10.09	0.07	–	1.94	2.01	(0.06)	–	–	(0.06)	1.95	12.04
L	10.20	0.06	–	1.97	2.03	(0.05)	–	–	(0.05)	1.98	12.18
R3	10.30	0.01	–	2.00	2.01	(0.01)	–	–	(0.01)	2.00	12.30
R4	10.37	0.05	–	2.00	2.05	(0.05)	–	–	(0.05)	2.00	12.37
R5	10.43	0.07	–	2.03	2.10	(0.08)	–	–	(0.08)	2.02	12.45
Y	10.47	0.08	–	2.04	2.12	(0.08)	–	–	(0.08)	2.04	12.51

For the Year Ended October 31, 2009 (E)
A	8.22	0.06	–	2.06	2.12	(0.15)	–	–	(0.15)	1.97	10.19
B	7.42	0.02	–	1.87	1.89	(0.10)	–	–	(0.10)	1.79	9.21
C	7.38	(0.01)	–	1.86	1.85	(0.05)	–	–	(0.05)	1.80	9.18
I	8.15	0.06	–	2.05	2.11	(0.17)	–	–	(0.17)	1.94	10.09
L	8.26	0.06	–	2.06	2.12	(0.18)	–	–	(0.18)	1.94	10.20
R3	8.33	0.02	–	2.09	2.11	(0.14)	–	–	(0.14)	1.97	10.30
R4	8.39	0.04	–	2.11	2.15	(0.17)	–	–	(0.17)	1.98	10.37
R5	8.44	0.07	–	2.12	2.19	(0.20)	–	–	(0.20)	1.99	10.43
Y	8.48	0.11	–	2.08	2.19	(0.20)	–	–	(0.20)	1.99	10.47

For the Year Ended October 31, 2008
A	18.24	0.09	–	(7.48)	(7.39)	(0.04)	(2.59)	–	(2.63)	(10.02)	8.22
B	16.75	–	–	(6.74)	(6.74)	–	(2.59)	–	(2.59)	(9.33)	7.42
C	16.71	(0.03)	–	(6.71)	(6.74)	–	(2.59)	–	(2.59)	(9.33)	7.38
I	18.13	0.07	–	(7.37)	(7.30)	(0.09)	(2.59)	–	(2.68)	(9.98)	8.15
L	18.31	0.10	–	(7.49)	(7.39)	(0.07)	(2.59)	–	(2.66)	(10.05)	8.26
R3	18.56	0.10	–	(7.64)	(7.54)	(0.10)	(2.59)	–	(2.69)	(10.23)	8.33
R4	18.61	0.12	–	(7.66)	(7.54)	(0.09)	(2.59)	–	(2.68)	(10.22)	8.39
R5	18.66	0.10	–	(7.64)	(7.54)	(0.09)	(2.59)	–	(2.68)	(10.22)	8.44
Y	18.73	0.12	–	(7.67)	(7.55)	(0.11)	(2.59)	–	(2.70)	(10.25)	8.48

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.

26

 - Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap (C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap (C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap (C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

19.07	%(F)	$78,803	1.43	%(G)	1.35	%(G)	1.35	%(G)	0.61	%(G)	36%
18.65	(F)	7,508	2.38	(G)	2.10	(G)	2.10	(G)	(0.14	) (G)	–
18.70	(F)	12,518	2.14	(G)	2.10	(G)	2.10	(G)	(0.13	) (G)	–
19.30	(F)	4,352	1.04	(G)	1.04	(G)	1.04	(G)	1.00	(G)	–
19.08	(F)	25,160	1.59	(G)	1.38	(G)	1.38	(G)	0.58	(G)	–
18.94	(F)	1,280	1.67	(G)	1.55	(G)	1.55	(G)	0.40	(G)	–
19.13	(F)	6,405	1.31	(G)	1.25	(G)	1.25	(G)	0.72	(G)	–
19.33	(F)	217	1.04	(G)	0.95	(G)	0.95	(G)	1.03	(G)	–
19.36	(F)	31,700	0.91	(G)	0.90	(G)	0.90	(G)	1.06	(G)	–

19.78		69,397	1.46		1.35		1.35		0.34		87
18.89		7,069	2.42		2.10		2.10		(0.40)		–
18.85		10,954	2.18		2.10		2.10		(0.41)		–
20.00		1,494	1.05		1.05		1.05		0.64		–
19.98		22,373	1.16		1.14		1.14		0.54		–
19.56		1,021	1.67		1.58		1.58		0.10		–
19.79		5,147	1.31		1.28		1.28		0.39		–
20.17		154	1.07		0.98		0.98		0.65		–
20.28		29,098	0.91		0.91		0.91		0.73		–

26.41		67,577	1.66		1.20		1.20		0.67		90
25.90		7,903	2.74		1.63		1.63		0.26		–
25.33		10,158	2.39		1.98		1.98		(0.07)		–
26.68		1,416	1.17		1.10		1.10		0.71		–
26.39		21,122	1.22		1.20		1.20		0.67		–
25.97		784	1.78		1.60		1.60		0.28		–
26.38		3,551	1.36		1.30		1.30		0.50		–
26.77		12	1.12		1.00		1.00		0.77		–
26.76		7,195	0.96		0.96		0.96		1.20		–

(46.75)		59,576	1.50		1.40		1.40		0.62		65
(46.99)		7,613	2.47		1.95		1.95		0.08		–
(47.13)		11,167	2.21		2.15		2.15		(0.12)		–
(46.63)		1,139	1.22		1.15		1.15		0.99		–
(46.62)		19,403	1.21		1.20		1.20		0.82		–
(46.93)		657	1.72		1.65		1.65		0.30		–
(46.73)		1,877	1.37		1.35		1.35		0.66		–
(46.57)		6	1.07		1.05		1.05		0.96		–
(46.52)		18,603	0.97		0.97		0.97		1.01		–

27

The Hartford Value Opportunities Fund
Financial Highlights – (continued)

 - Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended October 31, 2007
A	$18.26	$0.08	$–	$1.56	$1.64	$(0.14)	$(1.52)	$–	$(1.66)	$(0.02)	$18.24
B	16.92	(0.04)	–	1.43	1.39	(0.04)	(1.52)	–	(1.56)	(0.17)	16.75
C	16.92	(0.01)	–	1.40	1.39	(0.08)	(1.52)	–	(1.60)	(0.21)	16.71
I	18.27	0.34	–	1.36	1.70	(0.32)	(1.52)	–	(1.84)	(0.14)	18.13
L(F)	18.29	0.09	–	1.59	1.68	(0.14)	(1.52)	–	(1.66)	0.02	18.31
R3(G)	17.74	–	–	0.82	0.82	–	–	–	–	0.82	18.56
R4(G)	17.74	–	–	0.87	0.87	–	–	–	–	0.87	18.61
R5(G)	17.74	0.12	–	0.80	0.92	–	–	–	–	0.92	18.66
Y	18.48	0.51	–	1.26	1.77	–	(1.52)	–	(1.52)	0.25	18.73

For the Year Ended October 31, 2006 (J)
A	15.56	0.09	–	3.11	3.20	–	(0.50)	–	(0.50)	2.70	18.26
B	14.56	(0.03)	–	2.89	2.86	–	(0.50)	–	(0.50)	2.36	16.92
C	14.56	(0.04)	–	2.90	2.86	–	(0.50)	–	(0.50)	2.36	16.92
I(K)	17.12	0.01	–	1.14	1.15	–	–	–	–	1.15	18.27
L	15.58	0.12	–	3.11	3.23	(0.02)	(0.50)	–	(0.52)	2.71	18.29
Y	15.74	0.15	–	3.15	3.30	(0.06)	(0.50)	–	(0.56)	2.74	18.48

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(F)	Classes H, M and N were merged into Class L on February 9, 2007.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.
(J)	Per share amounts have been calculated using average shares outstanding method.
(K)	(Commenced operations on August 31, 2006.

28

 - Ratios and Supplemental Data -

Total Return (B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap (C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap (C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap (C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate (D)
9.73	%(E)	$157,671	1.48%		1.40%		1.40%		0.48%		77%
8.90	(E)	20,792	2.38		2.13		2.13		(0.25)		–
8.91	(E)	32,738	2.19		2.15		2.15		(0.28)		–
10.08	(E)	4,659	1.22		1.15		1.15		0.61		–
9.92	(E)	43,102	1.26		1.25		1.25		0.50		–
4.62	(H)	124	1.78	(I)	1.65	(I)	1.65	(I)	0.03	(I)	–
4.90	(H)	732	1.40	(I)	1.35	(I)	1.35	(I)	(0.01	) (I)	–
5.19	(H)	11	1.17	(I)	1.05	(I)	1.05	(I)	0.75	(I)	–
10.30	(E)	26,645	0.94		0.94		0.94		1.19		–

21.12		111,324	1.52		1.40		1.40		0.51		57
20.21		18,271	2.38		2.12		2.12		(0.20)		–
20.20		22,466	2.22		2.15		2.15		(0.24)		–
6.72	(H)	12	1.38	(I)	1.15	(I)	1.15	(I)	0.12	(I)	–
21.31		32,983	1.23		1.23		1.23		0.68		–
21.55		102,915	1.00		1.00		1.00		0.90		–

29

The Hartford Value Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

30

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

31

The Hartford Value Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32

The Hartford Value Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2010	Ending Account Value April 30, 2011	Expenses paid during the period October 31, 2010 through April 30, 2011	Beginning Account Value October 31, 2010	Ending Account Value April 30, 2011	Expenses paid during the period October 31, 2010 through April 30, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,190.65	$7.33	$1,000.00	$1,018.10	$6.76	1.35%	181	365
Class B	$1,000.00	$1,186.47	$11.38	$1,000.00	$1,014.38	$10.49	2.10	181	365
Class C	$1,000.00	$1,186.98	$11.39	$1,000.00	$1,014.38	$10.49	2.10	181	365
Class I	$1,000.00	$1,193.03	$5.64	$1,000.00	$1,019.65	$5.20	1.04	181	365
Class L	$1,000.00	$1,190.78	$7.51	$1,000.00	$1,017.94	$6.92	1.38	181	365
Class R3	$1,000.00	$1,189.43	$8.42	$1,000.00	$1,017.10	$7.76	1.55	181	365
Class R4	$1,000.00	$1,191.29	$6.79	$1,000.00	$1,018.59	$6.26	1.25	181	365
Class R5	$1,000.00	$1,193.28	$5.17	$1,000.00	$1,020.08	$4.76	0.95	181	365
Class Y	$1,000.00	$1,193.59	$4.90	$1,000.00	$1,020.33	$4.51	0.90	181	365

33

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal’s Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY

The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION

Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS

Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS

It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-VO11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

            Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a)(2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS II, INC.

Date: June 14, 2011	By: /s/ James E. Davey James E. Davey Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 14, 2011	By: /s/ James E. Davey James E. Davey Its: President

Date: June 14, 2011	By: /s/ Tamara L. Fagely Tamara L. Fagely Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer